UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2010

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Market Review	3
Investment Process — Balanced Fund	5
Portfolio Management Discussion and Performance Summaries — Balanced Fund	6
Investment Process — Structured Domestic Equity Funds	13
Portfolio Management Discussion and Performance Summaries — Structured Domestic Equity Funds	15
Schedules of Investments	45
Financial Statements	88
Notes to Financial Statements	96
Financial Highlights	120
Other Information	134

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and / or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

Overall, the U.S. stock and bond markets rose during the six months ended April 30, 2010 (the “Reporting Period”). For much of the period, economic data was mixed. During the fourth calendar quarter of 2009, U.S. industrial production was weak, suggesting that the economic recovery was experiencing a rather tepid recovery. The manufacturing index of the Federal Reserve Bank of Philadelphia, however, beat consensus estimates. Inventories drove much of the growth during the fourth quarter, followed by net exports and consumer spending. Although existing home sales were higher than expected, some observers seemed to believe the increase was a rush to buy before the housing tax credit expired. (The housing tax credit was subsequently expanded and extended until the end of April 2010.)

The U.S. labor market remained weak. At year end 2009, U.S. non-farm payrolls came in higher than expected and the unemployment rate fell from 10.2% to 10%. However initial jobless claims saw an unexpected increase, rising by 7,000 to 480,000. The U.S. trade deficit narrowed more than anticipated. Meanwhile, the Federal Reserve (the “Fed”) pledged to keep interest rates exceptionally low for an extended period.

In early 2010, market sentiment was generally negative as investors questioned the robustness of the economic recovery. There was also concern about the withdrawal of government support and the eventual tightening of monetary policy. The labor market remained soft amid signs that earlier improvements were the result of fewer layoffs, not increased hiring. President Obama’s proposal of the Financial Crisis Responsibility Fee, as well as other initiatives designed to limit the size and trading activities of financial institutions, sparked a widespread sell-off during the first calendar quarter of 2010.

In the final months of the Reporting Period, U.S. economic data grew more encouraging. Orders for durable goods increased, pointing to a healthy recovery in the manufacturing sector and in world trade. Retail sales, as well as income and spending figures, also seemed to suggest that households were playing a larger part in the economy’s recovery than previously believed. Although the labor market remained weak, job losses seemed to be stabilizing.

Equity Markets

The stock market rose during the Reporting Period. Small cap stocks outperformed large cap stocks, primarily because of gains in the energy sector. The Russell 2000 Index, which measures the small cap universe, gained 28.17%, while the S&P 500 Index, a measure of large cap stocks, returned 15.66%. Across the capitalization spectrum, value-oriented stocks outperformed growth-oriented stocks, largely on the strength of the consumer discretionary sector. The Russell 1000 Value Index, representing large cap value stocks rose 17.77% for the Reporting Period, outperforming the Russell 1000 Growth Index, which returned 15.79%.

Fixed Income Markets

During the Reporting Period as a whole, investors continued to show a strong appetite for risky assets, and most sectors of the bond market outperformed U.S. Treasuries. Short-term Treasury yields remained anchored by the Fed’s commitment to an extended period of low interest rates, while long-term Treasury yields increased as the market anticipated the prospect of greater issuance in the future. During the Reporting Period, the yield on the 10-year Treasury note rose from 3.12% to 3.82%. The spread, or difference in yields, between two- and 10-year Treasury notes widened, ending the Reporting Period at 2.81%.

MARKET REVIEW

Looking Ahead

Equity Markets

In the coming months, we strongly believe investors will use fundamentally-based criteria to build their portfolios. That is, we expect investors to overweight those stocks with less expensive valuations, higher-quality earnings, and higher profitability. Stocks with good momentum are likely, in our opinion, to outperform those with poor momentum. We intend to continue to focus on seeking profitable companies with strong fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

Fixed Income Markets

In our opinion, the U.S. economy will continue to recover, consistent with the historical pattern of sharp downturns being followed by equally sharp recoveries. Supportive financial conditions and an ongoing decline in inventories relative to sales suggest to us that economic growth should continue during the next six months.

The key question is whether consumers can drive a sustainable recovery as the impact of fiscal stimulus and the inventory cycle fades during the second half of 2010. Consumption appears to have held up relatively well during the first part of 2010, largely because of rising stock and bond prices, modest improvement in the housing market and signs of stabilization in employment. As long as these trends continue, we believe consumption growth is likely to remain positive, albeit subdued.

We believe near-term economic growth will be driven by the corporate sector. In our view, corporate cash — deployed by stock buybacks, mergers and acquisitions or business investment — could have a very positive impact on asset prices and employment. So far, business investment has remained subdued, but the rise in corporate profits, cash flow, orders and confidence suggest investment is likely to increase.

The most significant headwind, in our view, to higher business investment is excess capacity. However, when low growth created large capacity overhangs during the mid-1970s and early 1980s, business investment still increased sharply after the initial pullback. Thus, as long as business confidence does not suffer a significant decline, we do not believe excess capacity rules out a rise in business investment.

The U.S. economy continues to face other headwinds as well, ranging from a weaker commercial real estate sector to rising concerns about the country’s fiscal health. As a result, we believe 2010 growth is likely to peak in the second quarter and that consumption growth will remain modest. We expect the U.S. economy to expand modestly during 2010 with inflation rising slightly.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds

Fully invested, well-diversified portfolio that:

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.

■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 3,500 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 20 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Balanced Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Balanced Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Balanced Fund (the “Fund”) perform during the Reporting Period?

A	For the Reporting Period, the Fund’s Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of 11.77%, 11.39%, 11.38%, and 12.00%, respectively. These returns compare to the 15.66%, 2.54% and 10.38% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index, and the blended index comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index, during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. Because of the equity market’s strong performance during the Reporting Period, the Fund benefited from its larger allocation to stocks. At the beginning of the Reporting Period, the Fund was invested 59.7% in equities and 40.3% in fixed income. It was invested 58.6% in equities and 41.4% in fixed income at the end of the Reporting Period.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than on making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.

Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period as many of these stocks performed well. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 3.2%, which was higher than the 1.9% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed most to the Fund’s returns?

A	The Fund benefited from an underweighted position relative to the S&P 500 Index in oil and gas giant Exxon Mobil. An overweight in home improvement retailer Home Depot was also advantageous.

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	The Fund was hampered during the Reporting Period by its overweights to investment management company Federated Investors, technology and software maker Apple and fertilizer producer Terra Industries.

Q	Which fixed income market sectors most significantly affected the Fund’s performance?

A	The Fund’s overweight position relative to the Barclays Capital U.S. Aggregate Bond Index in non-agency adjustable-rate mortgages (ARMs) was the largest contributor to relative returns. Non-agency ARMS benefited from improving fundamentals in the U.S. housing market and favorable technicals, such as the implementation of the Public-Private Investment Program (PPIP).

PORTFOLIO RESULTS

An overweight in investment grade corporate bonds also enhanced relative results. During the Reporting Period, the Barclays Capital U.S. Aggregate Bond Index outperformed duration-matched Treasuries by a differential of 3.94%. Issuer selection within the investment grade corporate bond sector also contributed to relative performance.

Effective issuer selection within mortgage-backed and asset-backed securities added relative returns. In particular, the Fund benefited from investments in senior and super-senior tranches of distressed non-agency mortgage-backed securities that were backed by Option ARMs, which give borrowers payment options, and Alt-A mortgages, which are mortgages that fall between prime and subprime in terms of the credit quality of the underlying borrowers. This positive performance was partly offset by weaker issuer selection among commercial mortgage-backed securities (CMBS).

Our issuer selection within agencies and emerging markets debt also enhanced relative results.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies added to relative returns. In particular, the portfolio’s overweighted positions on the longer end of the U.K. and German yield curves contributed. These positions were advantageous because of the regions’ sluggish economic recoveries and the heightened risk posed by certain sovereign credits, such as Greece, Portugal and Spain. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period and how did it affect performance?

A	During the Reporting Period, we shifted the Fund from a short duration stance to a long duration position relative to the Barclays Capital U.S. Aggregate Bond Index. We decreased the fixed income portfolio’s overweighted exposure in investment grade corporate bonds and non-agency ARMS. We also decreased the size of its underweight in agency mortgage-backed securities. Further, we moved from a neutral to an overweighted position in emerging markets debt.

Q	What is the Team’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. The team aims to be style neutral to the Benchmark and favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to that of the S&P 500 Index. We intend to maintain our focus on stocks with high dividend yields. With interest rates so low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	Within the fixed income portfolio as of April 30, 2010, we were targeting a neutral duration position along the U.S. fixed income yield curve relative to the Barclays Capital U.S. Aggregate Bond Index. However, we remain cautious about longer-maturity Treasury yields, as we expect bond supply to continue rising and U.S. economic growth to show further signs of improvement.

We plan to maintain a moderately underweighted position in agency mortgages because we believe they are expensive relative to Treasuries. In addition, we do not think investors are being adequately compensated for potential risks, such as prepayment risk.

We also favor a small overweight in investment-grade corporate bonds. Their spreads, or differences in yield, relative to Treasuries have tightened but at the end of the Reporting Period, we still considered them attractive. The tighter spreads have substantially reduced corporate interest payment costs, which has, in turn, lowered leverage,

PORTFOLIO RESULTS

thus creating a virtuous cycle. In 2010, we expect spreads to tighten further, driven by strong inflows and improving corporate fundamentals. Meanwhile, newly-issued bonds continue to be met by robust demand. Historically, an environment with slow to moderate global growth has been, in our view, the most beneficial for corporate bonds.

At the end of the Reporting Period, we maintained a small position in high yield bonds, which are not represented in the Barclays Capital U.S. Aggregate Bond Index. We believe high yield corporate bond returns will remain volatile in the near term until there is clarity on the strength of the global recovery. However, spreads remain wide because of persistent concerns about the amount of debt on corporate balance sheets. Nevertheless, market momentum is driving spreads tighter with the weakest credits rallying the most. We believe the strengthening equity markets will continue to support higher recovery values on defaults and assist debt repayment through initial public offerings and share issuances.

In emerging markets debt, we maintain a slight overweight position relative to the fixed income portfolio’s benchmark index. This position is underpinned by our outlook for strong economic growth and the relative fiscal stability of many emerging market countries. In contrast to Eurozone “peripherals,” such as Greece, Spain and Ireland, emerging market countries are generally perceived to have stronger fiscal positions, lower debt and faster growth, as evidenced by continued strong capital flows into the asset class.

FUND BASICS

Balanced Fund
as of April 30, 2010

PERFORMANCE REVIEW

			Barclay’s Capital	S&P (60%) Barclay’s
November 1, 2009-	Fund Total Return	S&P 500	U.S. Aggregate	Capital Aggregate
April 30, 2010	(based on NAV)[1]	Index[2]	Bond Index[3]	(40%) Blended Index[4]

Class A	11.77%	15.66%	2.54%	10.38%
Class B	11.39	15.66	2.54	10.38
Class C	11.38	15.66	2.54	10.38
Institutional	12.00	15.66	2.54	10.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The Barclay’s Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.
[4]	The S&P 500 (60%) / Barclays Capital Aggregate (40%) is a blended index comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index. The index is unmanaged and the figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	31.29%	2.73%	1.96%	6.07%	10/12/94
Class B	32.86	2.72	1.91	4.68	5/1/96
Class C	36.87	3.13	1.78	2.52	8/15/97
Institutional	39.58	4.52	3.05	3.77	8/15/97

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.38%
Class B	1.80	2.13
Class C	1.80	2.13
Institutional	0.65	0.98

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/107

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.2%	Software
International Business Machines Corp.	2.0	IT Services
Chevron Corp.	2.0	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	1.8	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	1.7	Diversified Financial Services
Eli Lilly & Co.	1.6	Pharmaceuticals
The Procter & Gamble Co.	1.5	Household Products
General Electric Co.	1.2	Industrial Conglomerates
Bristol-Myers Squibb Co.	1.2	Pharmaceuticals
Intel Corp.	1.2	Semiconductors & Semiconductor
		Equipment

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK8

As of April 30, 2010

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocation may differ from the percentages contained in the graph above. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in securities lending reinvestment vehicle represented 3.0% of the Funds’s net assets at April 30, 2010.

FUND BASICS

FUND’S FIXED INCOME SECTOR ALLOCATIONS9

As of April 30, 2010

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[11]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Structured Domestic Equity Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from Traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■ Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.
■ Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.
■ Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.
■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:
■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.
■ Offer broad access to a clearly defined equity universe.
■ Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Enhancements Made to Proprietary Quantitative Model
During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the Reporting Period. We continued to refine our process to adjust for crowding,4 which has the potential to shorten the length of time that signals within our investment themes are effective. In addition, we expanded our model’s cross-company linkage signals to examine relationships between global companies that are economically related. We also introduced two new signals within our Management investment theme. The first seeks to capture select actions by managers of hard-to-value companies, while the other identifies companies where managers have incentives tied to shareholder value. Lastly, we continued our sector-specific research and implemented a signal that measures the efficiency and profitability of airline companies. We believe that these enhancements have predictive ability and will add value to our process over time.

Changes Made to the Team’s Management

Robert B. Litterman, the Chairman of Quantitative Investment Strategies (QIS), retired at the end of 2009 following 23 years of distinguished service.

Kent Daniel, Managing Director and former co-CIO, has left the firm to pursue other personal and professional objectives. Bill Fallon, Managing Director and co-CIO of the QIS macro business, has assumed Kent’s research and co-CIO responsibilities for the QIS equity team. Katinka Domotorffy remains Chief Investment Officer and Head of QIS.

Don Mulvihill, Managing Director, has been named the co-CIO with Katinka Domotorffy of a new Customized Beta Strategies (CBS) team within QIS. The CBS team centralizes the QIS beta-driven solutions, including the Financial Solutions Group (focused on beta replication, currency hedging, drawdown risk management and transition management) as well as tax-advantaged solutions and other customized beta strategies.

Peter Zangari, formerly the Head of Implementation for the QIS equity strategies, has assumed the new role of Head of Risk Management for QIS.

Adrien Vesval, Managing Director and Portfolio Manager on the QIS team, has left the firm to pursue other opportunities. His responsibilities have been assumed primarily by Bernard Yoo, Vice President and Portfolio Manager, and the existing members of the QIS volatility team. Silverio Foresi, formerly Head of QIS trading, has left the QIS team to serve as Head of Analytics and Attribution in Goldman Sachs Asset Management’s Office of the CIO. Rich Vanecek, the Chief Operating Officer of Trading for the QIS team, and Jeff Bacidore, the head of QIS’s algorithmic trading, will co-manage the QIS trading desk.

[4]	Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.

PORTFOLIO RESULTS

Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Large Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.66%, 15.26%, 15.30%, 15.99%, 15.67%, 15.89% and 15.50%, respectively. These returns compare to the 15.79% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund provided mixed returns relative to the Index during the Reporting Period. Among investment themes, our Quality theme contributed the most to relative results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Valuation, Sentiment and Management themes also enhanced relative performance. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Management assesses the characteristics, policies and strategic decisions of company management.

The Profitability and Momentum themes detracted from relative performance. Our Profitability theme assesses whether a company is earning more than its cost of capital, while our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index. During the Reporting Period, our stock picks added positively to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the information technology, industrials and financials sectors contributed to the Fund’s results versus the Index. An overweighted position in Toro, a turf maintenance equipment maker, was advantageous. We assumed the overweight because of our positive views on Profitability. The Fund also benefited from overweights in hard disk drive manufacturer Seagate Technology and shipping company United Parcel Service. Our positive views on Quality and Sentiment led to these overweights.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the health care, consumer discretionary and consumer staples sectors dampened the Fund’s relative results. The Fund was hindered by an underweight in technology and software maker Apple, a position we adopted because of our negative views on Quality. Also detracting were overweighted positions in biopharmaceutical firm Gilead Sciences and tobacco company Lorillard. Our positive views on Profitability led to our assuming both overweights.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the information technology, consumer discretionary, health care and industrials sectors relative to the Index. The Fund was underweight the consumer staples, utilities, energy, materials, financials and telecommunication services sectors relative to the Index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–April 30, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	15.66%	15.79%
Class B	15.26	15.79
Class C	15.30	15.79
Institutional	15.99	15.79
Service	15.67	15.79
Class IR	15.89	15.79
Class R	15.50	15.79

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	37.18%	-1.23%	-6.03%	1.58%	5/1/97
Class B	39.13	-1.29	-6.09	1.55	5/1/97
Class C	42.85	-0.92	-6.22	-0.04	8/15/97
Institutional	45.67	0.29	-5.10	2.43	5/1/97
Service	44.97	-0.17	-5.57	1.93	5/1/97
Class IR	45.35	N/A	N/A	-8.79	11/30/07
Class R	44.79	N/A	N/A	-9.19	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

Microsoft Corp.	5.8%	Software
Intel Corp.	3.9	Semiconductors & Semiconductor
		Equipment
Cisco Systems, Inc.	3.2	Communications Equipment
The Procter & Gamble Co.	3.0	Household Products
Eli Lilly & Co.	3.0	Pharmaceuticals
Lorillard, Inc.	2.3	Tobacco
Oracle Corp.	2.1	Software
Accenture PLC	2.1	IT Services
United Parcel Service, Inc. Class B	2.0	Air Freight & Logistics
Amgen, Inc.	2.0	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

PORTFOLIO RESULTS

Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured
Large Cap Value Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Large Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 17.98%, 17.50%, 17.55%, 18.35%, 17.97%, 18.15% and 17.76%, respectively. These returns compare to the 17.77% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund’s investment themes contributed positively to relative returns. Valuation was our best-performing theme. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum and Management also added relative value. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses the characteristics, policies and strategic decisions of company management.

Sentiment and Profitability slowed relative performance. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Profitability assesses whether a company is earning more than its cost of capital. Quality also detracted from relative results, though to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index. During the Reporting Period, our stock picks detracted from the Fund’s performance versus the Index.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the financials, energy and information sectors contributed to relative performance. The Fund benefited from overweighted positions in Cimarex Energy, an oil and gas exploration company, and Seagate Technology, a maker of hard disk drives. We chose to adopt these overweights because of our positive views on Quality and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the consumer discretionary, health care and utilities sectors hampered the Fund’s relative performance. Detracting were overweights in utilities holding company Exelon, oil and natural gas company Devon Energy and agribusiness giant Archer Daniels Midland. The Fund was overweight Exelon because of our positive views on Profitability and Quality, while our positive views on Quality and Sentiment led us to overweight Devon Energy. The overweight to Archer Daniels Midland was assumed because of our positive views on Profitability and Sentiment.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the information technology, health care, consumer discretionary, energy and materials sectors relative to the Index. The Fund was underweight the utilities and consumer staples sectors. It was neutral to the financials, industrials and telecommunication services sectors relative to the Index at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–April 30, 2010	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	17.98%	17.77%
Class B	17.50	17.77
Class C	17.55	17.77
Institutional	18.35	17.77
Service	17.97	17.77
Class IR	18.15	17.77
Class R	17.76	17.77

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	39.45%	-2.35%	0.92%	1.43%	12/31/98
Class B	41.43	-2.38	0.85	1.39	12/31/98
Class C	45.62	-1.97	0.73	1.18	12/31/98
Institutional	48.13	-0.85	1.89	2.33	12/31/98
Service	47.49	-1.34	1.40	1.84	12/31/98
Class IR	48.00	N/A	N/A	-11.48	11/30/07
Class R	47.30	N/A	N/A	-11.88	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class IR	0.70	0.85
Class R	1.20	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.8%	Oil, Gas & Consumable Fuels
Chevron Corp.	3.7	Oil, Gas & Consumable Fuels
Bank of America Corp.	3.5	Diversified Financial Services
AT&T, Inc.	3.2	Diversified Telecommunication Services
Wells Fargo & Co.	3.2	Commercial Banks
General Electric Co.	3.1	Industrial Conglomerates
Pfizer, Inc.	3.0	Pharmaceuticals
Simon Property Group, Inc.	2.8	Real Estate Investment Trusts
Time Warner, Inc.	2.8	Media
ConocoPhillips	2.7	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap
Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 31.55%, 30.99%, 31.00%, 31.79%, 31.48%, 31.63% and 31.34%, respectively. These returns compare to the 28.17% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed the Index during the Reporting Period with our Momentum theme contributing the most to relative results. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Also enhancing relative performance were Valuation and Management. Valuation captures potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, also added relative value, though to a lesser extent.

Profitability and Quality detracted from relative performance. Our Profitability theme assesses whether a company is earning more than its cost of capital, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Q	Which positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the information technology, consumer discretionary and financials sectors added the most to relative performance. In particular, the Fund was helped by its overweighted positions in computer component maker Lattice Semiconductor, language and testing services company Lionbridge Technologies and financial holding company International Bancshares. The Fund was overweight Lattice Semiconductor because of our positive views on Quality, Sentiment and Valuation. Its overweighted position in Lionbridge Technologies was assumed because of our positive views on Quality, Momentum and Sentiment. Our positive views on Valuation, Sentiment and Profitability led us to overweight International Bancshares.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our stock picks in the consumer staples, industrials and health care sectors dampened relative results. The Fund was hampered by its overweighted positions in pharmaceutical and biotechnology company PDL BioPharma and business intelligence software maker MicroStrategy. An underweighted position in airline holding company UAL also detracted. We chose to overweight in PDL BioPharma because of our positive views on Profitability and Management. Our positive views on Profitability, Momentum and Management led us to overweight MicroStrategy, while our negative views on Management, Sentiment and Valuation were responsible for the Fund’s underweight in UAL.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the consumer discretionary, information technology, materials and industrials sectors relative to the Index. It was underweight the financials, utilities, energy, health care and consumer staples sectors versus the Index. The Fund was relatively neutral to the Index in the telecommunication services sector at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–April 30, 2010	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	31.55%	28.17%
Class B	30.99	28.17
Class C	31.00	28.17
Institutional	31.79	28.17
Service	31.48	28.17
Class IR	31.63	28.17
Class R	31.34	28.17

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	58.69%	-1.90%	2.26%	3.58%	8/15/97
Class B	61.74	-1.91	2.21	3.54	8/15/97
Class C	65.67	-1.54	2.07	3.28	8/15/97
Institutional	68.54	-0.41	3.24	4.45	8/15/97
Service	67.65	-0.90	2.73	3.94	8/15/97
Class IR	68.59	N/A	N/A	-3.60	11/30/07
Class R	67.50	N/A	N/A	-4.02	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.40%
Class B	2.00	2.15
Class C	2.00	2.15
Institutional	0.85	1.00
Service	1.35	1.50
Class IR	1.00	1.15
Class R	1.50	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	1.3%	Airlines
Lattice Semiconductor Corp.	1.2	Semiconductors & Semiconductor
		Equipment
Nationwide Health Properties, Inc.	1.2	Real Estate Investment Trusts
Rayonier, Inc.	1.2	Real Estate Investment Trusts
International Bancshares Corp.	1.0	Commercial Banks
Cimarex Energy Co.	1.0	Oil, Gas & Consumable Fuels
USA Mobility, Inc.	0.9	Wireless Telecommunication Services
PharMerica Corp.	0.8	Health Care Providers & Services
Molina Healthcare, Inc.	0.8	Health Care Providers & Services
Skechers U.S.A., Inc.	0.8	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.2% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Growth Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Small Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 27.27%, 26.80%, 26.83%, 27.47%, 27.35% and 27.09%, respectively. These returns compare to the 25.49% cumulative total return of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed the Index during the Reporting Period, with our Quality and Sentiment themes enhancing relative results the most. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme also added relative value, though to a lesser extent. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Momentum theme was the largest detractor from relative performance of the Reporting Period. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Management and Profitability also dampened relative performance. Management assesses the characteristics, policies and strategic decisions of company management, while Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index. During the Reporting Period, our stock selection had a mixed impact on the Fund’s relative performance.

Q	Which investments contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the information technology, materials and industrials sectors added to relative performance. The Fund benefited from overweights in Lattice Semiconductor, a computer component maker, and Stillwater Mining, a metals mining company. We chose to overweight Lattice Semiconductor because of our positive views on Quality and Sentiment. The Fund’s overweighted position in Stillwater Mining was adopted because of our positive views on Momentum and Sentiment. Also contributing to results was the Fund’s underweight in Palm, a provider of mobile products. The position was assumed because of our negative views on Profitability and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the health care, energy and consumer staples sectors slowed relative progress. The Fund was hindered by an underweighted position in airline holding company UAL as well as overweighted positions in pharmaceutical and biotechnology company PDL BioPharma and business intelligence software maker MicroStrategy. Our negative views on Management and Sentiment led us to underweight UAL. We chose to overweight PDL BioPharma because of our positive views on Profitability and Management. The Fund was overweight MicroStrategy as a result of our positive views on Momentum and Profitability.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the information technology, consumer discretionary and materials sectors relative to the Index. The Fund was underweight the health care, financials, telecommunication services, energy and consumer staples sectors. It was relatively neutral in the industrials and utilities sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
November 1, 2009–April 30, 2010	(based on NAV)[1]	Growth Index[2]

Class A	27.27%	25.49%
Class B	26.80	25.49
Class C	26.83	25.49
Institutional	27.47	25.49
Class IR	27.35	25.49
Class R	27.09	25.49

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	54.49%	-8.88%	6/25/07
Class B	57.41	-8.69	6/25/07
Class C	61.47	-7.68	6/25/07
Institutional	64.31	-6.61	6/25/07
Class IR	64.00	-4.20	11/30/07
Class R	63.13	-4.69	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.44%
Class B	2.00	3.19
Class C	2.00	3.19
Institutional	0.85	2.04
Class IR	1.00	2.19
Class R	1.50	2.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

Allegiant Travel Co.	1.9%	Airlines
HNI Corp.	1.3	Commercial Services & Supplies
Lancaster Colony Corp.	1.2	Food Products
RF Micro Devices, Inc.	1.1	Semiconductors & Semiconductor Equipment
Cubist Pharmaceuticals, Inc.	1.1	Biotechnology
Lattice Semiconductor Corp.	1.1	Semiconductors & Semiconductor Equipment
PharMerica Corp.	1.0	Health Care Providers & Services
World Fuel Services Corp.	1.0	Oil, Gas & Consumable Fuels
Tempur-Pedic International, Inc.	1.0	Household Durables
PDL BioPharma, Inc.	0.9	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 8.1% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Value Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured Small Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 33.98%, 33.42%, 33.53%, 34.21%, 34.13% and 33.75%, respectively. These returns compare to the 30.66% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund outperformed the Index during the Reporting Period, with Valuation contributing the most to relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme also added relative value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Sentiment was the largest detractor from relative performance. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Also hampering results were Profitability, Momentum and Management. The Profitability theme assesses whether a company is earning more than its cost of capital. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index. During the Reporting Period, our stock selection had a mixed impact on the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the financials, information technology and materials sectors boosted the Fund’s relative performance during the Reporting Period. In particular, the Fund was overweight financial holding company International Bancshares, computer component maker Lattice Semiconductor and live music concert producer Live Nation Entertainment. Our positive views on Valuation and Sentiment led us to overweight International Bancshares, while the Fund was overweight Lattice Semiconductor because of our positive views on Quality and Sentiment. We chose to overweight Live Nation Entertainment as a result of our positive views on Quality and Profitability.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Security selection in the industrials, health care and consumer staples sectors detracted from the Fund’s relative performance during the Reporting Period. The Fund’s overweighted positions in oil and gas exploration company W&T Offshore, silver producer Coeur d’Alene Mines and airline company Republic Airways Holdings detracted. We chose to overweight W&T Offshore because of our positive views on Quality and Sentiment. Our positive views on Sentiment and Valuation led us to overweight Coeur d’Alene Mines. The Fund’s overweight Republic Airways Holdings was the result of our positive views on Valuation and Momentum.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the consumer discretionary, information technology, materials and industrials sectors relative to the Index. The Fund was underweight the utilities, energy, consumer staples, financials and telecommunication services sectors relative to the Index. It was relatively neutral compared to the Index in the health care sector at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return	Russell 2000
April 30, 2010	(based on NAV)[1]	Value Index[2]

Class A	33.98%	30.66%
Class B	33.42	30.66
Class C	33.53	30.66
Institutional	34.21	30.66
Class IR	34.13	30.66
Class R	33.75	30.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	62.42%	-10.01%	6/25/07
Class B	65.67	-9.51	6/25/07
Class C	69.47	-8.87	6/25/07
Institutional	72.47	-7.74	6/25/07
Class IR	72.15	-2.87	11/30/07
Class R	71.26	-3.22	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.69%
Class B	2.00	2.24
Class C	2.00	2.24
Institutional	0.85	1.29
Class IR	1.00	1.44
Class R	1.50	1.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

International Bancshares Corp.	1.6%	Commercial Banks
Southwest Gas Corp.	1.4	Gas Utilities
Allegiant Travel Co.	1.1	Airlines
Healthcare Realty Trust, Inc.	1.0	Real Estate Investment Trusts
OMEGA Healthcare Investors, Inc.	1.0	Real Estate Investment Trusts
Domtar Corp.	1.0	Paper and Forest Products
Lattice Semiconductor Corp.	0.9	Semiconductors & Semiconductor Equipment
Potlatch Corp.	0.9	Real Estate Investment Trusts
Belden, Inc.	0.9	Electrical Equipment
Black Hills Corp.	0.9	Multi-Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).securities lending reinvestment vehicle represented 6.6% of the Fund’s net assets at April 30, 2010.

PORTFOLIO RESULTS

Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured U.S. Equity Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Structured U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 15.80%, 15.34%, 15.34%, 16.00%, 15.69%, 15.93% and 15.59%, respectively. These returns compare to the 15.66% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund provided mixed returns relative to the Index during the Reporting Period. Among investment themes, our Quality theme contributed the most to relative results. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Other contributors were Valuation, Management and Momentum. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Management theme assesses the characteristics, policies and strategic decisions of company management, while our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information.

Profitability and Sentiment were relatively the weakest performing themes during the Reporting Period. Profitability assesses whether a company is earning more than its cost of capital. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in the Fund’s sector weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index. During the Reporting Period, our stock selection contributed positively to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock selection in the financials, information technology and industrials sectors enhanced the Fund’s relative returns. The Fund benefited from overweighted positions in technology component maker Seagate Technology and shipping company United Parcel Service. We chose to overweight these two stocks because of our positive views on Quality and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the health care, consumer discretionary and utilities sectors dampened the Fund’s performance versus the Index. Specifically, the Fund was hurt by its underweighted position in technology and software company Apple and its overweighted positions in oil and gas company Devon Energy and tobacco company Lorillard. We chose to underweight Apple because of our negative views on Quality and Valuation. The overweight in Devon Energy was assumed as a result of our positive views on Sentiment and Quality. Our positive views on Profitability and Momentum led to the Fund’s overweight in Lorillard.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	During the Reporting Period, the Fund was overweight the information technology, consumer discretionary and health care sectors relative to the Index. The Fund was underweight the consumer staples and utilities sectors versus the Index. It was relatively neutral to the Index in the industrials, materials, telecommunication services and energy sectors at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

November 1, 2009–	Fund Total Return
April 30, 2010	(based on NAV)[1]	S&P 500 Index[2]

Class A	15.80%	15.66%
Class B	15.34	15.66
Class C	15.34	15.66
Institutional	16.00	15.66
Service	15.69	15.66
Class IR	15.93	15.66
Class R	15.59	15.66

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	36.17%	-1.32%	-2.04%	6.65%	5/24/91
Class B	38.03	-1.35	-2.08	4.48	5/1/96
Class C	42.04	-0.94	-2.21	1.82	8/15/97
Institutional	44.73	0.19	-1.09	6.65	6/15/95
Service	43.99	-0.30	-1.58	4.67	6/7/96
Class IR	44.39	N/A	N/A	-9.61	11/30/07
Class R	43.79	N/A	N/A	-10.02	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.19%
Class B	1.70	1.94
Class C	1.70	1.94
Institutional	0.55	0.79
Service	1.05	1.29
Class IR	0.70	0.94
Class R	1.20	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.0%	Software
Exxon Mobil Corp.	3.4	Oil, Gas & Consumable Fuels
Eli Lilly & Co.	2.7	Pharmaceuticals
Intel Corp.	2.2	Semiconductors & Semiconductor Equipment
Pfizer, Inc.	2.2	Pharmaceuticals
JPMorgan Chase & Co.	2.1	Diversified Financial Services
Time Warner, Inc.	2.0	Media
The Procter & Gamble Co.	1.9	Household Products
United Parcel Service, Inc. Class B	1.9	Air Freight & Logistics
ConocoPhillips	1.8	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 58.6%

Aerospace & Defense – 1.8%
900	General Dynamics Corp.	$68,724
13,500	Honeywell International, Inc.	640,845
11,100	The Boeing Co.	803,973
12,662	United Technologies Corp.	949,017

		2,462,559

Air Freight & Logistics – 0.2%
4,400	United Parcel Service, Inc. Class B	304,216

Auto Components – 0.2%
7,100	Johnson Controls, Inc.	238,489

Automobiles – 0.1%
3,100	Harley-Davidson, Inc.	104,873

Beverages – 0.6%
2,900	Coca-Cola Enterprises, Inc.	80,417
2,200	Dr. Pepper Snapple Group, Inc.	72,006
10,800	PepsiCo, Inc.	704,376

		856,799

Biotechnology* – 0.2%
700	Amgen, Inc.	40,152
700	Dendreon Corp.	37,954
4,800	Gilead Sciences, Inc.	190,416

		268,522

Capital Markets – 1.1%
3,600	Ameriprise Financial, Inc.	166,896
4,200	Bank of New York Mellon Corp.	130,746
400	BlackRock, Inc.	73,600
19,900	Morgan Stanley & Co.	601,378
6,500	T. Rowe Price Group, Inc.	373,815
8,500	The Charles Schwab Corp.	163,965

		1,510,400

Chemicals – 1.1%
32,100	E.I. du Pont de Nemours and Co.	1,278,864
3,800	Monsanto Co.	239,628

		1,518,492

Commercial Banks – 2.1%
3,200	BancorpSouth, Inc.	70,848
1,100	Bank of Hawaii Corp.	58,168
9,000	Fifth Third Bancorp	134,190
2,300	M&T Bank Corp.	200,905
3,000	PNC Financial Services Group, Inc.	201,630
11,600	Regions Financial Corp.	102,544
7,600	SunTrust Banks, Inc.	224,960
18,200	Valley National Bancorp	295,568
47,200	Wells Fargo & Co.	1,562,792

		2,851,605

Commercial Services & Supplies – 0.9%
12,400	Pitney Bowes, Inc.	314,960
41,720	R.R. Donnelley & Sons Co.	896,563

		1,211,523

Communications Equipment – 0.7%
7,300	Cisco Systems, Inc.*	196,516
19,500	QUALCOMM, Inc.	755,430

		951,946

Computers & Peripherals – 1.9%
4,700	Apple, Inc.*	1,227,264
25,900	Hewlett-Packard Co.	1,346,023

		2,573,287

Consumer Finance – 0.6%
12,500	American Express Co.	576,500
5,000	Capital One Financial Corp.	217,050

		793,550

Distributors – 0.1%
3,100	Genuine Parts Co.	132,680

Diversified Consumer Services – 0.0%
3,000	H&R Block, Inc.	54,930

Diversified Financial Services – 2.8%
23,500	Bank of America Corp.	419,005
184,013	Citigroup, Inc.*	804,137
54,000	JPMorgan Chase & Co.	2,299,320
6,900	NYSE Euronext	225,147

		3,747,609

Diversified Telecommunication Services – 2.3%
43,350	AT&T, Inc.(a)	1,129,701
178,000	Frontier Communications Corp.(b)	1,416,880
17,400	Verizon Communications, Inc.	502,686

		3,049,267

Electric Utilities – 1.4%
61,300	Duke Energy Corp.	1,028,614
6,900	FirstEnergy Corp.	261,303
1,200	Progress Energy, Inc.	47,904
17,800	Southern Co.	615,168

		1,952,989

Electrical Equipment – 0.5%
1,900	Cooper Industries PLC	93,290
10,200	Emerson Electric Co.	532,746
400	First Solar, Inc.*	57,420

		683,456

Electronic Equipment, Instruments & Components – 0.1%
5,000	Corning, Inc.	96,250
2,200	Molex, Inc. Class A	49,302

		145,552

Energy Equipment & Services – 0.8%
1,500	Baker Hughes, Inc.	74,640
7,400	Diamond Offshore Drilling, Inc.(b)	585,340
8,300	Halliburton Co.	254,395
4,900	Patterson-UTI Energy, Inc.	74,921
2,100	Smith International, Inc.	100,296

		1,089,592

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Food & Staples Retailing – 1.3%
6,900	CVS Caremark Corp.	$254,817
3,400	SUPERVALU, Inc.	50,660
4,600	Sysco Corp.	145,084
25,581	Wal-Mart Stores, Inc.	1,372,421

		1,822,982

Food Products – 1.1%
48,800	Kraft Foods, Inc.	1,444,480

Health Care Equipment & Supplies – 1.2%
3,700	Becton, Dickinson & Co.	282,569
200	Intuitive Surgical, Inc.*	72,112
29,000	Medtronic, Inc.	1,267,010

		1,621,691

Health Care Providers & Services – 0.6%
7,500	Cardinal Health, Inc.	260,175
2,600	CIGNA Corp.	83,356
700	Express Scripts, Inc.*	70,091
12,400	UnitedHealth Group, Inc.	375,844
1,000	WellPoint, Inc.*	53,800

		843,266

Hotels, Restaurants & Leisure – 0.4%
5,300	Brinker International, Inc.	98,156
2,600	Las Vegas Sands Corp.*	64,636
1,500	McDonald’s Corp.	105,885
4,500	Starwood Hotels & Resorts Worldwide, Inc.	245,295
1,200	Wyndham Worldwide Corp.	32,172
300	Wynn Resorts Ltd.	26,472

		572,616

Household Durables – 0.6%
11,200	Garmin Ltd.(b)	418,656
13,500	Leggett & Platt, Inc.	331,155

		749,811

Household Products – 1.9%
6,400	Colgate-Palmolive Co.	538,240
33,400	The Procter & Gamble Co.	2,076,144

		2,614,384

Industrial Conglomerates – 1.2%
89,300	General Electric Co.	1,684,198

Insurance – 2.4%
4,500	Aflac, Inc.	229,320
2,200	American International Group, Inc.*(b)	85,580
6,100	Arthur J. Gallagher & Co.	160,247
27,100	Cincinnati Financial Corp.	769,640
15,200	Fidelity National Financial, Inc.	230,736
5,200	Genworth Financial, Inc.*	85,904
9,000	Mercury General Corp.	404,910
4,100	MetLife, Inc.	186,878
20,600	Old Republic International Corp.	309,206
4,000	Protective Life Corp.	96,280
6,300	Prudential Financial, Inc.	400,428

6,800	The Hartford Financial Services Group, Inc.	194,276
1,300	Unitrin, Inc.	38,025

		3,191,430

Internet & Catalog Retail* – 0.3%
3,400	Amazon.com, Inc.	466,004

Internet Software & Services* – 0.4%
3,100	Akamai Technologies, Inc.	120,396
700	Google, Inc.	367,808

		488,204

IT Services – 3.4%
13,100	Automatic Data Processing, Inc.	568,016
21,100	International Business Machines Corp.	2,721,900
23,700	Paychex, Inc.	725,220
6,000	Visa, Inc.	541,380

		4,556,516

Leisure Equipment & Products – 0.5%
27,600	Mattel, Inc.	636,180

Machinery – 1.2%
22,200	Caterpillar, Inc.	1,511,598
1,800	Joy Global, Inc.	102,258

		1,613,856

Media – 1.5%
2,700	CBS Corp. Class B	43,767
47,600	Comcast Corp.	939,624
26,400	Comcast Corp. Special Class A	497,640
5,600	Gannett Co., Inc.	95,312
2,500	Meredith Corp.	89,825
11,900	Regal Entertainment Group	203,252
2,000	The Walt Disney Co.	73,680
1,100	Time Warner Cable, Inc.	61,908

		2,005,008

Metals & Mining – 1.3%
1,100	Cliffs Natural Resources, Inc.	68,783
8,100	Freeport-McMoRan Copper & Gold, Inc.	611,793
3,700	Newmont Mining Corp.	207,496
5,200	Nucor Corp.	235,664
21,400	Southern Copper Corp.	654,412

		1,778,148

Multi-Utilities – 1.0%
17,900	CenterPoint Energy, Inc.	257,044
8,400	Integrys Energy Group, Inc.	416,724
45,000	NiSource, Inc.	733,500

		1,407,268

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – 0.2%
4,700	J.C. Penney Co., Inc.	$137,099
2,300	Nordstrom, Inc.(b)	95,059

		232,158

Office Electronics – 0.3%
31,600	Xerox Corp.	344,440

Oil, Gas & Consumable Fuels – 5.3%
1,100	Alpha Natural Resources, Inc.*	51,788
4,600	Arch Coal, Inc.	124,200
15,300	Chesapeake Energy Corp.	364,140
33,314	Chevron Corp.	2,713,092
4,800	ConocoPhillips	284,112
4,100	CONSOL Energy, Inc.	183,188
36,203	Exxon Mobil Corp.	2,456,374
12,600	Marathon Oil Corp.	405,090
1,000	Massey Energy Co.	36,630
800	Occidental Petroleum Corp.	70,928
3,100	Peabody Energy Corp.	144,832
1,500	Petrohawk Energy Corp.*	32,385
3,600	The Williams Cos., Inc.	84,996
10,700	Valero Energy Corp.	222,453
600	XTO Energy, Inc.	28,512

		7,202,720

Paper & Forest Products – 0.2%
7,700	MeadWestvaco Corp.	209,209

Pharmaceuticals – 4.3%
4,200	Abbott Laboratories	214,872
63,200	Bristol-Myers Squibb Co.	1,598,328
61,300	Eli Lilly & Co.	2,143,661
40,697	Merck & Co., Inc.	1,426,023
24,902	Pfizer, Inc.	416,361

		5,799,245

Real Estate Investment Trusts – 0.7%
9,900	Duke Realty Corp.	133,947
8,400	HCP, Inc.	269,808
2,300	Host Hotels & Resorts, Inc.	37,398
47,400	HRPT Properties Trust	371,616
7,200	ProLogis	94,824
1,100	Simon Property Group, Inc.	98,005

		1,005,598

Road & Rail – 0.2%
3,800	Norfolk Southern Corp.	225,454

Semiconductors & Semiconductor Equipment – 2.3%
70,000	Intel Corp.	1,598,100
15,500	Maxim Integrated Products, Inc.	301,010
33,000	Microchip Technology, Inc.(b)	963,930
8,400	Texas Instruments, Inc.	218,484

		3,081,524

Software – 2.3%
96,040	Microsoft Corp.	2,933,062
1,800	VMware, Inc.*	110,952

		3,044,014

Specialty Retail – 1.9%
43,400	Limited Brands, Inc.	1,163,120
38,600	The Home Depot, Inc.	1,360,650

		2,523,770

Thrifts & Mortgage Finance – 0.1%
9,000	New York Community Bancorp, Inc.	148,230

Tobacco – 1.0%
39,400	Altria Group, Inc.	834,886
1,200	Philip Morris International, Inc.	58,896
7,400	Reynolds American, Inc.	395,308

		1,289,090

TOTAL COMMON STOCKS
(Cost $67,575,980)		$79,103,830

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – 8.3%

Banks – 1.5%
Astoria Financial Corp.(c)
	$150,000	5.750%	10/15/12	$152,673
BBVA Bancomer SA(d)
	125,000	7.250	04/22/20	126,843
Cie de Financement Foncier(d)
	250,000	2.125	04/22/13	251,692
Citigroup, Inc.
	100,000	5.300	10/17/12	105,357
	150,000	5.000	09/15/14	152,118
First Niagara Financial Group, Inc.(c)
	50,000	6.750	03/19/20	51,479
HSBC Bank USA NA
	100,000	6.000	08/09/17	108,796
JPMorgan Chase & Co.
	50,000	6.000	01/15/18	54,279
	75,000	6.300	04/23/19	82,875
JPMorgan Chase Capital XXV
	75,000	6.800	10/01/37	74,735
Lloyds TSB Bank PLC(d)
	100,000	4.375	01/12/15	99,301
Resona Bank Ltd.(c)(d)(e)
	75,000	5.850	04/15/49	74,550
EUR	175,000	4.125	09/27/49	223,683
Royal Bank of Scotland Group PLC(d)
	$100,000	4.875	08/25/14	102,307
US Bank NA(c)(e)
EUR	50,000	4.375	02/28/17	66,957
Wachovia Bank NA
	$150,000	6.600	01/15/38	160,411
Wachovia Corp.
	50,000	5.500	05/01/13	54,172

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Banks – (continued)

Wells Fargo Capital XIII(c)(e)
$125,000	7.700%	03/26/49	$129,375

			2,071,603

Brokerage – 0.8%
Ameriprise Financial, Inc.(c)
75,000	5.300	03/15/20	78,134
JPMorgan Chase & Co.
275,000	7.250	02/01/18	319,816
Merrill Lynch & Co., Inc.
100,000	6.400	08/28/17	104,358
175,000	6.875	04/25/18	187,302
Morgan Stanley & Co.(c)
300,000	6.625	04/01/18	317,197
100,000	7.300	05/13/19	109,592

			1,116,399

Chemicals(c) – 0.2%
The Dow Chemical Co.
125,000	7.600	05/15/14	144,667
50,000	5.900	02/15/15	54,870

			199,537

Consumer Products(c) – 0.0%
Whirlpool Corp.
25,000	8.000	05/01/12	27,562
25,000	8.600	05/01/14	29,364

			56,926

Diversified Manufacturing – 0.0%
General Electric Co.
50,000	5.250	12/06/17	53,170

Electric(c) – 0.5%
Arizona Public Service Co.
100,000	5.800	06/30/14	108,660
75,000	6.250	08/01/16	81,405
CenterPoint Energy, Inc. Series B
25,000	7.250	09/01/10	25,446
Commonwealth Edison Co.
175,000	5.400	12/15/11	186,407
Enel Finance International SA(d)
125,000	5.125	10/07/19	122,834
NiSource Finance Corp.
50,000	10.750	03/15/16	64,422
Progress Energy, Inc.
75,000	7.000	10/30/31	84,699
Puget Sound Energy, Inc.(e)
50,000	6.974	06/01/67	47,469

			721,342

Energy(c) – 0.5%
Dolphin Energy Ltd.(d)
99,000	5.888	06/15/19	101,970
Petroleos Mexicanos
200,000	8.000	05/03/19	234,500
Suncor Energy, Inc.
75,000	6.100	06/01/18	82,606

Transocean, Inc.(f)
275,000	1.500	12/15/37	265,375

			684,451

Food & Beverage – 0.4%
Anheuser-Busch InBev Worldwide, Inc.(c)(d)
200,000	7.750	01/15/19	240,727
Kraft Foods, Inc.
75,000	6.125	08/23/18	82,757
75,000	5.375	02/10/20	77,668
75,000	6.500	02/09/40	80,721

			481,873

Health Care – Medical Products(c) – 0.1%
Boston Scientific Corp.
75,000	4.500	01/15/15	73,539
50,000	6.000	01/15/20	49,411

			122,950

Life Insurance – 0.4%
Prudential Financial, Inc.
175,000	3.875	01/14/15	177,148
Reinsurance Group of America, Inc.(c)(e)
75,000	6.750	12/15/65	70,783
The Hartford Financial Services Group, Inc.(c)
50,000	6.625	03/30/40	49,019
The Northwestern Mutual Life Insurance Co.(c)(d)
175,000	6.063	03/30/40	180,753

			477,703

Media – Cable – 0.6%
Comcast Cable Communications Holdings, Inc.
125,000	10.625	07/15/12	146,761
125,000	9.455	11/15/22	169,857
Cox Communications, Inc.(c)(d)
275,000	6.250	06/01/18	300,244
Time Warner Cable, Inc.
125,000	4.875	03/15/20	123,942

			740,804

Media – Non Cable(c) – 0.2%
DIRECTV Holdings LLC(d)
100,000	6.350	03/15/40	103,295
DISH DBS Corp.
125,000	7.125	02/01/16	126,719

			230,014

Metals & Mining(c) – 0.4%
Anglo American Capital PLC(d)
100,000	9.375	04/08/19	130,247
ArcelorMittal
100,000	6.125	06/01/18	107,513
Freeport-McMoRan Copper & Gold, Inc.
125,000	8.375	04/01/17	140,000
Teck Resources Ltd.
100,000	10.750	05/15/19	124,500

			502,260

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Corporate Obligations – (continued)
Metals & Mining(c) – (continued)

Noncaptive-Financial – 0.2%
Discover Financial Services(c)
	$50,000	10.250%	07/15/19	$61,483
OJSC Vimpel Communications
	100,000	8.250	05/23/16	109,250
SLM Corp.
	150,000	5.450	04/25/11	152,631

				323,364

Packaging(c)(e) – 0.1%
Impress Holdings BV
EUR	125,000	3.769	09/15/13	160,606

Paper(c) – 0.1%
International Paper Co.
	$50,000	7.950	06/15/18	59,325

Pipelines – 0.6%
DCP Midstream LLC(c)(d)
	25,000	9.750	03/15/19	32,553
El Paso Natural Gas Co.
	75,000	7.500	11/15/26	83,918
El Paso Pipeline Partners Operating Co. LLC(c)
	25,000	6.500	04/01/20	25,625
Energy Transfer Partners LP(c)
	100,000	5.950	02/01/15	109,519
	50,000	9.000	04/15/19	62,187
Enterprise Products Operating LLC(c)(e)
	100,000	8.375	08/01/66	104,071
	100,000	7.034	01/15/68	96,671
Tennessee Gas Pipeline Co.
	50,000	7.500	04/01/17	57,188
The Williams Cos., Inc.(c)
	75,000	8.750	03/15/32	95,274
TransCanada PipeLines Ltd.(c)(e)
	100,000	6.350	05/15/67	95,000
Williams Partners LP(c)(d)
	100,000	5.250	03/15/20	102,855

				864,861

Property/Casualty Insurance(c) – 0.5%
Arch Capital Group Ltd.
	100,000	7.350	05/01/34	104,303
Aspen Insurance Holdings Ltd.
	100,000	6.000	08/15/14	105,739
Endurance Specialty Holdings Ltd.
	50,000	6.150	10/15/15	53,009
QBE Insurance Group Ltd.(d)(e)
	225,000	5.647	07/01/23	205,191
The Chubb Corp.(e)
	100,000	6.375	03/29/67	99,000
Transatlantic Holdings, Inc.
	75,000	8.000	11/30/39	77,798

				645,040

Real Estate Investment Trusts(c) – 0.5%
Developers Diversified Realty Corp.
	75,000	7.500	04/01/17	77,898

ProLogis(f)
	75,000	1.875	11/15/37	69,559
Reckson Operating Partnership LP
	92,000	5.150	01/15/11	90,045
Simon Property Group LP
	125,000	10.350	04/01/19	161,475
WEA Finance LLC(d)
	150,000	5.400	10/01/12	160,355
Westfield Capital Corp.(d)
	125,000	5.125	11/15/14	131,081

				690,413

Schools(c) – 0.1%
Rensselaer Polytechnic Institute
	150,000	5.600	09/01/20	154,271

Tobacco(c)(d) – 0.1%
BAT International Finance PLC
	125,000	9.500	11/15/18	164,881

Wireless Telecommunications(c) – 0.1%
AT&T, Inc.
	100,000	6.400	05/15/38	105,280
Verizon Wireless Capital LLC
	50,000	8.500	11/15/18	63,180

				168,460

Wirelines Telecommunications(c) – 0.4%
Qwest Corp.
	75,000	8.375	05/01/16	85,500
Telecom Italia Capital
	225,000	4.950	09/30/14	230,923
	150,000	7.200	07/18/36	152,144
Verizon Communications, Inc.
	100,000	6.400	02/15/38	106,807

				575,374

TOTAL CORPORATE OBLIGATIONS
(Cost $10,514,620)				$11,265,627

Mortgage-Backed Obligations – 20.4%

Collateralized Mortgage Obligations – 4.8%
Adjustable Rate Non-Agency(e) – 3.9%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
	$17,281	2.925%	04/25/34	$15,678
Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
	745,892	5.882	09/25/47	487,460
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
	482,855	4.124	02/25/37	461,378
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	268,554	0.563	08/25/35	163,228
Countrywide Alternative Loan Trust Series 2005-38, Class A3
	298,732	0.613	09/25/35	182,881

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(e) – (continued)

Countrywide Home Loan Trust Series 2004-HYB6, Class A2
$23,241	3.520%	11/20/34	$19,893
Granite Master Issuer PLC Series 2006-1A, Class A5(d)
388,118	0.326	12/20/54	361,746
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
350,612	0.523	01/25/36	257,497
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
479,626	3.561	07/25/35	412,864
Lehman XS Trust Series 2005-7N, Class 1A1A
191,118	0.533	12/25/35	127,023
Lehman XS Trust Series 2007-16N, Class 2A2
847,044	1.113	09/25/47	522,101
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
590,822	0.453	07/25/47	328,633
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
28,022	2.735	05/25/34	26,421
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
291,182	2.830	06/25/34	262,987
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
32,619	2.796	11/25/34	28,762
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
34,898	2.929	06/25/34	33,321
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
321,459	0.553	07/25/45	259,283
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
509,556	0.583	08/25/45	411,034
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
281,938	0.533	12/25/45	227,093
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
694,622	6.395	12/28/37	507,315
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
218,983	3.208	10/25/35	212,374

			5,308,972

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
45,159	5.500	06/25/33	2,255
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
1,768,905	1.372	03/13/40	20,084
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
117,457	5.250	07/25/33	7,475
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(h)
58,675	0.000	07/25/33	—

CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(h)
80,330	0.000	08/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(d)(e)
1,028,324	1.888	05/15/38	1,397
FHLMC REMIC Series 2575, Class IB
26,522	5.500	08/15/30	308
FNMA REMIC Series 2004-47, Class EI(e)(h)
171,622	0.000	06/25/34	2,492
FNMA REMIC Series 2004-62, Class DI(e)(h)
96,586	0.000	07/25/33	786
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
71,417	0.120	08/25/33	101
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
29,894	0.320	07/25/33	109
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
2,043,001	1.666	02/11/36	25,571

			60,578

Inverse Floaters(e) – 0.2%
FNMA REMIC Series 1993-248, Class SA
79,528	5.724	08/25/23	76,391
GNMA Series 2001-48, Class SA
17,776	25.656	10/16/31	25,052
GNMA Series 2001-51, Class SA
27,646	31.391	10/16/31	41,248
GNMA Series 2001-51, Class SB
34,693	25.656	10/16/31	48,438
GNMA Series 2001-59, Class SA
26,785	25.493	11/16/24	37,250
GNMA Series 2002-13, Class SB
11,588	36.372	02/16/32	18,164

			246,543

Regular Floater(e)(h) – 0.1%
FHLMC REMIC Series 3038, Class XA
33,874	0.000	09/15/35	31,839
FHLMC REMIC Series 3325, Class XA
33,027	0.000	06/15/37	31,527

			63,366

Sequential Fixed Rate – 0.6%
Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
503,644	6.000	03/25/35	430,770
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
427,721	6.000	08/25/37	319,871

			750,641

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,430,100

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

Commercial Mortgage-Backed Securities – 2.2%
Sequential Fixed Rate – 2.2%
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
$1,000,000	6.278%	11/15/39	$1,047,445
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
1,000,000	5.197	11/15/30	1,042,790
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
500,000	5.156	02/15/31	514,070
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
400,000	5.926	05/15/43	418,772

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,023,077

Federal Agencies – 13.4%
Adjustable Rate FHLMC(e) – 0.3%
$397,102	3.650%	08/01/35	$415,231

Adjustable Rate FNMA(e) – 0.8%
19,979	3.290	09/01/32	20,983
125,436	3.376	12/01/33	131,185
194,728	3.045	01/01/34	204,126
365,120	2.763	02/01/34	382,741
283,188	2.892	01/01/35	295,503

			1,034,538

Adjustable Rate GNMA(e) – 0.6%
16,599	4.375	06/20/23	17,208
7,443	3.625	07/20/23	7,673
7,837	3.625	08/20/23	8,080
20,513	3.625	09/20/23	21,150
6,157	4.375	03/20/24	6,377
53,400	4.375	04/20/24	55,459
6,526	4.375	05/20/24	6,770
54,926	4.375	06/20/24	57,003
29,316	3.625	07/20/24	30,295
40,550	3.625	08/20/24	41,883
12,726	3.625	09/20/24	13,131
15,986	3.125	11/20/24	16,508
13,775	3.125	12/20/24	14,335
10,855	4.375	01/20/25	11,273
5,388	4.375	02/20/25	5,596
18,711	4.375	05/20/25	19,480
13,602	3.625	07/20/25	14,091
6,687	4.375	02/20/26	6,931
19,829	4.375	01/20/27	20,981
6,867	4.375	02/20/27	7,121
53,669	4.375	04/20/27	55,797
6,171	4.375	05/20/27	6,416
5,949	4.375	06/20/27	6,185
2,014	3.125	11/20/27	2,080
8,650	3.125	12/20/27	8,930
17,164	4.375	01/20/28	17,809
5,737	4.250	02/20/28	5,950
6,358	4.375	03/20/28	6,597

31,680	3.625	07/20/29	32,783
13,122	3.625	08/20/29	13,579
4,080	3.625	09/20/29	4,223
16,684	3.125	10/20/29	17,226
21,039	3.125	11/20/29	21,722
4,971	3.125	12/20/29	5,133
6,612	4.250	01/20/30	6,857
3,552	4.250	02/20/30	3,683
13,717	4.250	03/20/30	14,226
20,913	4.375	04/20/30	21,775
51,926	4.375	05/20/30	54,139
4,358	4.375	06/20/30	4,538
41,242	3.625	07/20/30	42,866
7,070	3.625	09/20/30	7,346
14,183	2.875	10/20/30	14,597

			755,802

FHLMC – 2.4%
40,876	8.000	07/01/15	44,626
9,037	7.000	12/01/15	9,649
42,774	6.500	07/01/16	46,591
83,968	7.000	04/01/31	93,532
139,474	7.000	07/01/32	155,127
240,269	6.500	04/01/34	262,963
364,412	5.000	04/01/39	380,013
92,961	5.000	05/01/39	96,941
187,283	5.000	06/01/39	195,301
97,506	5.000	10/01/39	101,681
491,872	5.000	11/01/39	511,854
295,469	5.000	12/01/39	308,119
1,000,000	4.500	TBA-30yr (i)	1,008,281

			3,214,678

FNMA – 8.4%
518,083	4.000	09/01/18	539,605
271,203	6.000	09/01/19	292,606
336,702	6.000	12/01/20	363,274
205,212	5.500	09/01/23	220,283
78,635	5.500	10/01/23	84,557
25,672	7.000	11/01/30	28,241
105,555	7.500	03/01/31	116,321
510,245	6.000	04/01/35	552,031
225,760	6.000	11/01/35	245,589
25,810	6.000	10/01/37	27,554
372,554	6.000	06/01/38	397,639
20,057	6.000	07/01/38	21,407
20,748	6.000	09/01/38	22,035
1,656,474	5.000	01/01/39	1,724,732
49,768	4.500	04/01/39	50,425
27,228	5.000	05/01/39	28,302
525,482	5.000	06/01/39	546,214
95,863	4.500	07/01/39	97,188
29,565	5.000	07/01/39	30,732
137,717	4.500	08/01/39	139,621
223,990	5.000	09/01/39	233,214
204,152	4.500	10/01/39	206,975
1,049,495	5.000	10/01/39	1,090,508

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

	$178,857	4.500%	11/01/39		$181,301
	88,216	4.500	12/01/39		89,381
	229,537	4.500	01/01/40		232,566
	693,175	5.000	01/01/40		721,173
	2,000,000	4.500	TBA-30yr	(i)	2,016,250
	1,000,000	6.000	TBA-30yr	(i)	1,067,656

					11,367,380

GNMA – 0.9%
	33,013	5.000	05/15/39		34,559
	157,907	5.000	06/15/39		165,453
	1,000,000	6.000	TBA-30yr	(i)	1,072,344

					1,272,356

TOTAL FEDERAL AGENCIES					$18,059,985

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $27,857,395)					$27,513,162

Agency Debentures – 1.3%

FHLMC
	$300,000	4.500%	04/02/14		$325,219
	700,000	5.000	11/13/14		771,816
FNMA(j)
	50,000	0.000	10/09/19		29,898
Tennessee Valley Authority(a)
	600,000	5.375	04/01/56		623,296

TOTAL AGENCY DEBENTURES
(Cost $1,715,949)					$1,750,229

Asset-Backed Securities – 1.3%

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
	$168,348	1.263%	10/25/37		$160,060
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
	120,000	1.496	10/25/37		57,357
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
	210,000	1.696	10/25/37		94,088
Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
	55,851	0.514	10/15/28		44,878
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
	100,741	0.514	06/15/29		71,072
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
	158,575	0.534	02/15/34		83,767
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	55,205	7.000	09/25/37		32,247

GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	64,505	7.000	09/25/37		30,409

					573,878

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	123,812	8.330	04/01/30		123,593

Student Loan(e) – 0.8%
SLM Student Loan Trust Series 2010-1, Class A
	1,000,000	0.654	03/25/25		999,998

TOTAL ASSET-BACKED SECURITIES
(Cost $2,083,413)					$1,697,469

Foreign Debt Obligations – 1.3%

Sovereign – 1.1%
Landwirtschaftliche Rentenbank
	$300,000	5.250%	07/02/12		$325,088
Mexican Bonos
MXN	5,110,000	9.000	12/20/12		447,865
	995,000	10.000	12/05/24		97,087
Republic of Argentina
	$60,000	7.000	10/03/15		48,317
Republic of Indonesia(d)
	100,000	5.875	03/13/20		103,875
Republic of Peru
	100,000	7.125	03/30/19		116,400
State of Qatar(d)
	270,000	5.250	01/20/20		279,787
Swedish Export Credit
	100,000	3.250	09/16/14		102,373

					1,520,792

Supranational – 0.2%
North American Development Bank
	200,000	4.375	02/11/20		200,167

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $1,678,825)					$1,720,959

Government Guarantee Obligations – 4.4%

Achmea Hypotheekbank NV(d)(k)
	$400,000	3.200%	11/03/14		$405,413
ANZ National (Int’l) Ltd.(d)(k)
	400,000	3.250	04/02/12		415,997
BRFkredit A/S(d)(k)
	500,000	2.050	04/15/13		502,859
Citigroup Funding, Inc.(l)
	300,000	1.875	11/15/12		303,434
Dexia Credit Local(d)(k)
	200,000	2.750	01/10/14		203,710
General Electric Capital Corp.(l)
	500,000	2.000	09/28/12		507,326

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Government Guarantee Obligations – (continued)

General Electric Capital Corp.(l) – (continued)
$200,000	2.625%	12/28/12	$205,782
GMAC, Inc.(l)
700,000	1.750	10/30/12	705,937
Kreditanstalt fuer Wiederaufbau(k)
400,000	1.875	01/14/13	401,316
LeasePlan Corp. NV(d)(k)
300,000	3.000	05/07/12	311,425
Royal Bank of Scotland Group PLC(d)(k)
500,000	1.500	03/30/12	501,823
Societe Financement de l’Economie Francaise(d)(k)
400,000	2.875	09/22/14	406,383
Swedish Housing Finance Corp.(d)(k)
100,000	3.125	03/23/12	103,241
Western Corporate Federal Credit Union(l)
200,000	1.750	11/02/12	201,358
Westpac Banking Corp.(d)(k)
400,000	3.250	12/16/11	413,520
300,000	1.900	12/14/12	301,928

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,823,870)			$5,891,452

Municipal Debt Obligations – 0.4%

California – 0.4%
California State GO Bonds Build America Taxable Series 2009
$75,000	7.500%	04/01/34	$82,382
125,000	7.550	04/01/39	138,142
California State GO Bonds Build America Taxable Series 2010
80,000	7.950	03/01/36	85,007
175,000	7.625	03/01/40	194,469

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $466,365)			$500,000

U.S. Treasury Obligations – 1.3%

United States Treasury Bonds
$900,000	4.625%	02/15/40	$914,130
United States Treasury Inflation Protected Securities
215,667	1.625	01/15/15	227,680
214,644	2.500	07/15/16	238,624
114,983	2.375	01/15/25	125,179
United States Treasury Note
100,000	1.750	04/15/13	100,750
United States Treasury Principal-Only STRIPS(j)
200,000	0.000	11/15/21	123,356

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,664,976)			$1,729,719

Short-term Investment(m) – 6.2%

Repurchase Agreement – 6.2%
Joint Repurchase Agreement Account II
$8,400,000	0.200%	05/03/10	$8,400,000
Maturity Value: $8,400,140
(Cost $8,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $127,781,393)			$139,572,447

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(e)(n) – 3.0%

Boston Global Investment Trust – Enhanced Portfolio II
4,097,279	0.196%	$4,101,376
(Cost $4,095,848)

TOTAL INVESTMENTS – 106.5%
(Cost $131,877,241)		$143,673,823

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%		(8,711,222)

NET ASSETS – 100.0%		$134,962,601

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security

(a)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,525,626, which represents approximately 5.6% of net assets as of April 30, 2010.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $5,164,531 which represents approximately 3.8% of net assets as of April 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $3,967,615, which represents approximately 3.0% of net assets as of April 30, 2010.

(l)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $1,923,837, which represents approximately 1.4% of net assets as of April 30, 2010.

(m)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(n)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

Currency Abbreviations:
EUR	=	Euro
KRW	=	South Korean Won
MXN	=	Mexican Peso

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2010, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

				Value on
		Contract	Expiration	Settlement	Current	Unrealized
Counterparty	Currency	Type	Date	Date	Value	Loss

JPMorgan Securities, Inc.	EUR	Sale	06/09/10	$420,645	$422,847	$(2,202)

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	34	June 2010	$2,011,780	$(34,613)
U.K. Life Long Gilt	6	June 2010	1,064,365	13,877
2 Year U.S. Treasury Notes	23	June 2010	5,004,297	16,771
10 Year U.S. Treasury Notes	62	June 2010	7,310,188	51,157

TOTAL				$47,192

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates
					Exchanged			Upfront
	Notional				Payments	Payments		Payments
	Amount			Termination	received by	made by	Market	made (received)	Unrealized
Counterparty	(000s)			Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Citibank NA		$700	(a)	06/16/17	3 month LIBOR	3.250%	$210	$8,481	$(8,271)
Deutsche Bank Securities, Inc.	KRW	253,000		01/28/11	2.820%	3 month KWCDC	106	(5)	111
		550,000		06/26/11	3.693	3 month KWCDC	3,864	—	3,864
		219,234		07/06/11	3.620	3 month KWCDC	1,364	—	1,364
		366,287		07/07/11	3.626	3 month KWCDC	2,353	—	2,353
JPMorgan Securities, Inc.		246,000		01/28/11	2.830	3 month KWCDC	119	—	119
		200,000		06/15/11	3.900	3 month KWCDC	1,935	—	1,935
		540,000		06/22/11	3.720	3 month KWCDC	4,121	—	4,121
		174,212		07/08/11	3.660	3 month KWCDC	1,216	—	1,216

TOTAL							$15,288	$8,476	$6,812

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2010.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — (continued)

CREDIT DEFAULT SWAP CONTRACTS

			Rates		Credit		Upfront
		Notional	received		Spread at		Payments
	Referenced	Amount	(paid)	Termination	April 30, 2010	Market	made (received)	Unrealized
Counterparty	Obligation	(000s)	by Fund	Date	(basis points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$1,300	(1.000)%	06/20/15	92	$(6,549)	$(8,208)	$1,659
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	1,100	(1.000)	06/20/15	92	(5,542)	(6,668)	1,126
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	600	0.090	08/25/37	925	(324,348)	(129,787)	(194,561)
	ABX-HE-AAA 07-2 Index	500	0.760	01/25/38	890	(272,022)	(118,101)	(153,921)
	Republic of Venezuela 9.25%, 09/15/27	100	0.000	06/20/10	842	(1,182)	(1,372)	190

TOTAL						$(609,643)	$(264,136)	$(345,507)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 3.0%
78,926	Honeywell International, Inc.	$3,746,617
5,987	Lockheed Martin Corp.	508,236
149,142	Northrop Grumman Corp.	10,116,302
99,128	United Technologies Corp.	7,429,644

		21,800,799

Air Freight & Logistics – 2.2%
13,997	FedEx Corp.	1,259,870
216,377	United Parcel Service, Inc. Class B	14,960,306

		16,220,176

Airlines – 0.1%
8,571	Copa Holdings SA	485,804

Auto Components – 0.5%
18,031	Autoliv, Inc.*	987,197
85,003	Johnson Controls, Inc.	2,855,251

		3,842,448

Beverages – 2.8%
92,651	Hansen Natural Corp.*	4,084,056
185,475	PepsiCo., Inc.	12,096,680
74,978	The Coca-Cola Co.	4,007,574

		20,188,310

Biotechnology* – 4.3%
250,467	Amgen, Inc.	14,366,787
44,766	Biogen Idec, Inc.	2,383,790
36,221	Celgene Corp.	2,243,891
28,770	Genzyme Corp.	1,531,715
284,444	Gilead Sciences, Inc.	11,283,893

		31,810,076

Building Products* – 0.2%
37,963	Armstrong World Industries, Inc.	1,653,289

Capital Markets – 0.5%
44,929	Bank of New York Mellon Corp.	1,398,640
22,234	Federated Investors, Inc. Class B(a)	536,284
67,684	SEI Investments Co.	1,520,182

		3,455,106

Chemicals – 1.5%
41,476	E.I. du Pont de Nemours and Co.	1,652,404
32,477	Eastman Chemical Co.	2,173,361
150,141	Huntsman Corp.	1,713,109
35,296	Monsanto Co.	2,225,766
56,545	The Dow Chemical Co.	1,743,282
34,558	The Scotts Miracle-Gro Co.	1,674,335

		11,182,257

Commercial Banks – 0.2%
43,144	U.S. Bancorp	1,154,965

Commercial Services & Supplies – 0.1%
18,012	R.R. Donnelley & Sons Co.	387,078

Communications Equipment – 3.7%
860,091	Cisco Systems, Inc.*	23,153,650
14,142	EchoStar Corp.*	271,668
370,655	Tellabs, Inc.	3,365,547

		26,790,865

Computers & Peripherals – 7.0%
37,308	Apple, Inc.*	9,741,865
605,351	Dell, Inc.*	9,794,579
35,944	EMC Corp.*	683,295
142,438	Hewlett-Packard Co.	7,402,503
46,159	Lexmark International, Inc.*	1,710,191
55,527	SanDisk Corp.*	2,214,972
552,772	Seagate Technology*	10,154,422
224,658	Western Digital Corp.*	9,231,197

		50,933,024

Consumer Finance – 0.1%
20,323	Capital One Financial Corp.	882,221

Diversified Consumer Services* – 0.5%
62,385	Apollo Group, Inc.	3,581,523

Electric Utilities – 0.2%
31,836	Exelon Corp.	1,387,731

Electrical Equipment – 1.2%
6,395	Cooper Industries PLC	313,995
124,940	Emerson Electric Co.	6,525,616
34,886	Rockwell Automation, Inc.	2,118,278

		8,957,889

Electronic Equipment, Instruments & Components – 2.3%
85,519	Arrow Electronics, Inc.*	2,608,329
71,299	Avnet, Inc.*	2,279,429
83,910	Flextronics International Ltd.*	650,302
364,211	Ingram Micro, Inc.*	6,614,072
135,338	Tyco Electronics Ltd.	4,347,057

		16,499,189

Energy Equipment & Services – 0.7%
38,957	Baker Hughes, Inc.	1,938,500
22,210	Exterran Holdings, Inc.*(a)	647,422
74,499	Halliburton Co.	2,283,394
6,245	Schlumberger Ltd.	446,018

		5,315,334

Food & Staples Retailing – 2.3%
4,309	Costco Wholesale Corp.	254,576
257,963	Wal-Mart Stores, Inc.	13,839,715
82,513	Walgreen Co.	2,900,332

		16,994,623

Food Products – 1.6%
261,025	Archer-Daniels-Midland Co.	7,293,038
24,051	Hormel Foods Corp.	980,319
176,091	Tyson Foods, Inc.	3,449,623

		11,722,980

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – 2.8%
467,767	Boston Scientific Corp.*	$3,218,237
220,685	CareFusion Corp.*	6,086,492
24,362	Hill-Rom Holdings, Inc.	772,519
92,034	Medtronic, Inc.	4,020,965
105,504	Stryker Corp.	6,060,150

		20,158,363

Health Care Providers & Services – 2.3%
210,927	Cardinal Health, Inc.	7,317,057
112,032	Coventry Health Care, Inc.*	2,659,640
22,342	Humana, Inc.*	1,021,476
21,027	McKesson Corp.	1,362,760
24,686	Medco Health Solutions, Inc.*	1,454,499
54,801	WellPoint, Inc.*	2,948,294

		16,763,726

Hotels, Restaurants & Leisure – 2.0%
146,454	Carnival Corp.	6,107,132
53,444	Marriott International, Inc.	1,964,601
6,500	Panera Bread Co.*	506,610
226,325	Starbucks Corp.	5,879,924

		14,458,267

Household Durables – 0.4%
27,930	Harman International Industries, Inc.*	1,102,676
4,898	Mohawk Industries, Inc.*	312,199
11,170	Whirlpool Corp.	1,216,078

		2,630,953

Household Products – 3.3%
39,312	Kimberly-Clark Corp.	2,408,253
352,268	The Procter & Gamble Co.	21,896,979

		24,305,232

Industrial Conglomerates – 0.8%
18,990	3M Co.	1,683,843
113,828	Tyco International Ltd.	4,415,388

		6,099,231

Insurance – 1.4%
7,595	Assurant, Inc.	276,686
11,245	Lincoln National Corp.	343,985
33,641	Loews Corp.	1,252,791
12,226	Protective Life Corp.	294,280
15,571	The Travelers Cos., Inc.	790,072
295,156	Unum Group	7,222,467

		10,180,281

Internet & Catalog Retail – 1.5%
50,013	Amazon.com, Inc.*(b)	6,854,782
146,027	Expedia, Inc.	3,447,698
24,804	Liberty Media Corp. – Interactive*	380,989

		10,683,469

Internet Software & Services* – 2.3%
39,507	AOL, Inc.	922,883
25,895	Google, Inc.	13,606,269
79,899	VeriSign, Inc.	2,178,846

		16,707,998

IT Services – 3.2%
344,184	Accenture PLC	15,020,189
47,032	International Business Machines Corp.	6,067,128
87,791	NeuStar, Inc.*	2,148,246

		23,235,563

Machinery – 2.7%
14,788	Eaton Corp.	1,141,042
8,181	Illinois Tool Works, Inc.	418,049
18,170	Ingersoll-Rand PLC	671,927
53,911	Oshkosh Corp.*	2,082,043
83,615	PACCAR, Inc.	3,889,770
202,527	The Toro Co.	11,531,887

		19,734,718

Media – 2.3%
46,660	Comcast Corp. Special Class A	879,541
66,150	DIRECTV*	2,396,614
160,357	DISH Network Corp.	3,551,908
32,765	Scripps Networks Interactive	1,485,565
248,775	Time Warner, Inc.	8,229,477

		16,543,105

Metals & Mining – 1.6%
33,176	Alcoa, Inc.	445,885
35,943	Freeport-McMoRan Copper & Gold, Inc.	2,714,775
85,599	Newmont Mining Corp.	4,800,392
34,845	Nucor Corp.	1,579,175
25,869	Reliance Steel & Aluminum Co.	1,262,666
23,415	Schnitzer Steel Industries, Inc.	1,264,410

		12,067,303

Multiline Retail – 1.3%
25,852	Big Lots, Inc.*	987,546
70,658	Dollar Tree, Inc.*	4,290,354
13,263	J.C. Penney Co., Inc.	386,882
14,965	Kohl’s Corp.*	822,925
64,726	Nordstrom, Inc.	2,675,126

		9,162,833

Oil, Gas & Consumable Fuels – 2.9%
22,735	Chevron Corp.	1,851,538
68,660	Devon Energy Corp.	4,622,878
172,463	Exxon Mobil Corp.	11,701,615
141,822	Valero Energy Corp.	2,948,479

		21,124,510

Paper & Forest Products – 0.1%
38,321	International Paper Co.	1,024,704

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Personal Products – 0.3%
36,354	Herbalife Ltd.	$1,754,080
17,479	NBTY, Inc.*	711,046

		2,465,126

Pharmaceuticals – 5.9%
62,796	Bristol-Myers Squibb Co.	1,588,111
624,585	Eli Lilly & Co.	21,841,738
143,669	Forest Laboratories, Inc.*	3,916,417
139,120	Johnson & Johnson	8,945,416
51,194	King Pharmaceuticals, Inc.*	501,701
397,756	Pfizer, Inc.	6,650,480

		43,443,863

Professional Services – 0.6%
82,370	Manpower, Inc.	4,620,957

Real Estate Investment Trusts – 2.7%
18,663	AvalonBay Communities, Inc.	1,941,699
11,820	Public Storage	1,145,476
85,496	Rayonier, Inc.	4,187,594
141,267	Simon Property Group, Inc.	12,575,588

		19,850,357

Semiconductors & Semiconductor Equipment – 5.5%
55,638	Fairchild Semiconductor International, Inc.*	624,258
105,051	Integrated Device Technology, Inc.*	694,387
1,252,086	Intel Corp.	28,585,124
75,116	Micron Technology, Inc.*	702,335
363,113	Texas Instruments, Inc.	9,444,569

		40,050,673

Software – 9.5%
387,117	Activision Blizzard, Inc.	4,289,256
60,202	Adobe Systems, Inc.*	2,022,185
16,794	CA, Inc.	383,071
1,382,692	Microsoft Corp.	42,227,414
601,483	Oracle Corp.	15,542,321
291,849	Symantec Corp.*	4,894,308
17,066	Synopsys, Inc.*	387,569

		69,746,124

Specialty Retail – 3.4%
10,440	Abercrombie & Fitch Co.	456,541
61,440	AutoNation, Inc.*(a)	1,241,088
21,529	Guess?, Inc.	987,535
47,627	Limited Brands, Inc.	1,276,404
12,599	PetSmart, Inc.	416,649
190,723	Ross Stores, Inc.	10,680,488
132,819	The Gap, Inc.	3,284,614
102,624	The TJX Cos., Inc.	4,755,596
54,103	Williams-Sonoma, Inc.	1,558,166

		24,657,081

Textiles, Apparel & Luxury Goods – 0.3%
26,042	NIKE, Inc. Class B	1,976,848

Tobacco – 3.5%
215,558	Lorillard, Inc.	16,893,281
183,993	Philip Morris International, Inc.	9,030,376

		25,923,657

Wireless Telecommunication Services – 0.3%
501,621	Sprint Nextel Corp.*	2,131,889
13,136	Telephone & Data Systems, Inc.	455,294

		2,587,183

TOTAL COMMON STOCKS
(Cost $592,869,230)		$715,447,812

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.6%

Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$11,300,000	0.200%	05/03/10	$11,300,000
Maturity Value: $11,300,188
(Cost $11,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $604,169,230)			$726,747,812

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.0%

Boston Global Investment Trust – Enhanced Portfolio II
76,873	0.196%	$76,950
(Cost $76,950)

TOTAL INVESTMENTS – 99.5%
(Cost $604,246,180)		$726,824,762

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		3,765,550

NET ASSETS – 100.0%		$730,590,312

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	175	June 2010	$10,354,750	$(162,281)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 100.3%

Aerospace & Defense – 1.9%
172,835	Northrop Grumman Corp.	$11,723,398
48,310	The Boeing Co.	3,499,093

		15,222,491

Air Freight & Logistics – 1.7%
94,837	FedEx Corp.	8,536,279
76,173	United Parcel Service, Inc. Class B	5,266,601

		13,802,880

Auto Components – 1.0%
8,349	Autoliv, Inc.*	457,108
14,112	Federal-Mogul Corp.*	268,410
183,326	Johnson Controls, Inc.	6,157,920
21,685	TRW Automotive Holdings Corp.*	698,474

		7,581,912

Automobiles – 0.1%
27,153	Thor Industries, Inc.	969,634

Beverages – 0.3%
37,047	Hansen Natural Corp.*	1,633,032
9,502	The Coca-Cola Co.	507,882

		2,140,914

Biotechnology* – 0.8%
73,353	Amgen, Inc.	4,207,528
57,068	Gilead Sciences, Inc.	2,263,888

		6,471,416

Building Products*(a) – 0.2%
30,829	Armstrong World Industries, Inc.	1,342,603

Capital Markets – 2.6%
294,303	Bank of New York Mellon Corp.	9,161,652
121,410	Eaton Vance Corp.	4,278,488
47,380	Federated Investors, Inc. Class B(a)	1,142,806
255,865	SEI Investments Co.	5,746,728

		20,329,674

Chemicals – 1.5%
23,305	Cytec Industries, Inc.	1,120,038
74,813	Eastman Chemical Co.	5,006,486
175,985	Huntsman Corp.	2,007,989
112,834	The Dow Chemical Co.	3,478,672

		11,613,185

Commercial Banks – 5.8%
307,579	BB&T Corp.	10,223,926
7,657	PNC Financial Services Group, Inc.	514,627
69,471	Regions Financial Corp.	614,124
353,907	U.S. Bancorp	9,474,090
768,247	Wells Fargo & Co.	25,436,658

		46,263,425

Communications Equipment* – 0.3%
299,677	Motorola, Inc.	2,118,716

Computers & Peripherals* – 1.1%
383,404	Seagate Technology	7,043,132
37,613	Western Digital Corp.	1,545,518

		8,588,650

Consumer Finance – 1.6%
78,563	AmeriCredit Corp.*(a)	1,880,798
179,725	Capital One Financial Corp.	7,801,862
180,432	Discover Financial Services	2,789,479
9,653	The Student Loan Corp.	272,601

		12,744,740

Containers & Packaging – 0.1%
21,192	Sonoco Products Co.	702,091

Diversified Financial Services – 6.8%
1,542,518	Bank of America Corp.	27,503,096
2,157,056	Citigroup, Inc.*	9,426,335
390,507	JPMorgan Chase & Co.	16,627,788

		53,557,219

Diversified Telecommunication Services – 3.9%
978,493	AT&T, Inc.(b)	25,499,528
196,054	Verizon Communications, Inc.	5,664,000

		31,163,528

Electric Utilities – 2.8%
661,293	Duke Energy Corp.	11,096,497
249,772	Exelon Corp.	10,887,561

		21,984,058

Electrical Equipment – 0.3%
5,511	Emerson Electric Co.	287,839
28,094	Rockwell Automation, Inc.	1,705,868

		1,993,707

Electronic Equipment, Instruments & Components – 1.4%
33,677	Arrow Electronics, Inc.*	1,027,149
163,209	Flextronics International Ltd.*	1,264,870
280,464	Ingram Micro, Inc.*	5,093,226
113,454	Tyco Electronics Ltd.	3,644,142

		11,029,387

Energy Equipment & Services – 2.3%
63,139	Baker Hughes, Inc.	3,141,797
166,573	Exterran Holdings, Inc.*(a)	4,855,603
252,301	Halliburton Co.	7,733,026
27,919	National-Oilwell Varco, Inc.	1,229,273
19,260	Oil States International, Inc.*	930,450

		17,890,149

Food & Staples Retailing – 0.1%
70,945	SUPERVALU, Inc.	1,057,081

Food Products – 2.2%
310,901	Archer-Daniels-Midland Co.	8,686,574
61,385	Smithfield Foods, Inc.*	1,150,355
374,427	Tyson Foods, Inc.	7,335,025

		17,171,954

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 0.1%
7,903	Questar Corp.	$378,949

Health Care Equipment & Supplies* – 0.6%
340,058	Boston Scientific Corp.	2,339,599
82,593	CareFusion Corp.	2,277,915

		4,617,514

Health Care Providers & Services – 1.7%
63,626	Cardinal Health, Inc.	2,207,186
170,009	Coventry Health Care, Inc.*	4,036,014
5,656	Humana, Inc.*	258,592
126,451	UnitedHealth Group, Inc.	3,832,730
57,555	WellPoint, Inc.*	3,096,459

		13,430,981

Hotels, Restaurants & Leisure – 0.6%
119,011	Carnival Corp.	4,962,759

Household Durables – 1.2%
35,474	D.R. Horton, Inc.	521,113
89,741	Harman International Industries, Inc.*	3,542,975
13,051	Mohawk Industries, Inc.*	831,871
44,022	Whirlpool Corp.	4,792,675

		9,688,634

Household Products – 0.7%
83,739	The Procter & Gamble Co.	5,205,216

Independent Power Producers & Energy Traders – 0.3%
27,669	Constellation Energy Group, Inc.	978,099
150,318	Mirant Corp.*	1,752,708

		2,730,807

Industrial Conglomerates – 3.1%
1,280,759	General Electric Co.	24,155,115

Insurance – 3.9%
7,949	Berkshire Hathaway, Inc. Class B*	612,073
17,077	Lincoln National Corp.	522,385
118,374	MetLife, Inc.	5,395,487
59,944	Prudential Financial, Inc.	3,810,041
136,417	The Travelers Cos., Inc.	6,921,798
569,740	Unum Group	13,941,538

		31,203,322

Internet & Catalog Retail – 0.8%
102,393	Expedia, Inc.	2,417,499
261,527	Liberty Media Corp. – Interactive*	4,019,670

		6,437,169

Machinery – 3.0%
48,900	AGCO Corp.*	1,712,478
54,461	Cummins, Inc.	3,933,718
47,885	Eaton Corp.	3,694,807
68,861	Ingersoll-Rand PLC	2,546,480
81,826	Oshkosh Corp.*	3,160,120
26,710	PACCAR, Inc.	1,242,549

80,825	The Toro Co.	4,602,175
104,472	Trinity Industries, Inc.	2,600,308

		23,492,635

Media – 5.2%
134,428	CBS Corp. Class B	2,179,078
429,304	Comcast Corp.	8,474,461
109,895	Comcast Corp. Special Class A	2,071,521
210,251	DISH Network Corp.	4,657,060
15,895	Gannett Co., Inc.	270,533
11,075	Liberty Media – Starz*	613,444
22,243	Scripps Networks Interactive	1,008,497
662,524	Time Warner, Inc.	21,916,294

		41,190,888

Metals & Mining – 1.7%
252,787	Alcoa, Inc.	3,397,457
34,575	Nucor Corp.	1,566,939
119,465	Reliance Steel & Aluminum Co.	5,831,087
56,020	Schnitzer Steel Industries, Inc.	3,025,080

		13,820,563

Multi-Utilities – 1.9%
55,181	Ameren Corp.	1,432,499
105,664	Dominion Resources, Inc.	4,416,755
21,232	DTE Energy Co.	1,022,745
95,633	Integrys Energy Group, Inc.	4,744,353
65,839	MDU Resources Group, Inc.	1,395,787
134,953	NiSource, Inc.	2,199,734

		15,211,873

Multiline Retail – 0.5%
10,008	Big Lots, Inc.*	382,306
57,444	J.C. Penney Co., Inc.	1,675,641
43,303	Nordstrom, Inc.	1,789,713

		3,847,660

Oil, Gas & Consumable Fuels – 16.1%
25,569	Chesapeake Energy Corp.	608,542
362,191	Chevron Corp.	29,496,835
134,942	Cimarex Energy Co.	9,186,851
364,974	ConocoPhillips	21,602,811
132,888	Devon Energy Corp.	8,947,349
554,430	Exxon Mobil Corp.	37,618,076
46,093	Hess Corp.	2,929,210
10,152	Mariner Energy, Inc.*	242,430
29,870	Occidental Petroleum Corp.	2,648,274
7,765	Peabody Energy Corp.	362,781
88,498	Quicksilver Resources, Inc.*	1,227,467
236,193	Tesoro Corp.(a)	3,105,938
442,248	Valero Energy Corp.	9,194,336

		127,170,900

Paper & Forest Products – 1.1%
296,031	International Paper Co.	7,915,869
15,020	MeadWestvaco Corp.(a)	408,093

		8,323,962

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 5.4%
508,692	Eli Lilly & Co.	$17,788,959
66,749	Forest Laboratories, Inc.*	1,819,578
1,401,987	Pfizer, Inc.	23,441,223

		43,049,760

Professional Services – 0.8%
118,815	Manpower, Inc.	6,665,521

Real Estate Investment Trusts – 5.2%
68,118	AvalonBay Communities, Inc.	7,086,997
18,010	BRE Properties, Inc.	752,097
9,985	Nationwide Health Properties, Inc.	349,675
48,859	Plum Creek Timber Co., Inc.(a)	1,944,588
14,209	Public Storage	1,376,994
152,143	Rayonier, Inc.	7,451,964
250,346	Simon Property Group, Inc.	22,285,801

		41,248,116

Semiconductors & Semiconductor Equipment – 2.5%
126,922	Fairchild Semiconductor International, Inc.*	1,424,065
121,151	Integrated Device Technology, Inc.*	800,808
525,951	Intel Corp.	12,007,461
259,823	Micron Technology, Inc.*	2,429,345
124,872	Texas Instruments, Inc.	3,247,921

		19,909,600

Software – 1.0%
244,902	Activision Blizzard, Inc.	2,713,514
119,504	Microsoft Corp.	3,649,652
114,175	Symantec Corp.*	1,914,715

		8,277,881

Specialty Retail – 1.9%
24,956	Abercrombie & Fitch Co.	1,091,326
85,466	AutoNation, Inc.*(a)	1,726,413
16,512	Barnes & Noble, Inc.(a)	363,924
24,015	Guess?, Inc.	1,101,568
65,031	Limited Brands, Inc.	1,742,831
230,007	Office Depot, Inc.*	1,577,848
71,394	Ross Stores, Inc.	3,998,064
77,208	The Gap, Inc.	1,909,354
64,906	Williams-Sonoma, Inc.	1,869,293

		15,380,621

Thrifts & Mortgage Finance – 0.2%
112,127	Hudson City Bancorp, Inc.	1,491,289

Tobacco – 1.0%
105,690	Lorillard, Inc.	8,282,925

Wireless Telecommunication Services* – 1.0%
1,780,358	Sprint Nextel Corp.	7,566,521

TOTAL COMMON STOCKS
(Cost $659,335,178)		$793,480,595

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 1.7%

Repurchase Agreement – 1.7%
Joint Repurchase Agreement Account II
$13,300,000	0.200%	05/03/10	$13,300,000
Maturity Value: $13,300,222
(Cost $13,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $672,635,178)			$806,780,595

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.1%

Boston Global Investment Trust – Enhanced Portfolio II
746,771	0.196%	$747,518
(Cost $746,771)

TOTAL INVESTMENTS – 102.1%
(Cost $673,381,949)		$807,528,113

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%		(16,298,330)

NET ASSETS – 100.0%		$791,229,783

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	227	June 2010	$13,431,590	$(210,502)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense – 0.3%
9,216	AAR Corp.*	$224,686
27,973	Ceradyne, Inc.*	621,001
3,990	Cubic Corp.	148,867
3,034	Triumph Group, Inc.	235,317

		1,229,871

Air Freight & Logistics* – 0.2%
11,980	Dynamex, Inc.	211,926
73,867	Pacer International, Inc.	490,477

		702,403

Airlines – 2.6%
30,971	Alaska Air Group, Inc.*	1,282,509
118,594	Allegiant Travel Co.*(a)	6,099,290
255,286	Republic Airways Holdings, Inc.*(a)	1,598,090
238,163	SkyWest, Inc.	3,567,682

		12,547,571

Auto Components – 0.9%
42,560	Dana Holding Corp.*	568,601
12,357	Drew Industries, Inc.*	316,957
60,532	Federal-Mogul Corp.*	1,151,319
27,889	Modine Manufacturing Co.*	390,725
43,526	Standard Motor Products, Inc.	463,987
72,124	Stoneridge, Inc.*	778,218
35,942	Superior Industries International, Inc.	605,982

		4,275,789

Beverages – 0.6%
15,563	Hansen Natural Corp.*	686,017
141,545	National Beverage Corp.	1,641,922
4,711	The Boston Beer Co., Inc.*	268,574

		2,596,513

Biotechnology – 3.5%
131,780	Alkermes, Inc.*	1,726,318
10,670	Cepheid, Inc.*(a)	213,293
29,657	Cubist Pharmaceuticals, Inc.*	664,910
68,941	Emergent Biosolutions, Inc.*	1,122,360
57,542	Enzon Pharmaceuticals, Inc.*(a)	608,794
32,302	Exelixis, Inc.*	186,706
26,083	Human Genome Sciences, Inc.*	722,238
455,639	Insmed, Inc.*	482,977
66,758	Martek Biosciences Corp.*(a)	1,470,679
68,315	Maxygen, Inc.*	437,899
68,797	Myriad Genetics, Inc.*	1,651,816
378,256	Nabi Biopharmaceuticals*	2,125,799
565,244	PDL BioPharma, Inc.(a)	3,289,720
214,816	Progenics Pharmaceuticals, Inc.*	1,383,415
11,967	Seattle Genetics, Inc.*	150,784
80,479	Synta Pharmaceuticals Corp.*	326,745

		16,564,453

Building Products – 1.4%
28,486	American Woodmark Corp.	658,312

91,264	Apogee Enterprises, Inc.	1,253,967
21,866	Armstrong World Industries, Inc.*	952,264
54,653	Insteel Industries, Inc.(a)	670,046
69,598	Universal Forest Products, Inc.	2,926,596

		6,461,185

Capital Markets – 2.3%
61,077	American Capital Ltd.*	375,013
104,361	Apollo Investment Corp.	1,269,030
101,335	Ares Capital Corp.	1,607,173
8,229	Artio Global Investors, Inc.	188,280
2,970	Capital Southwest Corp.	279,328
6,049	Federated Investors, Inc. Class B(a)	145,902
46,916	GAMCO Investors, Inc.	2,158,605
75,579	Gladstone Capital Corp.	1,014,270
144,519	Hercules Technology Growth Capital, Inc.	1,566,586
83,208	MCG Capital Corp.*	551,669
151,888	NGP Capital Resources Co.	1,161,943
80,409	Pzena Investment Management, Inc.*	619,149
8,315	SEI Investments Co.	186,755

		11,123,703

Chemicals – 2.0%
53,010	A. Schulman, Inc.	1,378,790
63,422	Huntsman Corp.	723,645
23,927	Innospec, Inc.*	318,468
88,957	Omnova Solutions, Inc.*	680,521
223,583	PolyOne Corp.*	2,528,724
65,654	Spartech Corp.*	934,913
21,742	Stepan Co.	1,646,956
36,221	Westlake Chemical Corp.	1,017,086
17,731	Zep, Inc.	326,960

		9,556,063

Commercial Banks – 4.5%
21,572	1st Source Corp.	412,672
242,197	CVB Financial Corp.(a)	2,666,589
94,369	First Bancorp(a)	1,539,158
14,083	First Bancorp, Inc.	223,779
66,119	Fulton Financial Corp.	694,250
37,100	Glacier Bancorp, Inc.(a)	685,979
73,138	Great Southern Bancorp, Inc.(a)	1,783,836
197,038	International Bancshares Corp.	4,762,408
27,292	Investors Bancorp, Inc.*	379,632
10,458	Lakeland Financial Corp.	218,154
189,343	Popular, Inc.*(a)	746,011
71,709	Renasant Corp.	1,185,350
16,281	Susquehanna Bancshares, Inc.	177,463
18,558	SVB Financial Group*	913,610
15,816	TCF Financial Corp.	294,652
67,478	Texas Capital Bancshares, Inc.*	1,342,812
21,835	Trustmark Corp.	534,521
258,293	Wilshire Bancorp, Inc.	2,805,062

		21,365,938

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – 1.1%
20,415	Acco Brands Corp.*	$186,389
102,220	HNI Corp.(a)	3,172,909
117,464	Kimball International, Inc. Class B	944,410
32,606	Steelcase, Inc.	267,695
96,358	The Standard Register Co.	496,244
3,044	United Stationers, Inc.*	186,354

		5,254,001

Communications Equipment – 2.3%
34,487	ADTRAN, Inc.	923,217
29,175	Bel Fuse, Inc. Class B	683,278
22,863	EchoStar Corp.*	439,198
48,397	Emulex Corp.*	568,665
197,162	Extreme Networks, Inc.*	656,549
37,014	PC-Tel, Inc.*	240,961
62,231	Plantronics, Inc.	2,066,069
576,952	Powerwave Technologies, Inc.*(a)	1,021,205
213,236	ShoreTel, Inc.*	1,396,696
227,282	Symmetricom, Inc.*	1,506,880
82,386	Tellabs, Inc.	748,065
98,580	Tollgrade Communications, Inc.*	626,969

		10,877,752

Computers & Peripherals* – 1.2%
106,192	Electronics for Imaging, Inc.	1,364,567
213,284	Imation Corp.	2,311,999
674,365	Quantum Corp.	1,955,658

		5,632,224

Construction & Engineering* – 0.2%
74,421	Dycom Industries, Inc.	790,351
38,566	Integrated Electrical Services, Inc.	240,266

		1,030,617

Consumer Finance – 0.7%
328,697	Advance America Cash Advance Centers, Inc.	1,880,147
62,716	Rewards Network, Inc.	816,562
17,827	World Acceptance Corp.*(a)	628,937

		3,325,646

Distributors* – 0.1%
14,905	Core-Mark Holding Co., Inc.	454,901

Diversified Consumer Services – 0.4%
3,749	Capella Education Co.*	339,734
18,959	Pre-Paid Legal Services, Inc.*(a)	843,107
9,213	Regis Corp.	176,152
7,387	Steiner Leisure Ltd.*	346,229

		1,705,222

Diversified Financial Services – 1.5%
182,594	Compass Diversified Holdings	2,651,265
108,177	PHH Corp.*	2,454,536
5,042	Portfolio Recovery Associates, Inc.*(a)	335,142
364,716	Primus Guaranty Ltd.*(a)	1,644,869

		7,085,812

Electric Utilities – 0.3%
43,159	Pinnacle West Capital Corp.	1,611,557

Electrical Equipment – 1.5%
91,865	Belden, Inc.	2,522,613
34,764	Encore Wire Corp.(a)	772,108
31,793	General Cable Corp.*	908,326
226,865	LSI Industries, Inc.	1,594,861
115,899	Microvision, Inc.*(a)	362,764
3,940	Thomas & Betts Corp.*	165,244
63,751	Vicor Corp.*	963,915

		7,289,831

Electronic Equipment, Instruments & Components – 2.2%
94,263	Agilysys, Inc.	1,022,754
110,594	Benchmark Electronics, Inc.*	2,393,254
148,587	Brightpoint, Inc.*	1,202,069
37,587	CTS Corp.	394,663
46,789	Ingram Micro, Inc.*	849,688
20,487	Insight Enterprises, Inc.*	307,920
105,408	Methode Electronics, Inc.	1,170,029
192,049	Power-One, Inc.*(a)	1,509,505
81,400	RadiSys Corp.*	796,906
94,080	Smart Modular Technologies, Inc.*	660,442
24,045	Vishay Intertechnology, Inc.*	250,308

		10,557,538

Energy Equipment & Services – 1.3%
71,656	Basic Energy Services, Inc.*	731,608
131,078	Complete Production Services, Inc.*	1,977,967
6,818	Dawson Geophysical Co.*	199,699
6,651	Dril-Quip, Inc.*	385,292
35,421	Exterran Holdings, Inc.*(a)	1,032,522
45,652	Global Industries Ltd.*	305,868
16,790	Oil States International, Inc.*	811,125
24,588	RPC, Inc.(a)	335,626
10,146	T-3 Energy Services, Inc.*	301,844
21,487	Willbros Group, Inc.*	269,662

		6,351,213

Food & Staples Retailing* – 0.2%
74,341	Winn-Dixie Stores, Inc.	937,440

Food Products – 1.1%
25,413	Dole Food Co., Inc.*(a)	287,675
42,788	J&J Snack Foods Corp.	1,993,493
39,516	Lancaster Colony Corp.	2,172,195
38,446	Smithfield Foods, Inc.*	720,478

		5,173,841

Gas Utilities – 0.6%
31,700	Atmos Energy Corp.	937,686
10,861	Nicor, Inc.	472,562
45,824	Southwest Gas Corp.	1,425,126
6,440	WGL Holdings, Inc.	230,166

		3,065,540

Health Care Equipment & Supplies – 2.5%
9,338	Analogic Corp.	446,543

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)

34,248	AngioDynamics, Inc.*	$547,968
1,897	Atrion Corp.	268,957
101,539	Hill-Rom Holdings, Inc.	3,219,802
20,578	IDEXX Laboratories, Inc.*(a)	1,361,029
74,229	Invacare Corp.	1,961,872
30,069	IRIS International, Inc.*	343,689
108,226	Medical Action Industries, Inc.*	1,284,642
12,693	Meridian Bioscience, Inc.	253,733
14,065	Somanetics Corp.*	284,535
52,717	STERIS Corp.	1,754,422
7,476	The Cooper Companies, Inc.	290,742

		12,017,934

Health Care Providers & Services* – 4.4%
144,627	AMN Healthcare Services, Inc.	1,321,891
85,487	Assisted Living Concepts, Inc.	3,000,594
138,847	Healthspring, Inc.	2,443,707
130,576	Kindred Healthcare, Inc.	2,329,476
52,224	MedCath Corp.	519,107
131,322	Molina Healthcare, Inc.	3,830,663
235,122	Nighthawk Radiology Holdings, Inc.	869,951
208,681	PharMerica Corp.(a)	4,027,543
82,884	Sunrise Senior Living, Inc.	460,835
128,752	Universal American Financial Corp.	1,976,343

		20,780,110

Hotels, Restaurants & Leisure – 2.4%
7,025	Biglari Holdings, Inc.*(a)	2,748,531
31,703	Boyd Gaming Corp.*	402,628
37,745	Choice Hotels International, Inc.	1,370,521
24,682	International Speedway Corp.	754,282
156,740	O’Charley’s, Inc.*	1,496,867
13,970	Panera Bread Co.*	1,088,822
129,148	Papa John’s International, Inc.*	3,538,655

		11,400,306

Household Durables – 2.4%
49,905	Blyth, Inc.	2,876,524
64,487	D.R. Horton, Inc.	947,314
26,806	Ethan Allen Interiors, Inc.(a)	541,481
107,143	Furniture Brands International, Inc.*(a)	887,144
24,636	Harman International Industries, Inc.*	972,629
22,700	Hooker Furniture Corp.	357,752
72,208	iRobot Corp.*(a)	1,457,158
70,211	Kid Brands, Inc.*	700,004
8,132	Mohawk Industries, Inc.*	518,334
61,442	Tempur-Pedic International, Inc.*	2,070,595

		11,328,935

Household Products* – 0.5%
248,484	Central Garden & Pet Co.	2,566,840

Industrial Conglomerates – 0.2%
59,362	Tredegar Corp.	1,012,716

Insurance – 2.0%
102,940	American Equity Investment Life Holding Co.	1,082,929
48,460	Aspen Insurance Holdings Ltd.	1,307,451
62,947	Assured Guaranty Ltd.	1,356,508
131,724	CNA Surety Corp.*	2,209,011
268,585	Conseco, Inc.*	1,584,652
14,251	Endurance Specialty Holdings Ltd.	525,149
10,837	FBL Financial Group, Inc.	280,028
23,955	Flagstone Reinsurance Holdings Ltd.	267,098
5,170	Infinity Property & Casualty Corp.	238,492
15,131	Protective Life Corp.	364,203
25,083	United America Indemnity Ltd.*	238,289

		9,453,810

Internet & Catalog Retail* – 0.2%
11,858	HSN, Inc.	357,282
2,330	Netflix, Inc.	230,134
29,914	Overstock.com, Inc.(a)	553,409

		1,140,825

Internet Software & Services – 1.4%
91,541	EarthLink, Inc.	825,700
186,298	Internap Network Services Corp.*	1,076,802
349,644	Marchex, Inc. Class B	1,839,127
62,675	ModusLink Global Solutions, Inc.*	559,688
512,186	RealNetworks, Inc.*	2,125,572

		6,426,889

IT Services* – 2.0%
82,591	Acxiom Corp.	1,575,836
476,660	Ciber, Inc.	1,892,340
33,625	CSG Systems International, Inc.	763,960
648,008	Lionbridge Technologies, Inc.	3,505,723
24,256	NeuStar, Inc.	593,545
43,800	StarTek, Inc.	296,964
36,689	VeriFone Holdings, Inc.	698,192

		9,326,560

Leisure Equipment & Products – 0.3%
184,657	Nautilus, Inc.*	631,527
13,552	Polaris Industries, Inc.(a)	801,872

		1,433,399

Life Sciences Tools & Services* – 1.2%
337,931	Accelrys, Inc.	2,362,138
161,376	Affymetrix, Inc.	1,119,949
20,347	Albany Molecular Research, Inc.	162,776
13,407	Dionex Corp.	1,093,609
110,357	eResearchTechnology, Inc.	813,331

		5,551,803

Machinery – 4.0%
79,003	Albany International Corp.	2,012,206
119,742	Briggs & Stratton Corp.	2,842,675
12,638	EnPro Industries, Inc.*	399,108
65,332	Kadant, Inc.*	1,307,293
29,623	Miller Industries, Inc.	423,609

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

61,610	Mueller Industries, Inc.	$1,826,736
36,474	NACCO Industries, Inc.	3,171,050
13,341	Navistar International Corp.*	644,904
73,109	Oshkosh Corp.*	2,823,470
12,507	Tecumseh Products Co.*	159,839
28,128	Tennant Co.	970,135
44,421	The Toro Co.	2,529,332

		19,110,357

Marine*(a) – 0.1%
17,107	American Commercial Lines, Inc.	348,983

Media – 1.2%
23,952	Ascent Media Corp.*	707,063
17,752	Gannett Co., Inc.	302,139
51,217	Harte-Hanks, Inc.	737,525
227,948	Journal Communications, Inc.*	1,292,465
46,979	Regal Entertainment Group	802,401
9,746	Scholastic Corp.	263,240
144,315	The E.W. Scripps Co.*	1,578,806

		5,683,639

Metals & Mining – 1.0%
38,148	Brush Engineered Materials, Inc.*	1,134,140
60,104	Kaiser Aluminum Corp.	2,415,580
7,009	Reliance Steel & Aluminum Co.	342,109
89,846	Sutor Technology Group Ltd.*	247,077
26,995	Worthington Industries, Inc.	431,110

		4,570,016

Multi-Utilities – 1.0%
35,703	Black Hills Corp.	1,174,272
75,205	Integrys Energy Group, Inc.	3,730,920

		4,905,192

Multiline Retail – 1.4%
113,799	99 Cents Only Stores*	1,766,160
39,309	Dillard’s, Inc.	1,103,797
195,267	Fred’s, Inc.	2,712,259
27,090	Saks, Inc.*	264,128
156,291	Tuesday Morning Corp.*	883,044

		6,729,388

Oil, Gas & Consumable Fuels – 2.9%
6,714	Berry Petroleum Co.	217,332
66,884	Cimarex Energy Co.	4,553,463
186,044	International Coal Group, Inc.*	980,452
77,625	PetroQuest Energy, Inc.*	458,764
13,684	Ship Finance International Ltd.	270,943
8,688	St. Mary Land & Exploration Co.	349,605
30,945	Stone Energy Corp.*	504,403
13,977	Teekay Corp.	350,124
112,673	Tesoro Corp.	1,481,650
387,992	USEC, Inc.*	2,327,952
19,551	Venoco, Inc.*	291,310
148,343	W&T Offshore, Inc.	1,404,808

18,433	World Fuel Services Corp.(a)	524,050

		13,714,856

Paper & Forest Products* – 2.2%
50,981	Buckeye Technologies, Inc.	719,852
39,112	Clearwater Paper Corp.	2,490,652
46,050	Domtar Corp.	3,262,182
161,458	KapStone Paper and Packaging Corp.	2,082,808
159,359	Louisiana-Pacific Corp.	1,874,062

		10,429,556

Personal Products – 0.3%
168,242	Mannatech, Inc.(a)	649,414
6,627	NBTY, Inc.*	269,586
66,077	Prestige Brands Holdings, Inc.*	643,590

		1,562,590

Pharmaceuticals* – 1.4%
245,999	DepoMed, Inc.(a)	991,376
16,667	Endo Pharmaceuticals Holdings, Inc.	365,007
323,688	King Pharmaceuticals, Inc.	3,172,142
25,103	Par Pharmaceutical Cos., Inc.	681,296
121,484	Questcor Pharmaceuticals, Inc.	1,183,254
18,685	ViroPharma, Inc.	237,673

		6,630,748

Professional Services – 2.4%
16,303	Administaff, Inc.	360,948
70,132	CDI Corp.	1,222,401
199,007	Kelly Services, Inc.*	3,200,033
168,815	Kforce, Inc.*	2,344,840
268,229	SFN Group, Inc.*	2,293,358
27,212	TrueBlue, Inc.*	429,677
113,425	Volt Information Sciences, Inc.*	1,422,350

		11,273,607

Real Estate Investment Trusts – 7.9%
10,007	Agree Realty Corp.	256,479
2,956	Alexandria Real Estate Equities, Inc.	209,314
14,279	American Campus Communities, Inc.	402,239
42,393	BRE Properties, Inc.	1,770,332
55,514	Equity Lifestyle Properties, Inc.	3,081,582
23,999	Federal Realty Investment Trust	1,857,283
40,766	FelCor Lodging Trust, Inc.*	330,612
226,025	Franklin Street Properties Corp.(a)	3,331,609
63,530	Health Care REIT, Inc.(b)	2,854,403
72,282	Healthcare Realty Trust, Inc.	1,744,888
45,140	LTC Properties, Inc.	1,259,406
20,418	Mack-Cali Realty Corp.	701,562
46,943	National Health Investors, Inc.	1,906,825
12,423	National Retail Properties, Inc.	292,313
160,884	Nationwide Health Properties, Inc.	5,634,158
70,221	OMEGA Healthcare Investors, Inc.	1,405,824

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)

66,178	Potlatch Corp.	$2,479,028
112,869	Rayonier, Inc.	5,528,324
46,223	Regency Centers Corp.	1,897,454
29,948	Sunstone Hotel Investors, Inc.*	381,238

		37,324,873

Road & Rail – 1.2%
30,794	Dollar Thrifty Automotive Group, Inc.*	1,354,628
92,214	Marten Transport Ltd.*	2,014,876
30,946	Universal Truckload Services, Inc.*	565,074
80,288	Werner Enterprises, Inc.	1,800,057

		5,734,635

Semiconductors & Semiconductor Equipment – 4.8%
142,650	Applied Micro Circuits Corp.*	1,609,092
45,557	Cohu, Inc.	735,746
126,663	DSP Group, Inc.*	1,034,837
165,540	Exar Corp.*	1,223,341
59,601	Fairchild Semiconductor International, Inc.*	668,723
1,111,231	Lattice Semiconductor Corp.*	5,856,187
95,840	LSI Corp.*	576,957
88,294	Micrel, Inc.	1,030,391
134,056	MIPS Technologies, Inc.*	668,939
32,850	OmniVision Technologies, Inc.*	576,846
138,681	Photronics, Inc.*	755,811
359,785	RF Micro Devices, Inc.*	2,021,992
35,150	Sigma Designs, Inc.*	416,879
755,778	Silicon Image, Inc.*	2,811,494
17,615	Standard Microsystems Corp.*	452,353
84,657	TriQuint Semiconductor, Inc.*	638,314
164,705	Zoran Corp.*	1,602,580

		22,680,482

Software – 4.5%
18,160	Advent Software, Inc.*(a)(b)	820,469
95,103	Blackbaud, Inc.	2,192,124
22,155	Bottomline Technologies, Inc.*	385,497
126,778	Commvault Systems, Inc.*	2,655,999
41,606	Double-Take Software, Inc.*	447,264
36,713	Epicor Software Corp.*	337,025
51,464	Kenexa Corp.*	772,475
127,395	Manhattan Associates, Inc.*	3,651,141
76,655	Mentor Graphics Corp.*	689,128
31,073	MicroStrategy, Inc.*	2,380,192
38,695	PROS Holdings, Inc.*	352,125
18,121	Quest Software, Inc.*	317,661
49,504	Renaissance Learning, Inc.	703,452
362,163	Symyx Technologies, Inc.*	1,973,788
21,322	Synopsys, Inc.*	484,223
14,154	Taleo Corp.*	367,721
47,005	The Ultimate Software Group, Inc.*	1,572,317
85,448	THQ, Inc.*	649,405

77,154	Unica Corp.*	715,989

		21,467,995

Specialty Retail – 4.6%
145,780	AnnTaylor Stores Corp.*	3,163,426
72,537	Asbury Automotive Group, Inc.*	1,127,950
11,731	AutoNation, Inc.*(a)	236,966
28,944	Barnes & Noble, Inc.	637,926
117,058	Brown Shoe Co., Inc.	2,200,690
56,846	Build-A-Bear Workshop, Inc.*	543,448
60,066	DSW, Inc.*	1,813,993
13,481	Genesco, Inc.*	448,783
51,878	Group 1 Automotive, Inc.*	1,610,812
31,607	Guess?, Inc.	1,449,813
24,730	Lithia Motors, Inc.*	197,345
63,397	Pier 1 Imports, Inc.*	524,927
5,204	Rue21, Inc.*	164,446
35,484	Shoe Carnival, Inc.*	981,487
170,186	Stage Stores, Inc.	2,595,337
44,209	The Cato Corp.	1,049,964
18,936	The Dress Barn, Inc.*	524,149
37,938	The Finish Line, Inc.	611,181
43,956	Williams-Sonoma, Inc.	1,265,933
27,434	Zumiez, Inc.*	509,175

		21,657,751

Textiles, Apparel & Luxury Goods – 2.6%
27,863	Columbia Sportswear Co.	1,547,511
83,838	Crocs, Inc.*	809,875
66,997	Jones Apparel Group, Inc.	1,457,855
57,650	Kenneth Cole Productions, Inc.*	718,319
43,697	Lululemon Athletica, Inc.*(a)	1,643,881
42,133	Oxford Industries, Inc.	909,651
61,137	Perry Ellis International, Inc.*	1,475,236
98,277	Skechers U.S.A., Inc.*	3,768,923

		12,331,251

Thrifts & Mortgage Finance – 0.8%
52,348	Brookline Bancorp, Inc.	575,305
165,689	First Financial Northwest, Inc.	1,068,694
88,441	NewAlliance Bancshares, Inc.	1,152,386
12,429	Northwest Bancshares, Inc.	155,238
43,480	Washington Federal, Inc.	894,384

		3,846,007

Tobacco*(a) – 0.1%
123,905	Alliance One International, Inc.	630,676

Trading Companies & Distributors*(a) – 0.1%
61,629	BlueLinx Holdings, Inc.	308,761

Wireless Telecommunication Services* – 0.9%
293,295	USA Mobility, Inc.	4,088,532

TOTAL COMMON STOCKS
(Cost $354,651,021)		$464,246,646

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%

Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$10,600,000	0.200%	05/03/10	$10,600,000
Maturity Value: $10,600,177
(Cost $10,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $365,251,021)			$474,846,646

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 6.2%

Boston Global Investment Trust – Enhanced Portfolio II
29,104,864	0.196%	$29,133,969
(Cost $29,078,598)

TOTAL INVESTMENTS – 106.3%
(Cost $394,329,619)		$503,980,615

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(29,842,631)

NET ASSETS – 100.0%		$474,137,984

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	138	June 2010	$9,873,900	$558,902

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%

Aerospace & Defense – 0.8%
3,173	AAR Corp.*	$77,358
3,287	Cubic Corp.	122,638
2,604	Esterline Technologies Corp.*	145,251

		345,247

Air Freight & Logistics* – 0.2%
15,954	Air Transport Services Group, Inc.	87,747
2,476	Pacer International, Inc.	16,441

		104,188

Airlines – 2.8%
2,561	Alaska Air Group, Inc.*	106,051
15,469	Allegiant Travel Co.*(a)	795,571
28,592	Republic Airways Holdings, Inc.*	178,986
8,781	SkyWest, Inc.	131,539

		1,212,147

Auto Components – 0.7%
3,087	Dorman Products, Inc.*	78,255
4,603	Drew Industries, Inc.*	118,067
1,325	Modine Manufacturing Co.*	18,563
7,133	Standard Motor Products, Inc.	76,038

		290,923

Beverages – 0.2%
5,943	National Beverage Corp.	68,939

Biotechnology – 8.9%
27,489	Alkermes, Inc.*	360,106
7,376	Cepheid, Inc.*(a)	147,446
21,090	Cubist Pharmaceuticals, Inc.*(b)	472,838
13,492	Emergent Biosolutions, Inc.*	219,650
22,658	Exelixis, Inc.*	130,963
6,931	Genomic Health, Inc.*(a)	111,035
8,320	Human Genome Sciences, Inc.*	230,381
46,429	Insmed, Inc.*	49,215
786	InterMune, Inc.*	33,452
9,121	Isis Pharmaceuticals, Inc.*	98,051
13,921	Martek Biosciences Corp.*(a)	306,680
19,730	Maxygen, Inc.*	126,469
5,041	Myriad Genetics, Inc.*	121,034
35,992	Nabi Biopharmaceuticals*	202,275
4,245	Onyx Pharmaceuticals, Inc.*	122,553
8,961	Opko Health, Inc.*	19,356
69,417	PDL BioPharma, Inc.(a)	404,007
14,686	Progenics Pharmaceuticals, Inc.*(a)	94,578
1,919	Regeneron Pharmaceuticals, Inc.*	48,992
19,172	SciClone Pharmaceuticals, Inc.*	80,139
16,424	Seattle Genetics, Inc.*	206,942
6,901	Synta Pharmaceuticals Corp.*	28,018
33,029	ZymoGenetics, Inc.*	196,192

		3,810,372

Building Products – 1.0%
6,324	Apogee Enterprises, Inc.	86,892
561	Armstrong World Industries, Inc.*	24,431
4,811	Simpson Manufacturing Co., Inc.	163,526
4,202	Trex Co., Inc.*(a)	102,907

902	Universal Forest Products, Inc.	37,929

		415,685

Capital Markets – 0.6%
1,326	Artio Global Investors, Inc.	30,339
1,328	Calamos Asset Management, Inc.	16,534
3,700	GAMCO Investors, Inc.	170,237
7,098	Pzena Investment Management, Inc.*	54,654

		271,764

Chemicals – 1.1%
2,380	Omnova Solutions, Inc.*	18,207
6,299	PolyOne Corp.*	71,242
3,876	Stepan Co.	293,607
3,919	Zep, Inc.	72,266

		455,322

Commercial Banks – 0.3%
2,092	Great Southern Bancorp, Inc.(a)	51,024
1,297	SVB Financial Group*	63,851
2,691	Wilshire Bancorp, Inc.	29,224

		144,099

Commercial Services & Supplies – 1.7%
17,757	HNI Corp.(a)	551,177
4,660	Steelcase, Inc.	38,259
2,256	United Stationers, Inc.*	138,112

		727,548

Communications Equipment – 3.3%
14,908	ADTRAN, Inc.	399,087
6,529	Arris Group, Inc.*	80,242
974	EMS Technologies, Inc.*	15,477
15,904	Emulex Corp.*	186,872
3,688	Loral Space & Communications, Inc.*	158,805
2,337	PC-Tel, Inc.*	15,214
9,134	Plantronics, Inc.	303,249
4,053	Polycom, Inc.*	131,925
2,231	Riverbed Technology, Inc.*	69,139
10,317	ShoreTel, Inc.*	67,576

		1,427,586

Computers & Peripherals* – 1.3%
9,901	Imation Corp.	107,327
8,420	Isilon Systems, Inc.	109,291
76,923	Quantum Corp.	223,077
759	Stratasys, Inc.	18,094
7,643	Super Micro Computer, Inc.	108,378

		566,167

Consumer Finance – 0.6%
25,162	Advance America Cash Advance Centers, Inc.	143,926
7,796	CompuCredit Holdings Corp.(a)	46,698
3,031	QC Holdings, Inc.	15,731

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – (continued)

2,585	Rewards Network, Inc.	$33,657

		240,012

Distributors* – 0.3%
3,854	Core-Mark Holding Co., Inc.	117,624

Diversified Consumer Services* – 1.6%
2,182	Capella Education Co.	197,733
1,616	Corinthian Colleges, Inc.	25,242
3,963	Pre-Paid Legal Services, Inc.(a)	176,235
2,470	Steiner Leisure Ltd.	115,769
7,214	Universal Technical Institute, Inc.	172,847

		687,826

Diversified Financial Services – 0.4%
1,508	Compass Diversified Holdings	21,896
5,233	NewStar Financial, Inc.*	40,085
2,745	PHH Corp.*	62,284
13,681	Primus Guaranty Ltd.*	61,701

		185,966

Diversified Telecommunication Services – 0.1%
1,819	CenturyTel, Inc.	62,046

Electrical Equipment – 2.0%
5,358	Acuity Brands, Inc.	242,235
5,130	GrafTech International Ltd.*	86,492
3,896	II-VI, Inc.*	139,711
3,790	LSI Industries, Inc.	26,644
9,865	Microvision, Inc.*(a)	30,877
1,429	Powell Industries, Inc.*	47,986
4,223	Vicor Corp.*	63,852
7,450	Woodward Governor Co.	238,772

		876,569

Electronic Equipment, Instruments & Components – 2.4%
10,334	Benchmark Electronics, Inc.*	223,628
18,843	Brightpoint, Inc.*	152,440
3,865	CTS Corp.	40,583
7,365	Insight Enterprises, Inc.*	110,696
15,613	Methode Electronics, Inc.	173,304
3,447	PC Mall, Inc.*	17,890
22,899	Power-One, Inc.*(a)	179,986
6,979	RadiSys Corp.*	68,324
1,616	SYNNEX Corp.*	44,311

		1,011,162

Energy Equipment & Services – 1.4%
3,638	Cal Dive International, Inc.*	23,865
4,639	Dril-Quip, Inc.*	268,737
14,189	RPC, Inc.(a)	193,680
8,272	Willbros Group, Inc.*	103,814

		590,096

Food Products – 1.6%
8,829	Dole Food Co., Inc.*	99,944
644	J & J Snack Foods Corp.	30,004

9,742	Lancaster Colony Corp.	535,518

		665,466

Health Care Equipment & Supplies – 5.8%
1,028	Abaxis, Inc.*	26,636
10,279	Align Technology, Inc.*	174,537
3,349	Analogic Corp.	160,149
2,688	AngioDynamics, Inc.*	43,008
11,777	Hansen Medical, Inc.*	29,914
3,028	ICU Medical, Inc.*	107,827
4,745	Immucor, Inc.*	101,590
12,863	Invacare Corp.	339,969
3,409	Kensey Nash Corp.*	77,214
3,722	Masimo Corp.	87,132
13,724	Medical Action Industries, Inc.*	162,904
10,721	Meridian Bioscience, Inc.	214,313
5,476	Micrus Endovascular Corp.*	109,958
3,238	Quidel Corp.*	47,728
11,114	RTI Biologics, Inc.*	42,567
5,900	Somanetics Corp.*	119,357
10,963	STERIS Corp.	364,849
5,506	Symmetry Medical, Inc.*	63,649
3,609	Thoratec Corp.*	160,925
2,048	Vascular Solutions, Inc.*	20,275
823	West Pharmaceutical Services, Inc.	34,443

		2,488,944

Health Care Providers & Services – 4.3%
1,336	Amedisys, Inc.*(a)	76,927
2,265	America Service Group, Inc.	38,414
22,679	AMN Healthcare Services, Inc.*	207,286
2,720	CorVel Corp.*	90,576
7,893	Cross Country Healthcare, Inc.*	79,088
10,024	Healthspring, Inc.*	176,423
7,492	Kindred Healthcare, Inc.*	133,657
2,961	Molina Healthcare, Inc.*	86,372
1,370	Omnicare, Inc.	38,072
10,623	Owens & Minor, Inc.	334,093
22,758	PharMerica Corp.*	439,230
8,569	Sunrise Senior Living, Inc.*	47,644
4,774	Universal American Financial Corp.*	73,281

		1,821,063

Health Care Technology – 0.1%
1,958	MedQuist, Inc.	18,229
1,725	Vital Images, Inc.*	27,221

		45,450

Hotels, Restaurants & Leisure* – 2.9%
522	Biglari Holdings, Inc.	204,232
2,127	Boyd Gaming Corp.	27,013
16,913	Caribou Coffee Co., Inc.(a)	149,680
2,703	Domino’s Pizza, Inc.	41,653
2,845	McCormick & Schmick’s Seafood Restaurants, Inc.	28,194
8,881	O’Charley’s, Inc.	84,814

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure* – (continued)

4,590	P.F. Chang’s China Bistro, Inc.	$200,308
12,577	Papa John’s International, Inc.	344,610
421	Peet’s Coffee & Tea, Inc.	16,680
7,921	Texas Roadhouse, Inc.	117,072
4,716	Universal Travel Group	43,057

		1,257,313

Household Durables – 2.2%
3,656	Blyth, Inc.	210,732
5,902	Hovnanian Enterprises, Inc.*(a)	41,963
7,978	iRobot Corp.*	160,996
4,161	M/I Homes, Inc.*	64,912
6,125	Sealy Corp.*	22,907
12,591	Tempur-Pedic International, Inc.*	424,317

		925,827

Household Products* – 0.2%
9,277	Central Garden & Pet Co.	95,831

Insurance – 0.1%
1,755	Assured Guaranty Ltd.	37,820
2,709	Conseco, Inc.*	15,983

		53,803

Internet & Catalog Retail* – 0.7%
6,305	1-800-FLOWERS.COM, Inc.	18,032
2,629	Blue Nile, Inc.(a)	141,940
4,545	HSN, Inc.	136,941
1,041	Overstock.com, Inc.	19,258

		316,171

Internet Software & Services – 1.8%
17,293	Art Technology Group, Inc.*	74,014
5,862	DivX, Inc.*	49,006
20,140	EarthLink, Inc.	181,663
3,176	LivePerson, Inc.*	26,234
12,807	Marchex, Inc. Class B	67,365
3,658	ModusLink Global Solutions, Inc.*	32,666
43,842	RealNetworks, Inc.*	181,944
14,053	ValueClick, Inc.*	144,465

		757,357

IT Services – 3.6%
16,306	Acxiom Corp.*	311,118
5,904	CSG Systems International, Inc.*	134,139
5,462	Exlservice Holdings, Inc.*	86,955
37,854	Lionbridge Technologies, Inc.*	204,790
3,638	MAXIMUS, Inc.	225,229
2,911	RightNow Technologies, Inc.*	47,740
1,979	StarTek, Inc.*	13,418
13,400	TeleTech Holdings, Inc.*	221,770
16,503	VeriFone Holdings, Inc.*(a)	314,052

		1,559,211

Life Sciences Tools & Services* – 1.3%
25,793	Affymetrix, Inc.	179,003
2,351	Dionex Corp.	191,771
17,698	eResearchTechnology, Inc.	130,434

2,099	Kendle International, Inc.	34,739

		535,947

Machinery – 2.5%
2,238	Altra Holdings, Inc.*	33,928
499	Astec Industries, Inc.*	16,527
6,402	Briggs & Stratton Corp.	151,984
3,811	Met-Pro Corp.	38,758
5,628	Mueller Industries, Inc.	166,870
1,885	NACCO Industries, Inc.	163,882
326	Navistar International Corp.*	15,759
2,913	Oshkosh Corp.*	112,500
5,835	Sauer-Danfoss, Inc.*	94,819
1,324	Tecumseh Products Co.*	16,921
4,264	Tennant Co.	147,065
2,296	The Greenbrier Cos., Inc.*	37,379
1,442	The Toro Co.	82,107

		1,078,499

Media – 0.7%
2,760	Arbitron, Inc.	85,036
1,468	Clear Channel Outdoor Holdings, Inc.*	16,999
13,571	Journal Communications, Inc.*	76,948
2,338	Live Nation, Inc.*	36,683
3,136	Reading International, Inc.*	13,077
6,892	The E.W. Scripps Co.*	75,398

		304,141

Metals & Mining – 1.0%
413	Olympic Steel, Inc.	13,125
7,891	Stillwater Mining Co.*	133,358
17,598	Worthington Industries, Inc.	281,040

		427,523

Multiline Retail – 1.0%
17,800	99 Cents Only Stores*	276,256
10,569	Fred’s, Inc.	146,803

		423,059

Oil, Gas & Consumable Fuels – 2.2%
5,400	McMoRan Exploration Co.*	64,476
576	Panhandle Oil and Gas, Inc.	14,377
6,268	Ship Finance International Ltd.	124,106
7,019	Tesoro Corp.	92,300
4,522	USEC, Inc.*	27,132
20,649	W&T Offshore, Inc.	195,546
14,999	World Fuel Services Corp.(a)	426,422

		944,359

Paper & Forest Products* – 1.2%
4,851	Clearwater Paper Corp.	308,911
1,752	Domtar Corp.	124,112
3,705	Louisiana-Pacific Corp.(a)	43,571
4,459	Wausau Paper Corp.	39,462

		516,056

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Personal Products – 0.5%
15,745	American Oriental Bioengineering, Inc.*(a)	$63,767
1,816	Nu Skin Enterprises, Inc.	54,589
2,665	USANA Health Sciences, Inc.*	96,607

		214,963

Pharmaceuticals – 2.5%
3,596	Ardea Biosciences, Inc.*	91,338
2,801	Caraco Pharmaceutical Laboratories Ltd.*	18,066
25,701	DepoMed, Inc.*	103,575
14,781	Ista Pharmaceuticals, Inc.*	57,794
16,840	King Pharmaceuticals, Inc.*	165,032
9,506	Matrixx Initiatives, Inc.*	48,671
6,039	Medicis Pharmaceutical Corp.	153,270
7,825	Obagi Medical Products, Inc.*	105,481
6,158	The Medicines Co.*	45,200
18,423	ViroPharma, Inc.*	234,341
1,505	Watson Pharmaceuticals, Inc.*	64,444

		1,087,212

Professional Services – 1.8%
4,050	Administaff, Inc.	89,667
8,356	CDI Corp.	145,645
21,322	Kelly Services, Inc.*	342,858
5,206	Kforce, Inc.*	72,311
12,400	SFN Group, Inc.*	106,020

		756,501

Real Estate Investment Trusts – 3.0%
4,360	Equity Lifestyle Properties, Inc.	242,024
3,316	LTC Properties, Inc.	92,516
5,376	National Health Investors, Inc.	218,373
3,656	Nationwide Health Properties, Inc.	128,033
17,225	OMEGA Healthcare Investors, Inc.	344,845
6,480	Potlatch Corp.	242,741

		1,268,532

Road & Rail – 1.1%
10,366	Celadon Group, Inc.*	154,764
3,770	Heartland Express, Inc.	62,356
6,674	Marten Transport Ltd.*	145,827
5,474	Universal Truckload Services, Inc.*	99,955
1,176	Werner Enterprises, Inc.	26,366

		489,268

Semiconductors & Semiconductor Equipment – 6.5%
16,297	Advanced Analogic Technologies, Inc.*	61,929
19,728	Applied Micro Circuits Corp.*	222,532
4,360	Cabot Microelectronics Corp.*	167,250
6,239	Entropic Communications, Inc.*	32,942
2,658	Fairchild Semiconductor International, Inc.*	29,823
5,814	Integrated Device Technology, Inc.*	38,430
4,768	IXYS Corp.*	43,055
86,509	Lattice Semiconductor Corp.*	455,902

7,038	LSI Corp.*	42,369
25,267	Micrel, Inc.	294,866
13,675	PLX Technology, Inc.*	71,794
84,782	RF Micro Devices, Inc.*	476,475
6,542	Sigma Designs, Inc.*(a)	77,588
4,792	Skyworks Solutions, Inc.*	80,697
7,920	Standard Microsystems Corp.*	203,385
2,772	Tessera Technologies, Inc.*	56,216
11,204	TriQuint Semiconductor, Inc.*	84,478
4,934	Volterra Semiconductor Corp.*	118,219
23,336	Zoran Corp.*	227,059

		2,785,009

Software – 7.9%
8,236	Actuate Corp.*	46,616
7,766	Advent Software, Inc.*(b)	350,868
12,615	Blackbaud, Inc.	290,776
7,233	Bottomline Technologies, Inc.*	125,854
13,999	Commvault Systems, Inc.*	293,279
2,563	Deltek, Inc.*	20,171
2,985	Double-Take Software, Inc.*	32,089
1,066	ePlus, Inc.*	19,838
7,054	Kenexa Corp.*	105,880
9,466	Manhattan Associates, Inc.*	271,296
12,318	Mentor Graphics Corp.*	110,739
4,090	MicroStrategy, Inc.*	313,294
3,926	PROS Holdings, Inc.*	35,727
7,787	QAD, Inc.*	42,984
11,479	Quest Software, Inc.*	201,227
10,134	Renaissance Learning, Inc.	144,004
1,778	Rosetta Stone, Inc.*	45,943
11,975	Symyx Technologies, Inc.*	65,264
9,979	Taleo Corp.*	259,254
8,272	The Ultimate Software Group, Inc.*	276,698
20,816	THQ, Inc.*(a)	158,202
6,267	TiVo, Inc.*	109,798
5,216	Unica Corp.*	48,404

		3,368,205

Specialty Retail – 5.0%
6,228	AnnTaylor Stores Corp.*	135,148
1,424	Brown Shoe Co., Inc.	26,771
818	Citi Trends, Inc.*	27,436
4,180	Coldwater Creek, Inc.*	29,594
10,053	DSW, Inc.*	303,601
453	Genesco, Inc.*	15,080
1,940	Group 1 Automotive, Inc.*	60,237
776	Hibbett Sports, Inc.*	21,340
5,707	J. Crew Group, Inc.*	265,204
4,754	Jo-Ann Stores, Inc.*	209,746
6,580	Kirkland’s, Inc.*	146,537
1,715	Rue21, Inc.*	54,194
8,449	Stage Stores, Inc.	128,847
2,766	Stein Mart, Inc.*	26,222
6,418	The Cato Corp.	152,427
2,524	The Dress Barn, Inc.*	69,864
8,296	The Finish Line, Inc.	133,649

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)

770	The Gymboree Corp.*	$37,830
2,749	Ulta Salon, Cosmetics & Fragrance, Inc.*	63,557
13,592	Zumiez, Inc.*	252,268

		2,159,552

Textiles, Apparel & Luxury Goods – 3.4%
9,469	Crocs, Inc.*	91,471
3,525	Fossil, Inc.*	137,122
2,813	G-III Apparel Group Ltd.*	80,452
10,212	Lululemon Athletica, Inc.*(a)	384,175
7,132	Oxford Industries, Inc.	153,980
4,048	Skechers U.S.A., Inc.*	155,241
4,755	The Timberland Co.*	102,232
5,076	Under Armour, Inc.*(a)	171,315
5,411	Wolverine World Wide, Inc.	165,631

		1,441,619

Tobacco – 0.8%
30,247	Alliance One International, Inc.*(a)	153,957
3,552	Universal Corp.	183,923

		337,880

Trading Companies & Distributors – 0.2%
1,744	Watsco, Inc.	103,280

Wireless Telecommunication Services* – 0.7%
20,015	USA Mobility, Inc.	279,009

TOTAL COMMON STOCKS
(Cost $34,330,030)		$42,118,338

Exchange Traded Fund – 0.1%

Other – 0.1%
400	iShares Russell 2000 Growth Index Fund	$30,548
(Cost $32,842)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.5%

Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$1,100,000	0.200%	05/03/10	$1,100,000
Maturity Value: $1,100,018
(Cost $1,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $35,462,872)			$43,248,886

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 8.1%

Boston Global Investment Trust – Enhanced Portfolio II
3,465,093	0.196%	$3,468,558
(Cost $3,462,588)

TOTAL INVESTMENTS – 109.0%
(Cost $38,925,460)		$46,717,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.0)%		(3,870,093)

NET ASSETS – 100.0%		$42,847,351

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transaction.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	10	June 2010	$715,500	$43,632

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%

Aerospace & Defense – 0.4%
2,172	AAR Corp.*	$52,953
21,853	Ceradyne, Inc.*	485,137
2,669	Ducommun, Inc.	61,093

		599,183

Air Freight & Logistics* – 0.4%
14,350	Dynamex, Inc.	253,852
68,158	Pacer International, Inc.	452,569

		706,421

Airlines – 2.3%
32,594	Allegiant Travel Co.*(a)	1,676,310
103,013	Republic Airways Holdings, Inc.*	644,861
87,356	SkyWest, Inc.	1,308,593

		3,629,764

Auto Components – 1.3%
4,363	ArvinMeritor, Inc.*	66,841
44,392	Dana Holding Corp.*	593,077
6,652	Drew Industries, Inc.*	170,624
25,957	Modine Manufacturing Co.*	363,658
22,870	Spartan Motors, Inc.	141,108
11,922	Standard Motor Products, Inc.	127,088
32,539	Stoneridge, Inc.*	351,096
19,229	Superior Industries International, Inc.	324,201

		2,137,693

Beverages – 0.2%
25,648	National Beverage Corp.	297,517

Biotechnology – 0.8%
6,009	Emergent Biosolutions, Inc.*	97,827
18,698	Martek Biosciences Corp.*(a)	411,917
7,241	Myriad Genetics, Inc.*	173,856
33,046	Nabi Biopharmaceuticals*	185,718
40,102	PDL BioPharma, Inc.	233,394
37,435	Progenics Pharmaceuticals, Inc.*	241,081

		1,343,793

Building Products – 1.2%
7,390	American Woodmark Corp.	170,783
39,813	Apogee Enterprises, Inc.(a)	547,031
3,190	Armstrong World Industries, Inc.*	138,924
11,327	Gibraltar Industries, Inc.*	170,131
4,514	Insteel Industries, Inc.	55,342
2,195	Trex Co., Inc.*	53,756
18,442	Universal Forest Products, Inc.	775,486

		1,911,453

Capital Markets – 3.6%
54,073	American Capital Ltd.*	332,008
69,911	Apollo Investment Corp.	850,118
80,725	Ares Capital Corp.	1,280,298
5,316	Artio Global Investors, Inc.	121,630
29,223	BlackRock Kelso Capital Corp.	310,056
6,710	Calamos Asset Management, Inc.	83,539
1,932	Capital Southwest Corp.(b)	181,705
15,591	GAMCO Investors, Inc.	717,342

25,395	Gladstone Capital Corp.	340,801
47,252	Hercules Technology Growth Capital, Inc.	512,212
11,721	Kohlberg Capital Corp.	66,224
9,055	MVC Capital, Inc.	127,947
63,495	NGP Capital Resources Co.	485,737
51,238	TICC Capital Corp.	364,814

		5,774,431

Chemicals – 2.8%
38,068	A. Schulman, Inc.	990,149
14,562	Huntsman Corp.	166,152
6,180	Innophos Holdings, Inc.	176,068
4,893	Minerals Technologies, Inc.	282,326
26,285	OM Group, Inc.*	992,259
78,256	PolyOne Corp.*	885,075
29,178	Spartech Corp.*	415,495
6,612	Stepan Co.	500,859

		4,408,383

Commercial Banks – 9.5%
10,558	1st Source Corp.	201,975
33,259	Banco Latinoamericano de Comercio Exterior S.A. Class E	470,947
6,286	Chicopee Bancorp, Inc.*	80,021
119,790	CVB Financial Corp.(a)	1,318,888
19,102	F.N.B. Corp.	178,031
28,175	First Bancorp(a)	459,534
27,558	First Financial Bancorp	526,633
7,978	FirstMerit Corp.	187,483
18,930	Fulton Financial Corp.	198,765
39,696	Glacier Bancorp, Inc.(a)	733,979
17,468	Great Southern Bancorp, Inc.(a)	426,045
2,085	Home Bancshares, Inc.	58,630
102,834	International Bancshares Corp.	2,485,498
97,006	Investors Bancorp, Inc.*	1,349,353
6,175	Lakeland Financial Corp.	128,811
9,564	Nara Bancorp, Inc.*	86,076
4,164	Park National Corp.(a)	285,234
103,105	Popular, Inc.*(a)	406,234
3,877	Prosperity Bancshares, Inc.	152,056
33,225	Renasant Corp.(a)	549,209
28,141	Southwest Bancorp, Inc.	412,547
50,912	Susquehanna Bancshares, Inc.(a)	554,941
20,306	SVB Financial Group*(a)	999,664
48,955	Texas Capital Bancshares, Inc.*	974,204
3,912	TriCo Bancshares	74,484
3,076	Trustmark Corp.	75,300
6,445	Webster Financial Corp.	133,540
84,003	Wilshire Bancorp, Inc.(a)	912,273
20,075	Wintrust Financial Corp.	748,798

		15,169,153

Commercial Services & Supplies – 1.5%
6,856	Acco Brands Corp.*	62,595
26,327	HNI Corp.(a)	817,190
38,524	Kimball International, Inc. Class B	309,733

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Services & Supplies – (continued)

25,633	Steelcase, Inc.	$210,447
15,224	United Stationers, Inc.*	932,014

		2,331,979

Communications Equipment – 0.8%
4,566	EchoStar Corp.*	87,713
4,801	EMS Technologies, Inc.*	76,288
67,115	Extreme Networks, Inc.*	223,493
22	PC-Tel, Inc.*	143
11,668	Plantronics, Inc.	387,378
81,695	Powerwave Technologies, Inc.*	144,600
61,591	Symmetricom, Inc.*	408,348

		1,327,963

Computers & Peripherals* – 1.1%
46,971	Electronics for Imaging, Inc.	603,577
8,308	Hutchinson Technology, Inc.	50,596
67,110	Imation Corp.	727,472
113,510	Quantum Corp.	329,179

		1,710,824

Construction & Engineering* – 0.1%
18,097	Dycom Industries, Inc.	192,190

Consumer Finance – 1.2%
78,065	Advance America Cash Advance Centers, Inc.	446,532
15,209	Cash America International, Inc.	563,645
32,019	CompuCredit Holdings Corp.(a)	191,794
15,307	Rewards Network, Inc.	199,297
13,756	World Acceptance Corp.*(a)	485,312

		1,886,580

Containers & Packaging – 0.1%
18,765	Myers Industries, Inc.	203,788

Distributors* – 0.2%
8,196	Core-Mark Holding Co., Inc.	250,142

Diversified Financial Services – 1.6%
73,816	Compass Diversified Holdings	1,071,808
45,540	PHH Corp.*	1,033,303
85,559	Primus Guaranty Ltd.*	385,871

		2,490,982

Electric Utilities – 0.9%
10,605	IDACORP, Inc.	382,629
2,944	Pinnacle West Capital Corp.	109,929
68,680	PNM Resources, Inc.	933,361

		1,425,919

Electrical Equipment – 1.8%
7,661	Acuity Brands, Inc.	346,354
51,107	Belden, Inc.	1,403,398
9,209	Encore Wire Corp.	204,532
3,248	General Cable Corp.*	92,795
3,365	II-VI, Inc.*	120,669
69,049	LSI Industries, Inc.	485,415
6,762	Vicor Corp.*	102,241

2,316	Woodward Governor Co.	74,228

		2,829,632

Electronic Equipment, Instruments & Components – 2.5%
32,020	Agilysys, Inc.	347,417
34,269	Benchmark Electronics, Inc.*	741,581
26,901	Brightpoint, Inc.*	217,629
23,445	CTS Corp.	246,173
14,312	DDi Corp.*	122,511
36,047	Insight Enterprises, Inc.*	541,786
48,451	Methode Electronics, Inc.	537,806
8,012	Newport Corp.*	94,782
7,665	PC Connection, Inc.*	52,735
75,306	Power-One, Inc.*(a)	591,905
16,737	RadiSys Corp.*	163,855
28,874	Smart Modular Technologies, Inc.*	202,696
24,250	Technitrol, Inc.	130,950

		3,991,826

Energy Equipment & Services – 2.1%
28,438	Basic Energy Services, Inc.*	290,352
14,118	Cal Dive International, Inc.*	92,614
85,349	Complete Production Services, Inc.*	1,287,917
13,128	Dawson Geophysical Co.*	384,519
1,414	Dril-Quip, Inc.*	81,913
10,320	Exterran Holdings, Inc.*	300,828
48,433	Global Industries Ltd.*	324,501
4,785	Oil States International, Inc.*	231,163
7,091	RPC, Inc.(a)	96,792
2,436	T-3 Energy Services, Inc.*	72,471
14,910	Union Drilling, Inc.*	98,853

		3,261,923

Food & Staples Retailing – 0.4%
15,705	Ingles Markets, Inc.	251,751
29,985	Winn-Dixie Stores, Inc.*	378,111

		629,862

Food Products – 0.4%
6,080	Chiquita Brands International, Inc.*(a)	91,443
16,224	Dole Food Co., Inc.*	183,656
13,964	Fresh Del Monte Produce, Inc.*	291,429
6,782	Imperial Sugar Co.	108,715

		675,243

Gas Utilities – 1.8%
5,102	Atmos Energy Corp.	150,917
10,101	Nicor, Inc.	439,494
70,528	Southwest Gas Corp.	2,193,421

		2,783,832

Health Care Equipment & Supplies – 0.3%
3,982	CONMED Corp.*	88,560
7,686	Invacare Corp.	203,141
12,852	Medical Action Industries, Inc.*	152,553

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)

16,051	RTI Biologics, Inc.*	$61,475

		505,729

Health Care Providers & Services* – 2.5%
31,488	AMN Healthcare Services, Inc.	287,800
8,856	Assisted Living Concepts, Inc.	310,846
27,985	Healthspring, Inc.	492,536
46,204	Kindred Healthcare, Inc.	824,279
5,399	MedCath Corp.	53,666
26,904	Molina Healthcare, Inc.	784,790
44,692	Nighthawk Radiology Holdings, Inc.	165,360
4,922	PharMerica Corp.	94,995
62,040	Sunrise Senior Living, Inc.	344,942
37,750	Universal American Financial Corp.	579,463

		3,938,677

Hotels, Restaurants & Leisure* – 1.6%
2,778	Biglari Holdings, Inc.	1,086,892
12,175	Boyd Gaming Corp.(a)	154,623
13,449	Domino’s Pizza, Inc.	207,249
60,496	O’Charley’s, Inc.(a)	577,737
16,395	Papa John’s International, Inc.	449,223

		2,475,724

Household Durables – 1.8%
14,711	Blyth, Inc.	847,942
6,605	CSS Industries, Inc.	132,232
19,789	Ethan Allen Interiors, Inc.(a)	399,738
44,139	Furniture Brands International, Inc.*	365,471
15,754	Hooker Furniture Corp.	248,283
15,449	La-Z-Boy, Inc.*	201,455
17,716	M/I Homes, Inc.*	276,370
36,730	Sealy Corp.*(a)	137,370
10,567	Standard Pacific Corp.*	67,734
4,887	Tempur-Pedic International, Inc.*	164,692

		2,841,287

Household Products* – 0.2%
37,385	Central Garden & Pet Co.	386,187

Industrial Conglomerates – 0.5%
125	Seaboard Corp.	182,501
5,464	Standex International Corp.	130,426
28,580	Tredegar Corp.	487,575

		800,502

Insurance – 3.3%
34,961	American Equity Investment Life Holding Co.	367,790
4,073	American Safety Insurance Holdings Ltd.*	65,901
13,378	Aspen Insurance Holdings Ltd.	360,938
24,104	Assured Guaranty Ltd.	519,441
38,800	CNA Surety Corp.*	650,676
116,264	Conseco, Inc.*	685,958
3,764	Employers Holdings, Inc.	62,031
6,861	FBL Financial Group, Inc.	177,288

16,931	First Mercury Financial Corp.	221,965
50,916	Flagstone Reinsurance Holdings Ltd.	567,713
4,834	Genworth Financial, Inc.*	79,858
1,839	Infinity Property & Casualty Corp.	84,833
5,252	Kansas City Life Insurance Co.	178,568
12,072	Max Capital Group Ltd.	269,206
6,994	Platinum Underwriters Holdings Ltd.	260,247
19,497	PMA Capital Corp.*	133,944
8,928	Presidential Life Corp.	105,172
6,310	Protective Life Corp.	151,882
11,337	United America Indemnity Ltd.*	107,702
11,604	United Fire & Casualty Co.	265,383

		5,316,496

Internet & Catalog Retail – 0.2%
42,411	1-800-FLOWERS.COM, Inc.*	121,296
24,857	Gaiam, Inc.	225,204

		346,500

Internet Software & Services – 0.7%
34,944	Internap Network Services Corp.*	201,976
73,347	iPass, Inc.*	105,620
70,135	Marchex, Inc. Class B	368,910
120,015	RealNetworks, Inc.*	498,062

		1,174,568

IT Services* – 1.0%
16,460	Acxiom Corp.	314,057
114,279	Ciber, Inc.	453,688
7,874	CSG Systems International, Inc.	178,897
66,490	Lionbridge Technologies, Inc.	359,711
29,013	Ness Technologies, Inc.	187,714
2,672	VeriFone Holdings, Inc.	50,848

		1,544,915

Leisure Equipment & Products – 0.5%
36,492	Callaway Golf Co.(a)	342,660
50,333	Nautilus, Inc.*	172,139
11,683	RC2 Corp.*	214,616

		729,415

Life Sciences Tools & Services* – 0.3%
38,276	Affymetrix, Inc.	265,635
28,019	Albany Molecular Research, Inc.	224,152

		489,787

Machinery – 4.6%
26,974	Albany International Corp.	687,028
21,206	American Railcar Industries, Inc.	346,718
39,788	Briggs & Stratton Corp.	944,567
19,378	EnPro Industries, Inc.*	611,957
25,966	Federal Signal Corp.	209,286
20,596	Kadant, Inc.*	412,126
32,415	Miller Industries, Inc.	463,534
46,158	Mueller Industries, Inc.	1,368,585
10,851	Mueller Water Products, Inc.	60,766
12,963	NACCO Industries, Inc.	1,127,003

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

15,532	Oshkosh Corp.*	$599,846
22,287	Tecumseh Products Co.*	284,828
4,079	The Toro Co.	232,258

		7,348,502

Marine*(a) – 0.2%
18,284	American Commercial Lines, Inc.	372,994

Media – 1.1%
9,071	Ascent Media Corp.*	267,776
8,882	Harte-Hanks, Inc.	127,901
84,440	Journal Communications, Inc.*	478,775
9,968	Scholastic Corp.	269,236
54,456	The E.W. Scripps Co.*	595,748

		1,739,436

Metals & Mining – 1.6%
22,030	Brush Engineered Materials, Inc.*	654,952
9,010	Haynes International, Inc.	323,549
18,430	Kaiser Aluminum Corp.	740,702
1,674	Olympic Steel, Inc.	53,200
17,027	Stillwater Mining Co.*	287,756
38,429	Sutor Technology Group Ltd.*	105,680
26,429	Worthington Industries, Inc.	422,071

		2,587,910

Multi-Utilities – 1.3%
41,955	Black Hills Corp.	1,379,900
14,517	Integrys Energy Group, Inc.	720,188

		2,100,088

Multiline Retail – 1.1%
3,211	99 Cents Only Stores*	49,835
24,470	Dillard’s, Inc.(a)	687,117
65,737	Fred’s, Inc.	913,087
28,308	Tuesday Morning Corp.*	159,940

		1,809,979

Oil, Gas & Consumable Fuels – 2.9%
8,725	Berry Petroleum Co.	282,428
3,880	Bill Barrett Corp.*	132,230
991	Cimarex Energy Co.	67,467
125,314	International Coal Group, Inc.*	660,405
1,385	Overseas Shipholding Group, Inc.	69,333
29,947	PetroQuest Energy, Inc.*	176,987
11,719	Quicksilver Resources, Inc.*	162,542
5,804	Rosetta Resources, Inc.*	144,520
13,330	Ship Finance International Ltd.	263,934
24,662	Stone Energy Corp.*	401,991
9,161	Teekay Corp.	229,483
26,991	Tesoro Corp.(b)	354,932
178,344	USEC, Inc.*	1,070,064
53,448	W&T Offshore, Inc.	506,153
2,259	World Fuel Services Corp.	64,223

		4,586,692

Paper & Forest Products – 2.8%
20,674	Buckeye Technologies, Inc.*	291,917
16,809	Clearwater Paper Corp.*	1,070,397
21,520	Domtar Corp.*	1,524,477
11,235	Glatfelter	165,042
35,575	KapStone Paper and Packaging Corp.*	458,918
76,658	Louisiana-Pacific Corp.*	901,498
11,964	Wausau Paper Corp.*	105,881

		4,518,130

Personal Products – 0.5%
77,477	Mannatech, Inc.(a)	299,061
55,416	Prestige Brands Holdings, Inc.*	539,752

		838,813

Pharmaceuticals* – 0.3%
20,599	King Pharmaceuticals, Inc.	201,870
4,538	Par Pharmaceutical Cos., Inc.	123,162
12,457	ViroPharma, Inc.	158,453

		483,485

Professional Services – 1.6%
32,016	CDI Corp.	558,039
63,172	Kelly Services, Inc.*	1,015,806
30,134	Kforce, Inc.*	418,561
62,302	SFN Group, Inc.*	532,682
3,877	TrueBlue, Inc.*	61,218

		2,586,306

Real Estate Investment Trusts – 12.6%
4,264	Acadia Realty Trust	81,357
19,980	Agree Realty Corp.	512,087
13,411	American Campus Communities, Inc.	377,788
13,329	Associated Estates Realty Corp.	187,006
15,538	BRE Properties, Inc.	648,867
4,984	EastGroup Properties, Inc.	203,746
24,488	Equity Lifestyle Properties, Inc.	1,359,329
61,714	Extra Space Storage, Inc.	926,944
2,409	Federal Realty Investment Trust	186,433
38,359	FelCor Lodging Trust, Inc.*	311,091
87,707	Franklin Street Properties Corp.	1,292,801
9,247	Health Care REIT, Inc.	415,468
66,355	Healthcare Realty Trust, Inc.	1,601,810
11,415	Highwoods Properties, Inc.	364,938
38,707	LTC Properties, Inc.	1,079,925
9,085	Mack-Cali Realty Corp.	312,161
23,310	National Health Investors, Inc.	946,852
37,017	National Retail Properties, Inc.	871,010
33,289	Nationwide Health Properties, Inc.	1,165,781
78,781	OMEGA Healthcare Investors, Inc.	1,577,196
37,858	Potlatch Corp.	1,418,161
20,852	Rayonier, Inc.	1,021,331
15,550	Realty Income Corp.(a)	509,884
21,922	Regency Centers Corp.(b)	899,898
55,163	Sunstone Hotel Investors, Inc.*	702,225
67,545	U-Store-It Trust	582,238
12,083	Universal Health Realty Income Trust	401,397

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)

8,748	Urstadt Biddle Properties	$147,491

		20,105,215

Road & Rail – 1.7%
6,082	AMERCO*	379,821
4,478	Arkansas Best Corp.	136,400
16,048	Dollar Thrifty Automotive Group, Inc.*	705,952
18,649	Saia, Inc.*	309,014
13,865	Universal Truckload Services, Inc.*	253,175
42,451	Werner Enterprises, Inc.	951,751

		2,736,113

Semiconductors & Semiconductor Equipment* – 2.9%
14,568	Brooks Automation, Inc.	141,601
41,507	DSP Group, Inc.	339,112
8,308	Fairchild Semiconductor International, Inc.	93,216
8,332	Integrated Device Technology, Inc.	55,075
276,318	Lattice Semiconductor Corp.	1,456,196
20,638	OmniVision Technologies, Inc.	362,403
38,766	Photronics, Inc.	211,275
76,334	RF Micro Devices, Inc.	428,997
5,745	Sigma Designs, Inc.(a)	68,136
140,199	Silicon Image, Inc.	521,540
18,944	Standard Microsystems Corp.	486,482
13,156	TriQuint Semiconductor, Inc.	99,196
39,751	Zoran Corp.	386,777

		4,650,006

Software – 1.5%
3,875	Blackbaud, Inc.	89,319
9,888	Double-Take Software, Inc.*	106,296
6,593	Epicor Software Corp.*	60,524
72,154	Mentor Graphics Corp.*	648,664
6,209	MicroStrategy, Inc.*	475,609
24,637	QAD, Inc.*	135,996
7,416	Quest Software, Inc.*	130,003
6,949	Sonic Solutions*	87,210
78,151	Symyx Technologies, Inc.*	425,923
31,061	THQ, Inc.*	236,064

		2,395,608

Specialty Retail – 4.7%
62,185	AnnTaylor Stores Corp.*	1,349,415
49,534	Asbury Automotive Group, Inc.*	770,254
21,738	Borders Group, Inc.*(a)	55,215
40,128	Brown Shoe Co., Inc.	754,406
42,263	Build-A-Bear Workshop, Inc.*	404,034
18,072	DSW, Inc.*	545,774
2,546	Genesco, Inc.*	84,756
20,296	Group 1 Automotive, Inc.*	630,191
28,938	Lithia Motors, Inc.*	230,925
62,528	Pier 1 Imports, Inc.*	517,732
12,614	Shoe Carnival, Inc.*	348,903
75,887	Stage Stores, Inc.	1,157,277
12,812	The Finish Line, Inc.	206,401

25,252	Zumiez, Inc.*	468,677

		7,523,960

Textiles, Apparel & Luxury Goods – 2.3%
7,059	Columbia Sportswear Co.(a)	392,057
12,151	Jones Apparel Group, Inc.	264,406
33,100	Kenneth Cole Productions, Inc.*	412,426
2,899	Lululemon Athletica, Inc.*	109,060
13,443	Oxford Industries, Inc.	290,234
26,199	Perry Ellis International, Inc.*	632,182
45,037	Quiksilver, Inc.*	240,047
34,154	Skechers U.S.A., Inc.*	1,309,806

		3,650,218

Thrifts & Mortgage Finance – 1.8%
51,474	Astoria Financial Corp.	830,790
57,379	Brookline Bancorp, Inc.(a)	630,595
20,762	First Financial Northwest, Inc.	133,915
82,431	NewAlliance Bancshares, Inc.	1,074,076
5,892	Provident Financial Services, Inc.	77,657
6,335	Washington Federal, Inc.	130,311

		2,877,344

Tobacco – 0.3%
66,113	Alliance One International, Inc.*(a)	336,515
1,537	Universal Corp.	79,586

		416,101

Trading Companies & Distributors*(a) – 0.1%
22,012	BlueLinx Holdings, Inc.	110,280

Wireless Telecommunication Services* – 0.2%
24,605	USA Mobility, Inc.	342,994

TOTAL COMMON STOCKS
(Cost $119,688,654)		$156,300,437

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Granite Broadcasting Corp.
635		06/12	$1
(Cost $12,055)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.8%

Repurchase Agreement – 2.8%
Joint Repurchase Agreement Account II
$4,400,000	0.200%	05/03/10	$4,400,000
Maturity Value: $4,400,073
(Cost $4,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $124,100,709)			$160,700,438

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 6.6%

Boston Global Investment Trust – Enhanced Portfolio II
10,580,924	0.196%	$10,591,505
(Cost $10,581,522)

TOTAL INVESTMENTS – 107.4%
(Cost $134,682,231)		$171,291,943

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.4)%		(11,742,008)

NET ASSETS – 100.0%		$159,549,935

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Represents an affiliated issuer.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell Mini 2000 Index	49	June 2010	$3,505,950	$213,797

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%

Aerospace & Defense – 2.7%
39,178	Honeywell International, Inc.	$1,859,779
79,806	Northrop Grumman Corp.(a)	5,413,241
17,804	The Boeing Co.	1,289,544
88,940	United Technologies Corp.	6,666,053

		15,228,617

Air Freight & Logistics – 2.2%
19,419	FedEx Corp.	1,747,904
153,272	United Parcel Service, Inc. Class B	10,597,226

		12,345,130

Auto Components – 1.0%
7,857	Autoliv, Inc.*	430,171
150,869	Johnson Controls, Inc.	5,067,689

		5,497,860

Beverages – 1.7%
58,711	Hansen Natural Corp.*	2,587,981
82,429	PepsiCo., Inc.	5,376,019
32,272	The Coca-Cola Co.	1,724,939

		9,688,939

Biotechnology* – 2.4%
138,380	Amgen, Inc.	7,937,477
13,104	Biogen Idec, Inc.	697,788
10,435	Celgene Corp.	646,448
107,857	Gilead Sciences, Inc.	4,278,687

		13,560,400

Building Products* – 0.1%
16,965	Armstrong World Industries, Inc.	738,826

Capital Markets – 1.2%
146,696	Bank of New York Mellon Corp.	4,566,647
2,627	Franklin Resources, Inc.	303,786
90,828	SEI Investments Co.	2,039,997

		6,910,430

Chemicals – 1.5%
63,561	E.I. du Pont de Nemours and Co.	2,532,270
29,655	Eastman Chemical Co.	1,984,513
49,062	Huntsman Corp.	559,797
11,295	Monsanto Co.	712,263
88,607	The Dow Chemical Co.	2,731,754

		8,520,597

Commercial Banks – 3.2%
92,281	BB&T Corp.	3,067,421
7,486	PNC Financial Services Group, Inc.	503,134
173,168	U.S. Bancorp	4,635,707
297,262	Wells Fargo & Co.	9,842,345

		18,048,607

Commercial Services & Supplies – 0.0%
8,882	R.R. Donnelley & Sons Co.	190,874

Communications Equipment – 2.2%
359,036	Cisco Systems, Inc.*	9,665,249
214,570	Motorola, Inc.*	1,517,010
8,083	QUALCOMM, Inc.	313,135
99,664	Tellabs, Inc.	904,949

		12,400,343

Computers & Peripherals – 4.1%
352,836	Dell, Inc.*	5,708,886
122,677	EMC Corp.*	2,332,090
61,269	Hewlett-Packard Co.	3,184,150
14,269	SanDisk Corp.*	569,190
337,691	Seagate Technology*	6,203,384
123,589	Western Digital Corp.*	5,078,272

		23,075,972

Consumer Finance – 0.9%
16,203	AmeriCredit Corp.*(b)	387,900
106,414	Capital One Financial Corp.	4,619,431
18,019	Discover Financial Services	278,574

		5,285,905

Diversified Consumer Services* – 0.1%
12,216	Apollo Group, Inc.	701,321

Diversified Financial Services – 4.2%
516,568	Bank of America Corp.	9,210,408
628,962	Citigroup, Inc.*	2,748,564
272,235	JPMorgan Chase & Co.	11,591,766
7,943	Moody’s Corp.	196,351

		23,747,089

Diversified Telecommunication Services – 2.1%
387,733	AT&T, Inc.(a)	10,104,322
9,302	CenturyTel, Inc.	317,291
49,762	Verizon Communications, Inc.	1,437,624

		11,859,237

Electric Utilities – 1.8%
301,575	Duke Energy Corp.	5,060,428
2,363	Entergy Corp.	192,088
111,374	Exelon Corp.	4,854,793

		10,107,309

Electrical Equipment – 1.1%
108,883	Emerson Electric Co.	5,686,959
9,709	Rockwell Automation, Inc.	589,531

		6,276,490

Electronic Equipment, Instruments & Components – 1.5%
19,488	Arrow Electronics, Inc.*	594,384
103,987	Flextronics International Ltd.*	805,899
187,736	Ingram Micro, Inc.*	3,409,286
108,382	Tyco Electronics Ltd.	3,481,230

		8,290,799

Energy Equipment & Services – 1.4%
50,278	Exterran Holdings, Inc.*	1,465,604
107,750	Halliburton Co.	3,302,537

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

43,074	Schlumberger Ltd.	$3,076,345
2,350	Transocean Ltd.*	170,258

		8,014,744

Food & Staples Retailing – 1.8%
5,216	Costco Wholesale Corp.	308,161
42,555	CVS Caremark Corp.	1,571,556
112,663	Wal-Mart Stores, Inc.	6,044,370
64,784	Walgreen Co.	2,277,158

		10,201,245

Food Products – 1.5%
183,182	Archer-Daniels-Midland Co.	5,118,105
170,904	Tyson Foods, Inc.	3,348,009

		8,466,114

Health Care Equipment & Supplies – 1.1%
8,724	Becton, Dickinson & Co.	666,252
250,705	Boston Scientific Corp.*	1,724,850
75,951	CareFusion Corp.*	2,094,729
9,300	Covidien PLC	446,307
25,963	Stryker Corp.	1,491,315

		6,423,453

Health Care Providers & Services – 1.9%
69,089	Cardinal Health, Inc.	2,396,697
52,265	Coventry Health Care, Inc.*	1,240,771
17,693	Humana, Inc.*	808,924
12,449	McKesson Corp.	806,820
67,613	UnitedHealth Group, Inc.	2,049,350
66,674	WellPoint, Inc.*	3,587,061

		10,889,623

Hotels, Restaurants & Leisure – 1.4%
70,645	Carnival Corp.	2,945,896
58,464	Marriott International, Inc.	2,149,137
115,268	Starbucks Corp.	2,994,663

		8,089,696

Household Durables – 0.4%
35,343	Harman International Industries, Inc.*	1,395,342
14,762	Leggett & Platt, Inc.	362,112
3,226	Whirlpool Corp.	351,214

		2,108,668

Household Products – 2.2%
9,756	Colgate-Palmolive Co.	820,480
6,398	Kimberly-Clark Corp.	391,941
175,851	The Procter & Gamble Co.	10,930,898

		12,143,319

Independent Power Producers & Energy Traders – 0.1%
21,026	Constellation Energy Group, Inc.	743,269

Industrial Conglomerates – 1.8%
2,887	3M Co.	255,990
493,284	General Electric Co.	9,303,336

12,974	Tyco International Ltd.	503,262

		10,062,588

Insurance – 3.1%
5,269	ACE Ltd.	280,258
18,874	Berkshire Hathaway, Inc. Class B*	1,453,298
12,601	Loews Corp.	469,261
92,939	MetLife, Inc.	4,236,160
42,709	Prudential Financial, Inc.	2,714,584
31,400	The Travelers Cos., Inc.	1,593,236
267,776	Unum Group	6,552,479

		17,299,276

Internet & Catalog Retail – 0.6%
14,945	Amazon.com, Inc.*	2,048,362
61,200	Expedia, Inc.	1,444,932

		3,493,294

Internet Software & Services – 1.3%
6,513	AOL, Inc.*	152,144
8,266	eBay, Inc.	196,813
11,055	Google, Inc.*	5,808,739
39,132	VeriSign, Inc.*	1,067,130

		7,224,826

IT Services – 1.3%
134,045	Accenture PLC	5,849,724
3,792	Computer Sciences Corp.*	198,663
10,539	International Business Machines Corp.	1,359,531

		7,407,918

Machinery – 2.3%
30,244	Caterpillar, Inc.	2,059,314
13,742	Cummins, Inc.	992,585
29,742	Eaton Corp.	2,294,893
68,178	Ingersoll-Rand PLC	2,521,222
33,310	Oshkosh Corp.*	1,286,432
62,975	The Toro Co.	3,585,797
8,884	Timken Co.	312,539

		13,052,782

Media – 4.0%
213,337	Comcast Corp.	4,211,272
178,033	Comcast Corp. Special Class A	3,355,922
183,024	DISH Network Corp.	4,053,982
338,249	Time Warner, Inc.	11,189,277

		22,810,453

Metals & Mining – 1.4%
24,294	Alcoa, Inc.	326,512
53,095	Freeport-McMoRan Copper & Gold, Inc.	4,010,265
30,510	Newmont Mining Corp.	1,711,001
6,432	Nucor Corp.	291,498
12,274	Reliance Steel & Aluminum Co.	599,094

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)

18,688	Schnitzer Steel Industries, Inc.	$1,009,152

		7,947,522

Multi-Utilities – 0.6%
6,827	Consolidated Edison, Inc.	308,580
45,461	Dominion Resources, Inc.	1,900,270
13,755	Integrys Energy Group, Inc.	682,385
17,572	NiSource, Inc.	286,424

		3,177,659

Multiline Retail – 1.1%
13,366	Big Lots, Inc.*	510,581
15,129	Dollar Tree, Inc.*	918,633
44,641	J.C. Penney Co., Inc.	1,302,178
22,831	Kohl’s Corp.*	1,255,477
45,576	Macy’s, Inc.	1,057,363
23,548	Nordstrom, Inc.	973,239

		6,017,471

Oil, Gas & Consumable Fuels – 9.4%
127,157	Chevron Corp.	10,355,666
6,028	Cimarex Energy Co.	410,386
174,993	ConocoPhillips	10,357,836
128,646	Devon Energy Corp.	8,661,735
278,748	Exxon Mobil Corp.	18,913,052
184,117	Valero Energy Corp.	3,827,793
11,591	XTO Energy, Inc.	550,804

		53,077,272

Paper & Forest Products – 0.5%
95,584	International Paper Co.	2,555,916

Pharmaceuticals – 6.2%
428,520	Eli Lilly & Co.	14,985,344
60,446	Forest Laboratories, Inc.*	1,647,758
78,372	Johnson & Johnson	5,039,320
21,526	Merck & Co., Inc.	754,271
739,075	Pfizer, Inc.	12,357,334

		34,784,027

Professional Services – 0.4%
36,780	Manpower, Inc.	2,063,358

Real Estate Investment Trusts – 3.3%
54,823	Annaly Capital Management, Inc.	929,250
9,625	Mack-Cali Realty Corp.	330,715
21,095	Plum Creek Timber Co., Inc.(b)	839,581
29,050	Public Storage	2,815,235
98,823	Rayonier, Inc.	4,840,351
98,176	Simon Property Group, Inc.	8,739,635

		18,494,767

Semiconductors & Semiconductor Equipment – 3.6%
556,034	Intel Corp.	12,694,256
37,607	LSI Corp.*	226,394
278,869	Texas Instruments, Inc.	7,253,383

		20,174,033

Software – 5.9%
138,653	Activision Blizzard, Inc.	1,536,275
740,828	Microsoft Corp.	22,624,887
202,057	Oracle Corp.	5,221,153
220,730	Symantec Corp.*	3,701,642

		33,083,957

Specialty Retail – 2.4%
15,551	Abercrombie & Fitch Co.	680,045
29,824	Guess?, Inc.	1,368,027
43,872	Limited Brands, Inc.	1,175,770
98,945	Ross Stores, Inc.	5,540,920
41,024	The Gap, Inc.	1,014,523
62,314	The TJX Cos., Inc.	2,887,631
39,829	Williams-Sonoma, Inc.	1,147,075

		13,813,991

Thrifts & Mortgage Finance – 0.1%
26,783	Hudson City Bancorp, Inc.	356,214

Tobacco – 2.2%
38,285	Altria Group, Inc.	811,259
127,923	Lorillard, Inc.	10,025,326
26,355	Philip Morris International, Inc.	1,293,503

		12,130,088

Trading Companies & Distributors – 0.0%
3,771	MSC Industrial Direct Co., Inc.	205,482

Wireless Telecommunication Services* – 0.5%
728,095	Sprint Nextel Corp.	3,094,404

TOTAL COMMON STOCKS
(Cost $458,666,640)		$551,882,174

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.6%

Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$14,600,000	0.200%	05/03/10	$14,600,000
Maturity Value: $14,600,243
(Cost $14,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $473,266,640)			$566,482,174

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.0%

Boston Global Investment Trust – Enhanced Portfolio II
44,356	0.196%	$44,400
(Cost $44,400)

TOTAL INVESTMENTS – 100.4%
(Cost $473,311,040)		$566,526,574

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(2,304,174)

NET ASSETS – 100.0%		$564,222,400

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on April 30, 2010. Additional information appears on pages 86-87.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P Mini 500 Index	173	June 2010	$10,236,410	$326,192

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Schedule of Investments
April 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2010, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Balanced	$8,400,000

Structured Large Cap Growth	11,300,000

Structured Large Cap Value	13,300,000

Structured Small Cap Equity	10,600,000

Structured Small Cap Growth	1,100,000

Structured Small Cap Value	4,400,000

Structured U.S. Equity	14,600,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$6,297,000,000	0.20%	05/03/10	$6,297,104,950

Barclays Capital, Inc.	4,500,000,000	0.20	05/03/10	4,500,075,000

BNP Paribas Securities Co.	4,200,000,000	0.20	05/03/10	4,200,070,000

Citigroup Global Markets, Inc.	350,000,000	0.19	05/03/10	350,005,542

Citigroup Global Markets, Inc.	2,000,000,000	0.20	05/03/10	2,000,033,333

Credit Suisse Securities (USA) LLC	850,000,000	0.20	05/03/10	850,014,167

Deutsche Bank Securities, Inc.	3,775,000,000	0.20	05/03/10	3,775,062,916

JPMorgan Securities	315,000,000	0.20	05/03/10	315,005,250

Merrill Lynch & Co., Inc.	850,000,000	0.20	05/03/10	850,014,167

RBS Securities, Inc.	1,750,000,000	0.20	05/03/10	1,750,029,167

Wells Fargo Securities LLC	3,750,000,000	0.20	05/03/10	3,750,062,500

TOTAL				$28,637,476,992

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At April 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 5.500%	06/11/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.324 to 13.250	07/12/10 to 04/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Security	0.000	01/15/19

Federal National Mortgage Association	0.000 to 10.500	05/15/10 to 02/01/50

Federal National Mortgage Association Interest-Only Stripped Security	0.000	03/23/17

Government National Mortgage Association	3.500 to 9.000	04/15/13 to 04/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Notes	0.875 to 4.750	01/31/11 to 08/15/19

The aggregate market value of the collateral, including accrued interest, was $29,221,400,225.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

Balanced
Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $127,781,393, $604,169,230, $672,635,178, $365,251,021, $35,462,872, $124,100,709 and $473,266,640, respectively)(a)	$139,572,447
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $4,095,848, $76,950, $746,771, $29,078,598, $3,462,588, $10,581,522 and $44,400, respectively)	4,101,376
Cash	—
Foreign currencies, at value (identified cost $54,266 for the Balanced Fund)	53,174
Receivables:
Investment securities sold, at value	24,344,241
Due from broker — collateral for swap contracts	750,000
Dividends and interest, at value	506,593
Fund shares sold	104,498
Reimbursement from investment adviser	25,764
Swap contracts, at value (includes upfront payments made (received) of $8,476 for the Balanced Fund)	15,288
Securities lending income	6,834
Foreign tax reclaims, at value	1,568
Other assets, at value	1,037

Total assets	169,482,820

Liabilities:

Due to Custodian	1,735,307
Payables:
Investment securities purchased, at value	26,948,011
Payable upon return of securities loaned	4,140,150
Fund shares redeemed	825,117
Swap contracts, at value (includes upfront payments received of $264,136 for the Balanced Fund)	609,643
Amounts owed to affiliates	120,918
Due to broker — variation margin, at value	4,931
Forward foreign currency exchange contracts, at value	2,202
Accrued expenses and other liabilities	133,940

Total liabilities	34,520,219

Net Assets:

Paid-in capital	141,978,524
Accumulated undistributed (distribution in excess of) net investment income	173,052
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(18,690,440)
Net unrealized gain on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	11,501,465

NET ASSETS	$134,962,601

Net Assets:
Class A	$115,443,136
Class B	8,808,953
Class C	7,992,408
Institutional	2,718,104
Service	—
Class IR	—
Class R	—

Total Net Assets	$134,962,601

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	6,449,894
Class B	496,010
Class C	451,487
Institutional	149,544
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$17.90
Class B	17.76
Class C	17.70
Institutional	18.18
Service	—
Class IR	—
Class R	—

(a)	Includes loaned securities having a market value of $3,940,192, $2,296,330, $3,606,683, $30,113,857, $3,365,505, $10,655,201 and $548,524, for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds (NAV per share multiplied by 1.0582) is $18.94, $12.16, $10.44, $11.67, $19.10, $26.39 and $23.85, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$726,747,812	$806,780,595	$474,846,646	$43,248,886	$160,700,438	$566,482,174
76,950	747,518	29,133,969	3,468,558	10,591,505	44,400
16,210	6,979	—	—	—	56,743
—	—	—	—	—	—

16,905,786	18,450,846	9,711,799	433,791	2,133,826	—
—	—	—	—	—	—
488,825	825,601	202,069	16,084	125,883	465,953
258,877	146,326	280,087	62,388	223,797	128,474
52,142	30,260	18,451	22,386	21,320	30,343
—	—	—	—	—	—
260	761	15,008	2,296	5,044	84
378	5,814	1,871	—	616	20,280
5,565	6,482	3,550	350	1,081	4,169

744,552,805	827,001,182	514,213,450	47,254,739	173,803,510	567,232,620

—	—	560,856	57,697	42,701	—

9,758,823	11,142,146	6,812,472	414,507	2,191,078	—
2,384,550	3,791,025	31,262,408	3,534,668	11,171,125	583,550
1,033,696	19,930,077	589,482	248,117	433,546	1,416,438
—	—	—	—	—	—
428,944	472,531	391,407	50,813	194,681	433,386
191,625	248,572	296,700	21,500	105,350	189,437
—	—	—	—	—	—
164,855	187,048	162,141	80,086	115,094	387,409

13,962,493	35,771,399	40,075,466	4,407,388	14,253,575	3,010,220

1,372,857,746	1,306,685,738	675,507,964	55,589,207	206,502,776	736,847,463
3,691,989	361,281	1,885,820	(54,358)	(200,302)	1,876,539
(768,375,724)	(649,752,898)	(313,465,698)	(20,523,114)	(83,576,048)	(268,043,328)
122,416,301	133,935,662	110,209,898	7,835,616	36,823,509	93,541,726

$730,590,312	$791,229,783	$474,137,984	$42,847,351	$159,549,935	$564,222,400

$184,697,126	$201,097,146	$142,391,890	$23,307,637	$104,313,856	$342,792,031
10,250,673	2,968,132	2,842,474	7,982,623	28,301,362	23,247,368
15,108,200	13,704,372	14,290,745	5,601,161	25,102,847	39,879,965
520,310,633	565,780,687	312,953,925	5,889,926	1,695,703	156,688,728
123,855	7,618,153	1,448,976	—	—	1,546,436
8,192	14,821	32,075	9,460	10,048	8,061
91,633	46,472	177,899	56,544	126,119	59,811

$730,590,312	$791,229,783	$474,137,984	$42,847,351	$159,549,935	$564,222,400

16,074,303	20,376,204	12,914,884	1,291,611	4,183,345	15,210,222
964,272	302,459	286,337	509,891	1,615,993	1,101,380
1,422,669	1,398,351	1,436,775	354,835	1,268,073	1,915,951
44,060,101	57,343,352	27,379,079	296,664	55,124	6,793,251
10,874	768,694	132,624	—	—	68,797
718	1,504	2,927	522	403	360
8,046	4,716	16,204	3,157	5,076	2,676

$11.49	$9.87	$11.03	$18.05	$24.94	$22.54
10.63	9.81	9.93	15.66	17.51	21.11
10.62	9.80	9.95	15.79	19.80	20.81
11.81	9.87	11.43	19.85	30.76	23.07
11.39	9.91	10.93	—	—	22.48
11.42	9.86	10.96	18.11	24.95	22.39
11.39	9.85	10.98	17.91	24.84	22.35

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

Balanced Fund

Investment income:

Dividends	$1,589,137
Interest	1,119,281
Securities lending income — affiliated issuer	10,458

Total investment income	2,718,876

Expenses:

Management fees	432,581
Distribution and Service fees(a)	224,751
Transfer Agent fees(a)	124,450
Custody and accounting fees	71,572
Professional fees	53,842
Printing and mailing costs	36,599
Registration fees	29,115
Trustee fees	6,169
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	6,699

Total expenses	985,778

Less — expense reductions	(227,964)

Net expenses	757,814

NET INVESTMENT INCOME	1,961,062

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers	21,142,292
Securities lending reinvestment vehicle transactions — affiliated issuer	3,432
Futures transactions	370,912
Swap contracts	94,399
Foreign currency related transactions	49,162
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(8,646,142)
Securities lending reinvestment vehicle — affiliated issuer	944
Futures	(186,599)
Swap contracts	62,802
Translation of assets and liabilities denominated in foreign currencies	(8,334)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	12,882,868

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,843,930

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	$142,480	$44,057	$38,214	$—	$108,285	$8,371	$7,261	$533	$—	$—	$—
Structured Large Cap Growth	237,583	53,523	76,116	183	180,563	10,170	14,462	108,730	24	7	70
Structured Large Cap Value	301,149	15,753	67,329	103	228,873	2,993	12,793	127,131	1,501	12	39
Structured Small Cap Equity	160,785	13,567	63,258	273	122,197	2,578	12,019	61,728	342	25	104
Structured Small Cap Growth	26,372	38,902	26,050	139	20,042	7,391	4,950	998	—	8	53
Structured Small Cap Value	111,999	138,931	111,003	245	85,119	26,397	21,091	281	—	8	93
Structured U.S. Equity	420,098	121,881	196,578	139	319,274	23,157	37,350	30,765	311	7	53

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$6,513,515	$10,714,763	$4,414,468	$317,993	$1,539,281	$5,518,167
22,232	37,080	21,233	578	2,281	14,504
18,271	26,598	187,114	14,060	36,180	4,132

6,554,018	10,778,441	4,622,815	332,631	1,577,742	5,536,803

2,469,500	2,702,252	1,931,549	166,351	599,675	1,804,429
367,405	384,334	237,883	91,463	362,178	738,696
314,026	373,342	198,993	33,442	132,989	410,917
55,628	42,465	66,432	46,917	50,672	50,394
36,163	43,315	36,092	31,185	41,056	37,188
80,250	89,122	57,748	36,183	55,776	85,249
71,679	53,731	62,329	45,911	49,449	42,766
4,440	7,023	4,170	3,993	6,573	3,831
149	9,379	2,139	—	—	1,941
149	9,379	2,139	—	—	1,941
13,500	16,113	10,407	5,717	12,683	16,223

3,412,889	3,730,455	2,609,881	461,162	1,311,051	3,193,575

(778,397)	(670,849)	(319,011)	(176,974)	(241,640)	(613,222)

2,634,492	3,059,606	2,290,870	284,188	1,069,411	2,580,353

3,919,526	7,718,835	2,331,945	48,443	508,331	2,956,450

33,188,575	39,960,984	46,315,611	2,755,784	9,837,022	24,388,041
34,470	952,746	1,117,234	258	130,554	494,917
1,156,748	2,924,285	1,537,209	138,358	408,912	680,115
—	—	—	—	—	—
—	—	—	—	—	—

75,237,901	104,755,996	77,997,313	6,384,938	30,414,347	53,076,454
—	(803,609)	(1,002,545)	3,261	(108,068)	(470,458)
344,788	262,514	1,533,109	69,165	347,869	536,463
—	—	—	—	—	—
—	—	—	—	—	—

109,962,482	148,052,916	127,497,931	9,351,764	41,030,636	78,705,532

$113,882,008	$155,771,751	$129,829,876	$9,400,207	$41,538,967	$81,661,982

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

From operations:

Net investment income	$1,961,062	$3,931,697
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	21,660,197	(17,859,566)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(8,777,329)	30,851,437

Net increase (decrease) in net assets resulting from operations	14,843,930	16,923,568

Distributions to shareholders:

From net investment income
Class A Shares	(2,164,048)	(3,647,327)
Class B Shares	(138,328)	(242,243)
Class C Shares	(117,454)	(175,999)
Institutional Shares	(55,135)	(83,779)
Service Shares	—	(11	)(a)
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(2,474,965)	(4,149,359)

From share transactions:

Net proceeds from sales of shares	9,041,130	26,289,966
Reinvestment of distributions	2,346,241	3,951,783
Cost of shares redeemed	(18,684,302)	(49,377,705)

Net decrease in net assets resulting from share transactions	(7,296,931)	(19,135,956)

TOTAL INCREASE (DECREASE)	5,072,034	(6,361,747)

Net assets:

Beginning of period	129,890,567	136,252,314

End of period	$134,962,601	$129,890,567

Accumulated undistributed net investment income	$173,052	$686,955

(a)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
April 30, 2010	Year Ended	April 30, 2010	Year Ended
(Unaudited)	October 31, 2009	(Unaudited)	October 31, 2009

$3,919,526	$11,901,387	$7,718,835	$23,285,534
34,379,793	(331,582,097)	43,838,015	(369,393,614)
75,582,689	393,880,299	104,214,901	319,814,181

113,882,008	74,199,589	155,771,751	(26,293,899)

(2,000,827)	(2,460,359)	(1,595,281)	(5,715,953)
(45,907)	—	(8,147)	(61,903)
(81,474)	—	(38,286)	(211,390)
(8,134,562)	(11,541,258)	(5,670,253)	(18,692,574)
(1,266)	(1,697)	(45,267)	(156,966)
(102)	(82)	(96)	(188)
(624)	(42)	(224)	(378)

(10,264,762)	(14,003,438)	(7,357,554)	(24,839,352)

109,816,321	65,267,750	52,006,270	210,779,458
10,186,805	13,944,492	7,145,955	23,990,950
(246,231,077)	(518,234,359)	(399,583,285)	(388,550,047)

(126,227,951)	(439,022,117)	(340,431,060)	(153,779,639)

(22,610,705)	(378,825,966)	(192,016,863)	(204,912,890)

753,201,017	1,132,026,983	983,246,646	1,188,159,536

$730,590,312	$753,201,017	$791,229,783	$983,246,646

$3,691,989	$10,037,225	$361,281	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Small Cap Equity Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2010	Year Ended
	(Unaudited)	October 31, 2009

From operations:

Net investment income (loss)	$2,331,945	$4,350,719
Net realized gain (loss) from investment and futures transactions	48,970,054	(157,755,392)
Net change in unrealized gain on investments and futures transactions	78,527,877	183,375,804

Net increase (decrease) in net assets resulting from operations	129,829,876	29,971,131

Distributions to shareholders:

From net investment income
Class A Shares	(1,046,897)	(1,037,788)
Class B Shares	(3,362)	—
Class C Shares	(38,399)	—
Institutional Shares	(4,059,512)	(4,785,738)
Service Shares	(11,499)	—
Class IR Shares	(290)	(73)
Class R Shares	(144)	(31)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(5,160,103)	(5,823,630)

From share transactions:

Net proceeds from sales of shares	44,474,944	133,423,193
Reinvestment of distributions	5,098,529	5,741,754
Cost of shares redeemed	(196,130,326)	(265,912,500)

Net decrease in net assets resulting from share transactions	(146,556,853)	(126,747,553)

TOTAL INCREASE (DECREASE)	(21,887,080)	(102,600,052)

Net assets:

Beginning of period	496,025,064	598,625,116

End of period	$474,137,984	$496,025,064

Accumulated undistributed (distribution in excess of) net investment income	$1,885,820	$4,713,978

(a)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund			Structured U.S. Equity Fund
For the		For the			For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal		Six Months Ended	For the Fiscal
April 30, 2010	Year Ended	April 30, 2010	Year Ended		April 30, 2010	Year Ended
(Unaudited)	October 31, 2009	(Unaudited)	October 31, 2009		(Unaudited)	October 31, 2009

$48,443	$(99,541)	$508,331	$1,045,919		$2,956,450	$9,560,694
2,894,400	(8,925,964)	10,376,488	(39,933,221)		25,563,073	(192,656,776)
6,457,364	12,357,981	30,654,148	37,694,934		53,142,459	207,207,048

9,400,207	3,332,476	41,538,967	(1,192,368)		81,661,982	24,110,966

(67,730)	—	(739,027)	(1,210,152)		(4,873,370)	(7,580,059)
—	—	(251,655)	(497,123)		(180,184)	(348,414)
—	—	(158,919)	(220,939)		(362,928)	(488,277)
(27,078)	—	(10,895)	(17,834)		(2,758,662)	(4,147,729)
—	—	—	(63	)(a)	(20,088)	(44,745)
(44)	—	(76)	(132)		(126)	(157)
(185)	—	(766)	(90)		(810)	(117)

—	—	—	—		—	(1,293,917)
—	—	—	—		—	(171,980)
—	—	—	—		—	(157,400)
—	—	—	—		—	(554,383)
—	—	—	—		—	(10,277)
—	—	—	—		—	(23)
—	—	—	—		—	(23)

(95,037)	—	(1,161,338)	(1,946,333)		(8,196,168)	(14,797,501)

2,569,948	4,590,242	6,290,295	14,178,701		35,128,171	76,607,153
93,590	—	1,096,489	1,853,221		7,740,474	13,792,232
(4,686,309)	(10,535,767)	(17,989,709)	(40,270,592)		(99,718,011)	(208,208,231)

(2,022,771)	(5,945,525)	(10,602,925)	(24,238,670)		(56,849,366)	(117,808,846)

7,282,399	(2,613,049)	29,774,704	(27,377,371)		16,616,448	(108,495,381)

35,564,952	38,178,001	129,775,231	157,152,602		547,605,952	656,101,333

$42,847,351	$35,564,952	$159,549,935	$129,775,231		$564,222,400	$547,605,952

$(54,358)	$(7,764)	$(200,302)	$452,705		$1,876,539	$7,116,257

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Balanced	A, B, C and Institutional	Diversified

Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified

Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

K. Swap Contracts — Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations. The Balanced Fund invests in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Fund’s credit default swaps are disclosed in the Additional Investment Information section of the Schedule of Investments. The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

L. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

M. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates above.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2010, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$10,900	$—	$—

Structured Large Cap Growth	2,500	—	—

Structured Large Cap Value	11,700	—	300

Structured Small Cap Equity	900	—	—

Structured Small Cap Growth	700	—	—

Structured Small Cap Value	2,700	—	—

Structured U.S. Equity	7,200	—	—

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations as an annual percentage rate of average daily net assets are 0.064% for the Balanced Fund and 0.004% for the remainder of the Funds. Additionally, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

	Management	Custody	Other Expenses	Total Expense
Fund	Fee Waiver	Fee Credits	Reimbursement	Reductions

Balanced	$67	$—	$161	$228

Structured Large Cap Growth	532	—	246	778

Structured Large Cap Value	405	32	234	671

Structured Small Cap Equity	91	—	228	319

Structured Small Cap Growth	8	—	169	177

Structured Small Cap Value	28	—	214	242

Structured U.S. Equity	389	—	224	613

As of April 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Balanced	$62	$38	$21	$121

Structured Large Cap Growth	316	61	52	429

Structured Large Cap Value	353	62	58	473

Structured Small Cap Equity	314	42	35	391

Structured Small Cap Growth	29	16	6	51

Structured Small Cap Value	105	65	25	195

Structured U.S. Equity	239	124	70	433

G. Line of Credit Facility — As of April 30, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2010, the Funds did not have any borrowings under the facility. Effective May 11, 2010, the facility decreased to $580,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2010, Goldman Sachs earned approximately $3,400, $18,800, $23,200, $10,100, $100, $500 and $5,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2010, the following Fund of Funds Portfolios and the Profit Sharing Trust were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Equity Growth	Growth and Income	Growth Strategy	Profit Sharing
Fund	Portfolio	Strategy Portfolio	Strategy Portfolio	Portfolio	Master Trust

Structured Large Cap Growth	6%	11%	23%	24%	—%

Structured Large Cap Value	7	11	24	25	—

Structured Small Cap Equity	8	9	23	21	—

Structured U.S. Equity	—	—	—	—	15

As of April 30, 2010, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R

Structured Large Cap Growth	100%	9%

Structured Large Cap Value	52	17

Structured Small Cap Equity	31	5

Structured Small Cap Growth	100	17

Structured Small Cap Value	100	8

Structured U.S. Equity	100	13

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of April 30, 2010:

Balanced	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$79,103,830	$—	$—
Fixed Income
Corporate Obligations	—	11,265,627	—
Mortgage-Backed Obligations	—	27,513,162	—
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	1,729,719	1,750,229	—
Asset-Backed Securities	—	1,697,469	—
Foreign Debt Obligations	—	1,720,959	—
Government Guarantee Obligations	—	5,891,452	—
Municipal Debt Obligations	—	500,000	—
Short-term Investments	—	8,400,000	—
Securities Lending Reinvestment Vehicle	—	4,101,376	—
Derivatives	81,805	15,288	—

Total	$80,915,354	$62,855,562	$—

Liabilities
Derivatives	$(34,613)	$(611,845)	$—

Structured Large Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$715,447,812	$—	$—
Short-term Investments	—	11,300,000	—
Securities Lending Reinvestment Vehicle	—	76,950	—

Total	$715,447,812	$11,376,950	$—

Liabilities
Derivatives	$(162,281)	$—	$—

Structured Large Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$793,480,595	$—	$—
Short-term Investments	—	13,300,000	—
Securities Lending Reinvestment Vehicle	—	747,518	—

Total	$793,480,595	$14,047,518	$—

Liabilities
Derivatives	$(210,502)	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Structured Small Cap Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$464,246,646	$—	$—
Short-term Investments	—	10,600,000	—
Securities Lending Reinvestment Vehicle	—	29,133,969	—
Derivatives	558,902	—	—

Total	$464,805,548	$39,733,969	$—

Structured Small Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$42,148,886	$—	$—
Short-term Investments	—	1,100,000	—
Securities Lending Reinvestment Vehicle	—	3,468,558	—
Derivatives	43,632	—	—

Total	$42,192,518	$4,568,558	$—

Structured Small Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$156,300,438	$—	$—
Short-term Investments	—	4,400,000	—
Securities Lending Reinvestment Vehicle	—	10,591,505	—
Derivatives	213,797	—	—

Total	$156,514,235	$14,991,505	$—

Structured U.S. Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$551,882,174	$—	$—
Short-term Investments	—	14,600,000	—
Securities Lending Reinvestment Vehicle	—	44,400	—
Derivatives	326,192	—	—

Total	$552,208,366	$14,644,400	$—

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES (continued)

adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of April 30, 2010. The values in the tables below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced

	Statement of Assets	Derivative		Statement of Assets	Derivative
Risk	and Liabilities Location	Assets		and Liabilities Location	Liabilities

Interest rate	Receivables for swap contracts, at value; Unrealized gain on futures	$97,093(a	)	—	$—

Credit	—	—		Payables for swap contracts, at value	(609,643	)(b)

Equity	—	—		Unrealized loss on futures	(34,613	)(a)

Currency	—	—		Payables for forward foreign currency exchange contracts, at value	(2,202)

Total		$97,093			$(646,458)

		Statement of Assets	Derivative	Derivative
Risk	Fund	and Liabilities Location	Assets(a)	Liabilities(a)

Equity	Structured Large Cap Growth	Unrealized loss on futures	$—	$(162,281)

Equity	Structured Large Cap Value	Unrealized loss on futures	—	(210,502)

Equity	Structured Small Cap Equity	Unrealized gain on futures	558,902	—

Equity	Structured Small Cap Growth	Unrealized gain on futures	43,632	—

Equity	Structured Small Cap Value	Unrealized gain on futures	213,797	—

Equity	Structured U.S. Equity	Unrealized gain on futures	326,192	—

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities and their indicative volumes for the six months ended April 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$410,159	$(241,980)	129

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(15,253)	155,932	8

Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	70,405	(37,749)	26

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	145,697	(3,693)	1

Total		$611,008	$(127,490)	164

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations.

			Net Change in	Average
		Net Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)

Equity	Structured Large Cap Growth	$1,156,748	$344,788	254

Equity	Structured Large Cap Value	2,924,285	262,514	435

Equity	Structured Small Cap Equity	1,537,209	1,533,109	187

Equity	Structured Small Cap Growth	138,358	69,165	12

Equity	Structured Small Cap Value	408,912	347,869	51

Equity	Structured U.S. Equity	680,115	536,463	208

(a)	Average number of contracts is based on the average of quarter end balances for the six months ended April 30, 2010.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$108,131,020	$115,339,064

Structured Large Cap Growth	240,217,676	371,691,600

Structured Large Cap Value	150,288,653	451,206,786

Structured Small Cap Equity	190,360,149	335,257,489

Structured Small Cap Growth	20,351,572	21,999,347

Structured Small Cap Value	62,533,482	72,720,391

Structured U.S. Equity	135,908,136	195,068,230

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $45,547,039 and $43,951,191, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio II is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2010, are reported under Investment Income on the Statement of

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. SECURITIES LENDING (continued)

Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2010:

		Amounts Received
	Earnings of GSAL	by the Funds	Amounts Payable to
	Relating to	from Lending to	Goldman Sachs
	Securities Loaned	Goldman Sachs	Upon Return of
	for the Six Months Ended	for the Six Months Ended	Securities Loaned as of
Fund	April 30, 2010	April 30, 2010	April 30, 2010

Balanced	$1,162	$1,150	$1,524,600

Structured Large Cap Growth	2,028	3,197	50,500

Structured Large Cap Value	2,946	6,996	1,528,175

Structured Small Cap Equity	20,785	65,291	8,574,433

Structured Small Cap Growth	1,557	5,457	572,875

Structured Small Cap Value	4,014	5,477	2,002,975

Structured U.S. Equity	458	1,687	211,250

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the six months ended April 30, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at End
Fund	Beginning of Period	Bought	Sold	End of Period	of Period

Balanced	1,077	15,869	(12,849)	4,097	$4,101

Structured Large Cap Growth	42,008	73,828	(115,759)	77	77

Structured Large Cap Value	128,946	106,485	(234,684)	747	748

Structured Small Cap Equity	115,598	63,933	(150,426)	29,105	29,134

Structured Small Cap Growth	2,796	7,999	(7,330)	3,465	3,469

Structured Small Cap Value	18,286	27,324	(35,029)	10,581	10,592

Structured U.S. Equity	33,486	18,067	(51,509)	44	44

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2009, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Capital loss carryforward:[1]
Expiring 2010	$—	$(158,481,000)	$—	$—	$—	$—	$—
Expiring 2011	—	(5,803,222)	—	—	—	—	—
Expiring 2015	—	(15,811,506)	—	(12,278,226)	—	—	—
Expiring 2016	(17,972,763)	(273,461,938)	(290,576,670)	(183,104,424)	(13,802,987)	(51,995,129)	(90,696,325)
Expiring 2017	(20,327,685)	(340,506,279)	(382,280,649)	(164,020,983)	(9,400,642)	(40,659,192)	(197,368,294)

Total capital loss carryforward	$(38,300,448)	$(794,063,945)	$(672,857,319)	$(359,403,633)	$(23,203,629)	$(92,654,321)	$(288,064,619)

Timing differences (Straddles Losses Deferrals)	$(28,478)	$—	$—	$—	$—	$—	$—

[1]	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

As of April 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Growth	Value	Equity

Tax Cost	$133,672,267	$613,444,822	$694,588,559	$398,292,839	$39,172,642	$136,063,202	$479,063,093

Gross unrealized gain	14,109,749	132,019,638	158,331,237	119,025,098	8,534,851	39,128,704	102,740,021
Gross unrealized loss	(4,108,193)	(18,639,698)	(45,391,683)	(13,337,322)	(990,049)	(3,899,963)	(15,276,540)

Net unrealized security gain (loss)	$10,001,556	$113,379,940	$(112,939,554)	$105,687,776	$7,544,802	$35,228,741	$87,463,481

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of partnership investments, swap transactions, securities on loan and premium amortization as of the most recent fiscal year.

9. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER RISKS (continued)

government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	425,030	$7,315,111	1,589,860	$22,563,133
Reinvestment of distributions	122,022	2,078,289	246,164	3,526,580
Shares converted from Class B(a)	6,119	105,864	21,919	309,553
Shares redeemed	(925,611)	(15,977,671)	(3,021,028)	(42,922,686)

	(372,440)	(6,478,407)	(1,163,085)	(16,523,420)

Class B Shares
Shares sold	35,699	606,355	84,152	1,191,443
Reinvestment of distributions	7,434	125,363	15,214	215,934
Shares converted to Class A(a)	(6,167)	(105,864)	(22,101)	(309,553)
Shares redeemed	(94,928)	(1,614,883)	(232,604)	(3,357,216)

	(57,962)	(989,029)	(155,339)	(2,259,392)

Class C Shares
Shares sold	58,246	991,610	163,424	2,281,266
Reinvestment of distributions	5,219	87,860	8,906	126,420
Shares redeemed	(46,936)	(807,631)	(192,564)	(2,658,873)

	16,529	271,839	(20,234)	(251,187)

Institutional Shares
Shares sold	7,201	128,054	16,668	254,124
Reinvestment of distributions	3,163	54,729	5,678	82,838
Shares redeemed	(16,097)	(284,117)	(30,806)	(437,912)

	(5,733)	(101,334)	(8,460)	(100,950)

Service Shares(b)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	1	11
Shares redeemed	—	—	(81)	(1,018)

	—	—	(80)	(1,007)

Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET DECREASE	(419,606)	$(7,296,931)	(1,347,198)	$(19,135,956)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares liquidated on March 13, 2009 for the Balanced Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Structured Large Cap Growth Fund				Structured Large Cap Value Fund

For the Six Months Ended				For the Six Months Ended
April 30, 2010		For the Fiscal Year Ended		April 30, 2010		For the Fiscal Year Ended
(Unaudited)		October 31, 2009		(Unaudited)		October 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,203,328	$24,112,520	4,800,706	$41,112,887	3,118,972	$28,299,620	10,931,124	$84,695,695
184,731	1,948,917	299,358	2,418,814	170,502	1,568,551	757,630	5,620,194
74,600	814,171	281,904	2,343,676	16,244	149,600	48,028	337,715
(4,696,384)	(51,807,882)	(18,981,715)	(160,704,307)	(12,294,763)	(116,066,650)	(18,502,759)	(137,332,448)

(2,233,725)	(24,932,274)	(13,599,747)	(114,828,930)	(8,989,045)	(86,048,879)	(6,765,977)	(46,678,844)

5,656	57,180	107,849	843,431	4,959	42,598	74,028	547,962
4,153	40,660	—	—	792	7,244	7,427	54,242
(80,459)	(814,171)	(304,198)	(2,343,676)	(16,343)	(149,600)	(48,335)	(337,715)
(152,267)	(1,532,455)	(576,897)	(4,587,523)	(80,116)	(730,226)	(245,163)	(1,822,085)

(222,917)	(2,248,786)	(773,246)	(6,087,768)	(90,708)	(829,984)	(212,043)	(1,557,596)

38,804	392,237	119,814	953,723	188,753	1,723,681	536,080	4,011,152
6,742	65,939	—	—	3,908	35,857	26,231	191,567
(224,304)	(2,276,208)	(501,576)	(3,988,005)	(362,548)	(3,304,577)	(636,861)	(4,601,908)

(178,758)	(1,818,032)	(381,762)	(3,034,282)	(169,887)	(1,545,039)	(74,550)	(399,189)

7,757,199	85,197,093	2,504,835	22,313,555	2,255,197	20,610,829	15,220,204	118,535,208
751,352	8,129,624	1,391,879	11,524,762	598,892	5,496,957	2,416,217	17,996,208
(17,035,731)	(190,588,570)	(39,524,867)	(348,864,858)	(30,162,774)	(277,182,902)	(32,032,873)	(242,022,502)

(8,527,180)	(97,261,853)	(35,628,153)	(315,026,541)	(27,308,685)	(251,075,116)	(14,396,452)	(105,491,086)

464	5,039	1,527	13,361	143,951	1,322,888	398,059	2,954,089
90	939	99	792	4,001	37,026	17,316	128,173
(2,192)	(23,097)	(10,418)	(85,199)	(250,504)	(2,298,610)	(377,471)	(2,764,759)

(1,638)	(17,119)	(8,792)	(71,046)	(102,552)	(938,696)	37,904	317,503

2	19	4	37	343	3,110	372	2,769
10	102	11	82	11	96	25	188
(2)	(19)	(4)	(37)	(2)	(19)	(4)	(30)

10	102	11	82	352	3,187	393	2,927

4,873	52,233	3,113	30,756	388	3,544	4,402	32,583
59	624	5	42	24	224	52	378
(258)	(2,846)	(443)	(4,430)	(32)	(301)	(874)	(6,315)

4,674	50,011	2,675	26,368	380	3,467	3,580	26,646

(11,159,534)	$(126,227,951)	(50,389,014)	$(439,022,117)	(36,660,145)	$(340,431,060)	(21,407,145)	$(153,779,639)

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,791,178	$27,450,382	5,006,003	$36,054,997
Reinvestment of distributions	114,398	1,020,428	149,053	1,021,014
Shares converted from Class B(a)	16,401	157,980	43,864	309,667
Shares redeemed	(5,440,256)	(52,308,993)	(10,107,784)	(72,151,735)

	(2,518,279)	(23,680,203)	(4,908,864)	(34,766,057)

Class B Shares
Shares sold	1,887	16,865	13,059	81,928
Reinvestment of distributions	355	2,861	—	—
Shares converted to Class A(a)	(18,184)	(157,980)	(48,701)	(309,667)
Shares redeemed	(58,428)	(495,233)	(135,164)	(862,415)

	(74,370)	(633,487)	(170,806)	(1,090,154)

Class C Shares
Shares sold	211,044	1,868,036	402,715	2,625,073
Reinvestment of distributions	4,417	35,647	—	—
Shares redeemed	(252,208)	(2,238,849)	(495,370)	(3,161,566)

	(36,747)	(335,166)	(92,655)	(536,493)

Institutional Shares
Shares sold	1,441,360	14,775,959	13,462,872	94,110,296
Reinvestment of distributions	436,130	4,029,850	666,756	4,720,636
Shares redeemed	(14,380,819)	(140,228,768)	(24,736,892)	(188,602,122)

	(12,503,329)	(121,422,959)	(10,607,264)	(89,771,190)

Service Shares(b)
Shares sold	18,466	181,268	70,940	508,315
Reinvestment of distributions	1,052	9,309	—	—
Shares redeemed	(76,510)	(803,488)	(151,443)	(1,110,488)

	(56,992)	(612,911)	(80,503)	(602,173)

Class IR Shares
Shares sold	2,478	26,195	2,060	15,225
Reinvestment of distributions	33	290	11	73
Shares redeemed	(2,497)	(26,497)	(31)	(241)

	14	(12)	2,040	15,057

Class R Shares
Shares sold	16,376	156,239	4,523	27,359
Reinvestment of distributions	16	144	5	31
Shares redeemed	(2,708)	(28,498)	(2,881)	(23,933)

	13,684	127,885	1,647	3,457

NET DECREASE	(15,176,019)	$(146,556,853)	(15,856,405)	$(126,747,553)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares liquidated on March 13, 2009 for the Structured Small Cap Growth and Structured Small Cap Value Funds.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	81,899	$1,349,061	214,147	$2,738,564
Reinvestment of distributions	4,387	66,626	—	—
Shares converted from Class B(a)	32,145	528,223	86,776	1,009,878
Shares redeemed	(168,228)	(2,735,897)	(492,373)	(5,843,857)

	(49,797)	(791,987)	(191,450)	(2,095,415)

Class B Shares
Shares sold	4,710	72,626	70,357	743,076
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(36,993)	(528,223)	(99,575)	(1,009,878)
Shares redeemed	(73,813)	(1,040,424)	(274,354)	(2,937,159)

	(106,096)	(1,496,021)	(303,572)	(3,203,961)

Class C Shares
Shares sold	24,644	354,448	70,544	749,623
Reinvestment of distributions	—	—	—	—
Shares redeemed	(54,698)	(785,950)	(126,418)	(1,353,487)

	(30,054)	(431,502)	(55,874)	(603,864)

Institutional Shares
Shares sold	43,781	772,084	23,201	317,744
Reinvestment of distributions	1,606	26,735	—	—
Shares redeemed	(5,622)	(103,699)	(30,148)	(389,694)

	39,765	695,120	(6,947)	(71,950)

Service Shares(b)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(437)	(4,686)

	—	—	(437)	(4,686)

Class IR Shares
Shares sold	1	24	2	33
Reinvestment of distributions	3	44	—	—
Shares redeemed	(1)	(24)	(2)	(23)

	3	44	—	10

Class R Shares
Shares sold	1,355	21,705	2,892	41,202
Reinvestment of distributions	12	185	—	—
Shares redeemed	(1,172)	(20,315)	(449)	(6,861)

	195	1,575	2,443	34,341

NET DECREASE	(145,984)	$(2,022,771)	(555,837)	$(5,945,525)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares liquidated on March 13, 2009 for the Structured Small Cap Growth and Structured Small Cap Value Funds.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	222,591	$5,065,455	595,859	$9,577,665
Reinvestment of distributions	35,405	704,908	74,404	1,177,077
Shares converted from Class B(a)	158,798	3,446,695	277,342	4,497,630
Shares redeemed	(486,342)	(10,509,869)	(1,311,032)	(20,978,922)

	(69,548)	(1,292,811)	(363,427)	(5,726,550)

Class B Shares
Shares sold	6,147	92,757	156,221	1,800,139
Reinvestment of distributions	17,352	243,274	42,686	476,900
Shares converted to Class A(a)	(225,669)	(3,446,695)	(392,043)	(4,497,630)
Shares redeemed	(273,443)	(4,145,229)	(981,080)	(11,054,036)

	(475,613)	(7,255,893)	(1,174,216)	(13,274,627)

Class C Shares
Shares sold	52,085	938,911	103,936	1,424,067
Reinvestment of distributions	8,843	140,159	14,986	189,871
Shares redeemed	(190,231)	(3,194,404)	(508,276)	(6,500,971)

	(129,303)	(2,115,334)	(389,354)	(4,887,033)

Institutional Shares
Shares sold	5,348	154,242	66,913	1,302,186
Reinvestment of distributions	297	7,307	469	9,088
Shares redeemed	(4,358)	(119,500)	(83,460)	(1,731,540)

	1,287	42,049	(16,078)	(420,266)

Service Shares(b)
Shares sold	—	—	1	9
Reinvestment of distributions	—	—	3	63
Shares redeemed	—	—	(279)	(4,314)

	—	—	(275)	(4,242)

Class IR Shares
Shares sold	1	19	2	31
Reinvestment of distributions	4	76	8	132
Shares redeemed	(1)	(19)	(2)	(33)

	4	76	8	130

Class R Shares
Shares sold	1,714	38,911	3,852	74,604
Reinvestment of distributions	39	765	6	90
Shares redeemed	(885)	(20,688)	(41)	(776)

	868	18,988	3,817	73,918

NET DECREASE	(672,305)	$(10,602,925)	(1,939,525)	$(24,238,670)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares liquidated on March 13, 2009 for the Structured Small Cap Growth and Structured Small Cap Value Funds.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,176,076	$24,628,376	2,639,380	$45,117,108
Reinvestment of distributions	223,051	4,579,227	490,247	8,388,124
Shares converted from Class B(a)	95,045	2,017,292	548,778	9,159,112
Shares redeemed	(2,917,532)	(61,567,114)	(7,285,908)	(125,859,671)

	(1,423,360)	(30,342,219)	(3,607,503)	(63,195,327)

Class B Shares
Shares sold	9,063	183,860	108,861	1,733,654
Reinvestment of distributions	8,450	162,910	29,127	468,071
Shares converted to Class A(a)	(101,306)	(2,017,292)	(585,603)	(9,159,112)
Shares redeemed	(185,984)	(3,709,142)	(884,687)	(14,079,397)

	(269,777)	(5,379,664)	(1,332,302)	(21,036,784)

Class C Shares
Shares sold	94,226	1,851,769	290,083	4,663,434
Reinvestment of distributions	16,939	322,173	35,580	565,009
Shares redeemed	(265,889)	(5,270,641)	(700,981)	(11,250,575)

	(154,724)	(3,096,699)	(375,318)	(6,022,132)

Institutional Shares
Shares sold	381,540	8,312,637	1,404,315	24,614,272
Reinvestment of distributions	127,193	2,668,510	248,313	4,338,032
Shares redeemed	(1,315,297)	(28,195,454)	(3,156,063)	(55,651,058)

	(806,564)	(17,214,307)	(1,503,435)	(26,698,754)

Service Shares
Shares sold	7,181	148,351	24,950	428,351
Reinvestment of distributions	328	6,719	1,917	32,677
Shares redeemed	(46,398)	(973,880)	(75,715)	(1,356,124)

	(38,889)	(818,810)	(48,848)	(895,096)

Class IR Shares
Shares sold	1	24	2	39
Reinvestment of distributions	6	126	11	180
Shares redeemed	(1)	(24)	(2)	(40)

	6	126	11	179

Class R Shares
Shares sold	150	3,154	2,832	50,295
Reinvestment of distributions	40	809	8	139
Shares redeemed	(87)	(1,756)	(610)	(11,366)

	103	2,207	2,230	39,068

NET DECREASE	(2,693,205)	$(56,849,366)	(6,865,165)	$(117,808,846)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$16.32	$0.26	(d)	$1.64	$1.90	$(0.32)	$—	$(0.32)
2010 - B	16.19	0.20	(d)	1.63	1.83	(0.26)	—	(0.26)
2010 - C	16.14	0.19	(d)	1.63	1.82	(0.26)	—	(0.26)
2010 - Institutional	16.57	0.30	(d)	1.67	1.97	(0.36)	—	(0.36)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)

2005 - A	18.63	0.36	(d)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44	1.91	(0.45)	—	(0.45)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

		For the Period
For the Six Months Ended	For the Fiscal Year Ended	September 1, 2008 to	For the Fiscal Years Ended August 31,
April 30, 2010	October 31, 2009	October 31, 2008*	2008	2007	2006
74%	209%	57%	178%	54%	220%

Prior year includes the effect of mortgage dollar roll transactions, if any.
(d)	Reflects income recognized from special dividends which amounted to $0.05 and $0.04 per share and 0.56% and 0.20% of average net assets, for the period ended April 30, 2010 and the fiscal year ended October 31, 2005, respectively.
(e)	Annualized.
(f)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate(c)

$17.90	11.77%	$115,443	1.05	%(e)	1.39	%(e)	3.03	%(d)(e)	82%
17.76	11.39	8,809	1.80	(e)	2.14	(e)	2.31	(d)(e)	82
17.70	11.38	7,992	1.80	(e)	2.14	(e)	2.27	(d)(e)	82
18.18	12.00	2,718	0.65	(e)	0.99	(e)	3.43	(d)(e)	82

16.32	15.32	111,326	1.05		1.38		3.20		225
16.19	14.41	8,970	1.80		2.13		2.47		225
16.14	14.43	7,022	1.80		2.13		2.44		225
16.57	15.76	2,572	0.65		0.98		3.58		225

14.64	(16.41)	116,915	1.04	(e)	1.54	(e)	3.72	(e)	58
14.53	(16.49)	10,306	1.79	(e)	2.29	(e)	2.97	(e)	58
14.49	(16.52)	6,597	1.79	(e)	2.29	(e)	2.97	(e)	58
14.86	(16.35)	2,433	0.64	(e)	1.14	(e)	4.10	(e)	58

17.71	(6.48)	148,623	1.03		1.29		3.37		184
17.56	(7.21)	12,946	1.78		2.04		2.62		184
17.52	(7.19)	7,835	1.78		2.04		2.63		184
17.98	(6.10)	2,951	0.63		0.89		3.78		184

20.66	10.53	180,905	1.06		1.31		2.72		63
20.50	9.71	16,906	1.81		2.06		1.97		63
20.46	9.72	7,696	1.81		2.06		1.97		63
20.95	10.99	3,187	0.66		0.91		3.14		63

20.68	6.08	178,220	1.11		1.27		2.29		256
20.52	5.32	20,462	1.86		2.02		1.51		256
20.49	5.30	6,244	1.86		2.02		1.55		256
20.94	6.51	2,088	0.71		0.87		2.71		256

19.88	8.80	195,531	1.14		1.31		1.84	(d)	228
19.73	8.00	29,093	1.89		2.06		1.10	(d)	228
19.71	8.00	6,080	1.89		2.06		1.09	(d)	228
20.12	10.36 (f)	2,052	0.80	(f)	0.93		2.14	(d)	228

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$10.04	$0.04		$1.52	$1.56	$(0.11)	$—	$(0.11)
2010 - B	9.26	—	(c)	1.41	1.41	(0.04)	—	(0.04)
2010 - C	9.26	—	(c)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.07		1.57	1.64	(0.16)	—	(0.16)
2010 - Service	9.95	0.04		1.51	1.55	(0.11)	—	(0.11)
2010 - IR	9.99	0.05		1.52	1.57	(0.14)	—	(0.14)
2010 - R	9.99	0.02		1.52	1.54	(0.14)	—	(0.14)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	8.94	0.10		1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03		1.00	1.03	—	—	—
2009 - C	8.23	0.03		1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	12.38	0.01		(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(c)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(c)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (c)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (c)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

2006 - A	12.55	0.04		0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)		0.58	0.52	—	—	—
2006 - C	11.81	(0.06)		0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64	0.73	(0.04)	—	(0.04)
2006 - Service	12.43	0.02		0.65	0.67	—	—	—

2005 - A	11.13	0.04	(e)	1.38 (f)	1.42	—	—	—
2005 - B	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - C	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(e)	1.43 (f)	1.51	—	—	—
2005 - Service	11.04	0.04	(e)	1.35 (f)	1.39	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.30% of average net assets.

(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(g)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.49	15.66%	$184,697	0.95	%(d)	1.15	%(d)	0.76	%(d)	32%
10.63	15.26	10,251	1.70	(d)	1.90	(d)	0.03	(d)	32
10.62	15.30	15,108	1.70	(d)	1.90	(d)	0.01	(d)	32
11.81	15.99	520,311	0.55	(d)	0.75	(d)	1.18	(d)	32
11.39	15.67	124	1.05	(d)	1.25	(d)	0.65	(d)	32
11.42	15.89	8	0.70	(d)	0.90	(d)	0.99	(d)	32
11.39	15.50	92	1.20	(d)	1.40	(d)	0.40	(d)	32

10.04	13.42	183,762	0.95		1.16		1.13		109
9.26	12.52	10,993	1.70		1.91		0.38		109
9.26	12.52	14,832	1.70		1.91		0.31		109
10.33	13.75	543,449	0.55		0.76		1.53		109
9.95	13.29	125	1.05		1.26		1.08		109
9.99	13.65	7	0.70		0.95		1.25		109
9.99	13.21	34	1.20		1.41		0.55		109

8.94	(27.79)	285,337	0.95	(d)	1.14	(d)	0.34	(d)	19
8.23	(27.81)	16,129	1.70	(d)	1.89	(d)	(0.38	)(d)	19
8.23	(27.87)	16,324	1.70	(d)	1.89	(d)	(0.41	)(d)	19
9.23	(27.66)	814,036	0.55	(d)	0.74	(d)	0.74	(d)	19
8.87	(27.77)	189	1.05	(d)	1.24	(d)	0.23	(d)	19
8.92	(27.77)	6	0.70	(d)	0.89	(d)	0.63	(d)	19
8.89	(27.78)	6	1.20	(d)	1.39	(d)	0.13	(d)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(d)	0.85	(d)	0.63	(d)	118
12.31	(14.18)	9	1.20	(d)	1.35	(d)	0.21	(d)	118

14.36	8.85	678,286	0.95		1.09		0.30		140
13.31	7.95	49,211	1.70		1.84		(0.48)		140
13.31	7.86	35,896	1.70		1.84		(0.48)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		140
14.25	8.78	258	1.05		1.19		0.12		140

13.20	5.21	310,386	1.00		1.16		0.28		111
12.33	4.40	41,947	1.76		1.91		(0.52)		111
12.34	4.49	22,811	1.76		1.91		(0.52)		111
13.58	5.66	488,448	0.60		0.76		0.69		111
13.10	5.39	260	1.10		1.26		0.15		111

12.55	12.76 (g)	166,792	1.11		1.24		0.37	(e)	146
11.81	11.94 (g)	65,545	1.86		1.99		(0.32	)(e)	146
11.81	11.94 (g)	29,672	1.86		1.99		(0.32	)(e)	146
12.89	13.27 (g)	263,906	0.71		0.84		0.65	(e)	146
12.43	12.59 (g)	227	1.21		1.34		0.38	(e)	146

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$8.42	$0.07	$1.44	$1.51	$(0.06)	$—	$(0.06)
2010 - B	8.37	0.03	1.43	1.46	(0.02)	—	(0.02)
2010 - C	8.36	0.03	1.44	1.47	(0.03)	—	(0.03)
2010 - Institutional	8.41	0.08	1.46	1.54	(0.08)	—	(0.08)
2010 - Service	8.45	0.06	1.45	1.51	(0.05)	—	(0.05)
2010 - IR	8.41	0.07	1.45	1.52	(0.07)	—	(0.07)
2010 - R	8.41	0.05	1.44	1.49	(0.05)	—	(0.05)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	8.60	0.17	(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.87	17.98%	$201,097	0.95	%(c)	1.10	%(c)	1.44	%(c)	16%
9.81	17.50	2,968	1.70	(c)	1.85	(c)	0.69	(c)	16
9.80	17.55	13,704	1.70	(c)	1.85	(c)	0.65	(c)	16
9.87	18.35	565,781	0.55	(c)	0.70	(c)	1.85	(c)	16
9.91	17.97	7,618	1.05	(c)	1.20	(c)	1.30	(c)	16
9.86	18.15	15	0.70	(c)	0.85	(c)	1.57	(c)	16
9.85	17.76	46	1.20	(c)	1.35	(c)	1.10	(c)	16

8.42	0.37	247,183	0.95		1.10		2.28		114
8.37	(0.42)	3,290	1.70		1.85		1.58		114
8.36	(0.36)	13,110	1.70		1.85		1.47		114
8.41	0.67	712,253	0.55		0.70		2.65		114
8.45	0.28	7,364	1.05		1.20		2.10		114
8.41	0.65	10	0.70		0.85		2.30		114
8.41	0.26	36	1.20		1.35		1.45		114

8.60	(23.14)	310,622	0.95	(c)	1.10	(c)	1.59	(c)	24
8.54	(23.21)	5,170	1.70	(c)	1.85	(c)	0.87	(c)	24
8.54	(23.29)	14,029	1.70	(c)	1.85	(c)	0.86	(c)	24
8.59	(23.05)	851,132	0.55	(c)	0.70	(c)	2.02	(c)	24
8.63	(23.16)	7,193	1.05	(c)	1.20	(c)	1.50	(c)	24
8.59	(23.10)	7	0.70	(c)	0.85	(c)	1.81	(c)	24
8.59	(23.21)	6	1.20	(c)	1.35	(c)	1.33	(c)	24

11.24	(18.65)	398,881	0.95		1.05		1.41		130
11.16	(19.22)	7,306	1.70		1.80		0.67		130
11.16	(19.21)	18,614	1.70		1.80		0.67		130
11.24	(18.30)	1,027,705	0.55		0.65		1.82		130
11.28	(18.73)	8,994	1.05		1.15		1.31		130
11.23	(15.18)	8	0.70	(c)	0.80	(c)	1.70	(c)	130
11.23	(15.44)	8	1.20	(c)	1.30	(c)	1.26	(c)	130

14.51	8.90	640,535	0.95		1.04		1.23		119
14.39	8.03	16,587	1.70		1.79		0.46		119
14.40	7.99	25,946	1.70		1.79		0.47		119
14.51	9.24	1,444,839	0.55		0.64		1.64		119
14.56	8.70	14,237	1.05		1.14		1.14		119

13.99	13.43	438,245	0.99		1.10		1.31		127
13.88	12.56	19,200	1.75		1.84		0.49		127
13.90	12.66	22,768	1.75		1.84		0.51		127
14.00	13.92	715,191	0.59		0.69		1.69		127
14.06	13.35	1,697	1.11		1.20		1.28		127

12.69	17.13	186,441	1.10		1.14		0.99		132
12.59	16.32	20,479	1.85		1.89		0.22		132
12.60	16.32	20,666	1.85		1.89		0.22		132
12.69	17.69	384,875	0.70		0.74		1.39		132
12.73	17.06	799	1.20		1.24		0.87		132

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$8.45	$0.03	(c)	$2.62	$2.65	$(0.07)	$—	$(0.07)
2010 - B	7.59	—	(c)(e)	2.35	2.35	(0.01)	—	(0.01)
2010 - C	7.62	—	(c)(e)	2.36	2.36	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.06	(c)	2.69	2.75	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(c)	2.59	2.62	(0.06)	—	(0.06)
2010 - IR	8.42	0.04	(c)	2.60	2.64	(0.10)	—	(0.10)
2010 - R	8.41	—	(c)(e)	2.62	2.62	(0.05)	—	(0.05)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(e)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(e)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04		(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10		(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02		(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	—	(e)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)		0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)		0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06		0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)		0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)		3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)		2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)		2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04		3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)		2.99	2.96	—	(0.69)	(0.69)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.85% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.03	31.55%	$142,392	1.25	%(d)	1.39	%(d)	0.73	%(c)(d)	37%
9.93	30.99	2,842	2.00	(d)	2.14	(d)	(0.02	)(c)(d)	37
9.95	31.00	14,291	2.00	(d)	2.14	(d)	(0.08	)(c)(d)	37
11.43	31.79	312,954	0.85	(d)	0.99	(d)	1.21	(c)(d)	37
10.93	31.48	1,449	1.35	(d)	1.49	(d)	0.62	(c)(d)	37
10.96	31.63	32	1.00	(d)	1.14	(d)	0.94	(c)(d)	37
10.98	31.34	178	1.50	(d)	1.64	(d)	(0.06	)(c)(d)	37

8.45	6.70	130,439	1.25		1.40		0.61		141
7.59	6.01	2,737	2.00		2.15		(0.11)		141
7.62	5.98	11,226	2.00		2.15		(0.18)		141
8.78	7.13	349,989	0.85		1.00		0.96		141
8.37	6.62	1,588	1.35		1.50		0.53		141
8.42	7.09	25	1.00		1.15		0.52		141
8.41	6.61	21	1.50		1.65		(0.10)		141

7.98	(27.45)	162,243	1.25	(d)	1.46	(d)	0.76	(d)	31
7.16	(27.60)	3,806	2.00	(d)	2.21	(d)	0.01	(d)	31
7.19	(27.67)	11,262	2.00	(d)	2.21	(d)	0.01	(d)	31
8.30	(27.51)	419,179	0.85	(d)	1.06	(d)	1.16	(d)	31
7.85	(27.58)	2,121	1.35	(d)	1.56	(d)	0.66	(d)	31
7.96	(27.50)	7	1.00	(d)	1.21	(d)	0.99	(d)	31
7.93	(27.58)	7	1.50	(d)	1.71	(d)	0.54	(d)	31

11.00	(9.73)	211,930	1.25		1.36		0.12		160
9.89	(10.39)	5,807	2.00		2.11		(0.57)		160
9.94	(10.35)	16,250	2.00		2.11		(0.60)		160
11.45	(9.29)	547,109	0.85		0.96		0.54		160
10.84	(9.80)	2,904	1.35		1.46		0.12		160
10.98	(4.14)	10	1.00	(d)	1.11	(d)	0.36	(d)	160
10.95	(4.40)	10	1.50	(d)	1.61	(d)	(0.07	)(d)	160

12.89	(0.76)	208,875	1.26		1.34		0.24		154
11.74	(1.52)	10,875	2.01		2.09		(0.51)		154
11.79	(1.44)	21,631	2.01		2.09		(0.51)		154
13.37	(0.32)	575,499	0.86		0.94		0.64		154
12.72	(0.80)	26,406	1.36		1.44		0.14		154

13.76	2.42	185,508	1.27		1.37		—-	(f)	151
12.69	1.66	16,197	2.02		2.11		(0.75)		151
12.74	1.65	25,899	2.02		2.11		(0.75)		151
14.23	2.77	504,101	0.87		0.97		0.40		151
13.59	2.30	29,501	1.37		1.46		(0.09)		151

14.55	24.97	154,877	1.33		1.41		(0.15)		149
13.60	24.07	19,555	2.08		2.16		(0.89)		149
13.64	24.09	24,901	2.08		2.16		(0.90)		149
14.95	25.57	328,912	0.93		1.01		0.25		149
14.40	24.86	38,412	1.43		1.51		(0.26)		149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$14.23	$0.04	(c)	$3.83	$3.87	$(0.05)	$—	$(0.05)
2009 - B	12.35	(0.02	)(c)	3.33	3.31	—	—	—
2009 - C	12.45	(0.02	)(c)	3.36	3.34	—	—	—
2009 - Institutional	15.67	0.07	(c)	4.21	4.28	(0.10)	—	(0.10)
2009 - IR	14.30	0.05	(c)	3.85	3.90	(0.09)	—	(0.09)
2009 - R	14.15	0.01	(c)	3.81	3.82	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	12.66	(0.01)		1.58	1.57	—	—	—
2009 - B	11.07	(0.08)		1.36	1.28	—	—	—
2009 - C	11.16	(0.09)		1.38	1.29	—	—	—
2009 - Institutional	13.88	0.04		1.75	1.79	—	—	—
2009 - IR	12.68	0.03		1.59	1.62	—	—	—
2009 - R	12.63	(0.06)		1.58	1.52	—	—	—

2008 - A	36.25	(0.05)		(9.43)	(9.48)	—	(14.11)	(14.11)
2008 - B	33.77	(0.17)		(8.42)	(8.59)	—	(14.11)	(14.11)
2008 - C	33.92	(0.17)		(8.48)	(8.65)	—	(14.11)	(14.11)
2008 - Institutional	38.18	0.02		(10.21)	(10.19)	—	(14.11)	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)	(6.43)	—	(14.11)	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)	(6.48)	—	(14.11)	(14.11)

2007 - A	32.78	(0.27)		5.59	5.32	—	(1.85)	(1.85)
2007 - B	30.83	(0.46)		5.25	4.79	—	(1.85)	(1.85)
2007 - C	30.96	(0.46)		5.27	4.81	—	(1.85)	(1.85)
2007 - Institutional	34.28	(0.12)		5.87	5.75	—	(1.85)	(1.85)

2006 - A	28.23	(0.38)		6.64	6.26	—	(1.71)	(1.71)
2006 - B	26.79	(0.52)		6.27	5.75	—	(1.71)	(1.71)
2006 - C	26.89	(0.52)		6.30	5.78	—	(1.71)	(1.71)
2006 - Institutional	29.32	(0.26)		6.93	6.67	—	(1.71)	(1.71)

2005 - A	26.45	(0.26)		2.04	1.78	—	—	—
2005 - B	25.25	(0.40)		1.94	1.54	—	—	—
2005 - C	25.34	(0.40)		1.95	1.55	—	—	—
2005 - Institutional	27.35	(0.14)		2.11	1.97	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 1.04% of average net assets.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

									Ratio of		Ratio of
		Net assets,	Ratio of		Ratio of		Ratio of		net investment		net investment
Net asset		end of	net expenses		net expenses		total expenses		income (loss)		income (loss)		Portfolio
value, end	Total	period	to average		(not including fees		to average		to average		(not including fees		turnover
of period	return(b)	(in 000s)	net assets		paid indirectly)		net assets		net assets		paid indirectly)		rate

$18.05	27.27%	$23,308	1.25	%(d)	1.25	%(d)	2.15	%(d)	0.44	%(c)(d)	0.44	%(c)(d)	48%
15.66	26.80	7,983	2.00	(d)	2.00	(d)	2.90	(d)	(0.25	)(c)(d)	(0.25	)(c)(d)	48
15.79	26.83	5,601	2.00	(d)	2.00	(d)	2.90	(d)	(0.29	)(c)(d)	(0.29	)(c)(d)	48
19.85	27.47	5,890	0.85	(d)	0.85	(d)	1.75	(d)	0.78	(c)(d)	0.78	(c)(d)	48
18.11	27.35	9	1.00	(d)	1.00	(d)	1.90	(d)	0.69	(c)(d)	0.69	(c)(d)	48
17.91	27.09	57	1.50	(d)	1.50	(d)	2.40	(d)	0.15	(c)(d)	0.15	(c)(d)	48

14.23	12.40	19,090	1.25		1.25		2.44		(0.06)		(0.06)		193
12.35	11.56	7,608	2.00		2.00		3.19		(0.78)		(0.78)		193
12.45	11.56	4,793	2.00		2.00		3.19		(0.82)		(0.82)		193
15.67	12.90	4,026	0.85		0.85		2.04		0.31		0.31		193
14.30	12.78	7	1.00		1.00		2.19		0.18		0.18		193
14.15	12.03	42	1.50		1.50		2.69		(0.44)		(0.44)		193

12.66	(39.66)	19,402	1.25		1.25		2.00		(0.32)		(0.32)		182
11.07	(40.12)	10,176	2.00		2.00		2.75		(1.07)		(1.07)		182
11.16	(40.12)	4,918	2.00		2.00		2.75		(1.07)		(1.07)		182
13.88	(39.44)	3,662	0.85		0.85		1.60		(0.12)		(0.12)		182
12.68	(34.14)	7	1.00	(d)	1.00	(d)	1.75	(d)	(0.06	)(d)	(0.06	)(d)	182
12.63	(34.40)	7	1.50	(d)	1.50	(d)	2.25	(d)	(0.40	)(d)	(0.40	)(d)	182

36.25	17.04	45,070	1.25		1.51		2.17		(0.79)		(1.05)		154
33.77	16.32	26,184	1.87		2.13		2.78		(1.40)		(1.67)		154
33.92	16.32	11,911	1.87		2.13		2.78		(1.40)		(1.67)		154
38.18	17.53	15,686	0.79		1.10		1.74		(0.33)		(0.63)		154

32.78	23.15	47,721	1.60		1.65		2.18		(1.25)		(1.30)		60
30.83	22.40	30,515	2.15		2.20		2.73		(1.80)		(1.85)		60
30.96	22.48	13,294	2.15		2.20		2.73		(1.80)		(1.85)		60
34.28	23.71	19,037	1.15		1.20		1.73		(0.80)		(0.85)		60

28.23	6.69	42,959	1.20		1.65		2.23		(0.92)		(1.37)		146
26.79	6.14	33,060	1.75		2.20		2.78		(1.47)		(1.92)		146
26.89	6.12	13,431	1.75		2.20		2.78		(1.47)		(1.92)		146
29.32	7.20	11,836	0.75		1.20		1.78		(0.47)		(0.92)		146

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders
	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$18.78	$0.10(c	)	$6.24	$6.34	$(0.18)	$—	$(0.18)
2010 - B	13.24	0.02(c	)	4.37	4.39	(0.12)	—	(0.12)
2010 - C	14.94	0.02(c	)	4.96	4.98	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.18(c	)	7.67	7.85	(0.20)	—	(0.20)
2010 - IR	18.78	0.13(c	)	6.23	6.36	(0.19)	—	(0.19)
2010 - R	18.74	0.07(c	)	6.21	6.28	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,*

2009 - A	18.62	0.18		0.25	0.43	(0.27)	—	(0.27)
2009 - B	13.16	0.05		0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05		0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31		0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22		0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12		0.23	0.35	(0.23)	—	(0.23)

2008 - A	89.04	0.14		(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)		(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	—	(e)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42		(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)	(6.65)	—	(56.14)	(56.14)

2007 - A	92.33	(0.35)		7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)		6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)		7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	—	(e)	7.98	7.98	(0.70)	(10.15)	(10.85)

2006 - A	80.43	0.35		14.70	15.05	—	(3.15)	(3.15)
2006 - B	74.90	(0.14)		13.65	13.51	—	(3.15)	(3.15)
2006 - C	76.86	(0.14)		14.00	13.86	—	(3.15)	(3.15)
2006 - Institutional	84.91	0.77		15.61	16.38	—	(3.15)	(3.15)

2005 - A	73.15	(0.35)		8.61	8.26	—	(0.98)	(0.98)
2005 - B	68.53	(0.70)		8.05	7.35	—	(0.98)	(0.98)
2005 - C	70.28	(0.77)		8.33	7.56	—	(0.98)	(0.98)
2005 - Institutional	76.79	—	(e)	9.10	9.10	—	(0.98)	(0.98)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.05 and 0.51% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

					Ratio of				Ratio of		Ratio of
		Net assets,	Ratio of		net expenses		Ratio of		net investment		net income (loss)
Net asset		end of	net expenses		(not including		total expenses		income (loss)		(not including		Portfolio
value, end	Total	period	to average		fees paid		to average		to average		fees paid		turnover
of period	return(b)	(in 000s)	net assets		indirectly)		net assets		net assets		indirectly)		rate

$24.94	33.98%	$104,314	1.25	%(d)	1.25	%(d)	1.59	%(d)	0.97	%(c)(d)	0.97	%(c)(d)	40%
17.51	33.42	28,301	2.00	(d)	2.00	(d)	2.34	(d)	0.28	(c)(d)	0.28	(c)(d)	40
19.80	33.53	25,103	2.00	(d)	2.00	(d)	2.34	(d)	0.23	(c)(d)	0.23	(c)(d)	40
30.76	34.21	1,696	0.85	(d)	0.85	(d)	1.19	(d)	1.36	(c)(d)	1.36	(c)(d)	40
24.95	34.13	10	1.00	(d)	1.00	(d)	1.34	(d)	1.21	(c)(d)	1.21	(c)(d)	40
24.84	33.75	126	1.50	(d)	1.50	(d)	1.84	(d)	0.67	(c)(d)	0.67	(c)(d)	40

18.78	2.64	79,873	1.25		1.25		1.69		1.11		1.11		164
13.24	2.27	27,689	2.00		2.00		2.44		0.42		0.42		164
14.94	1.61	20,883	2.00		2.00		2.44		0.38		0.38		164
23.11	2.97	1,244	0.85		0.85		1.29		1.55		1.55		164
18.78	2.43	7	1.00		1.00		1.44		1.34		1.34		164
18.74	2.17	79	1.50		1.50		1.94		0.68		0.68		164

18.62	(33.48)	85,992	1.25		1.25		1.53		0.71		0.71		147
13.16	(34.04)	43,039	2.00		2.00		2.28		(0.05)		(0.05)		147
14.84	(33.89)	26,503	2.00		2.00		2.28		(0.05)		(0.05)		147
22.89	(33.07)	1,599	0.85		0.85		1.13		1.05		1.05		147
18.69	(27.00)	7	1.00	(d)	1.00	(d)	1.28	(d)	1.03	(d)	1.03	(d)	147
18.62	(27.27)	7	1.50	(d)	1.50	(d)	1.78	(d)	0.60	(d)	0.60	(d)	147

89.04	8.15	213,172	1.20		1.49		1.58		(0.40)		(0.69)		97
81.13	7.45	117,553	1.82		2.10		2.19		(1.03)		(1.31)		97
83.58	7.41	70,151	1.82		2.10		2.19		(1.01)		(1.29)		97
95.27	8.57	16,005	0.73		1.07		1.14		(0.04)		(0.38)		97

92.33	19.38	264,595	1.59		1.60		1.60		0.38		0.37		4
85.26	18.73	175,297	2.14		2.15		2.15		(0.15)		(0.16)		4
87.57	18.71	92,123	2.14		2.15		2.15		(0.16)		(0.17)		4
98.14	19.94	25,954	1.14		1.15		1.15		0.82		0.82		4

80.43	11.35	252,526	1.63		1.64		1.64		(0.40)		(0.41)		4
74.90	10.78	198,305	2.18		2.19		2.19		(0.95)		(0.96)		4
76.86	10.81	107,803	2.18		2.19		2.19		(0.95)		(0.96)		4
84.91	11.91	21,728	1.18		1.19		1.19		0.05		0.04		4

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$19.75	$0.11		$2.98	$3.09	$(0.30)	$—	$(0.30)
2010 - B	18.43	0.03		2.78	2.81	(0.13)	—	(0.13)
2010 - C	18.21	0.03		2.75	2.78	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.16		3.04	3.20	(0.38)	—	(0.38)
2010 - Service	19.66	0.11		2.95	3.06	(0.24)	—	(0.24)
2010 - IR	19.65	0.14		2.96	3.10	(0.36)	—	(0.36)
2010 - R	19.63	0.08		2.95	3.03	(0.31)	—	(0.31)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(d)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

2005 - A	25.81	0.26	(e)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05	(e)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05	(e)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36	(e)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23	(e)	3.25	3.48	(0.20)	—	(0.20)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$22.54	15.80%	$342,792	0.95	%(c)	1.17	%(c)	1.04	%(c)	25%
21.11	15.34	23,247	1.70	(c)	1.92	(c)	0.32	(c)	25
20.81	15.34	39,880	1.70	(c)	1.92	(c)	0.29	(c)	25
23.07	16.00	156,689	0.55	(c)	0.77	(c)	1.45	(c)	25
22.48	15.69	1,546	1.05	(c)	1.27	(c)	1.06	(c)	25
22.39	15.93	8	0.70	(c)	0.92	(c)	1.30	(c)	25
22.35	15.59	60	1.20	(c)	1.42	(c)	0.76	(c)	25

19.75	6.57	328,575	0.95		1.19		1.75		122
18.43	5.83	25,269	1.70		1.94		1.14		122
18.21	5.82	37,716	1.70		1.94		0.99		122
20.25	7.04	153,872	0.55		0.79		2.14		122
19.66	6.50	2,117	1.05		1.29		1.68		122
19.65	6.83	7	0.70		0.94		1.93		122
19.63	6.39	50	1.20		1.44		0.89		122

19.02	(23.83)	384,949	0.95	(c)	1.22	(c)	1.16	(c)	27
17.63	(23.94)	47,671	1.70	(c)	1.97	(c)	0.46	(c)	27
17.50	(23.95)	42,816	1.70	(c)	1.97	(c)	0.41	(c)	27
19.52	(23.78)	177,704	0.55	(c)	0.82	(c)	1.57	(c)	27
18.84	(23.85)	2,949	1.05	(c)	1.32	(c)	1.05	(c)	27
18.96	(23.79)	6	0.70	(c)	0.97	(c)	1.48	(c)	27
18.89	(23.86)	6	1.20	(c)	1.47	(c)	0.99	(c)	27

24.97	(15.39)	530,590	0.95		1.13		1.03		96
23.18	(16.04)	77,406	1.70		1.88		0.28		96
23.01	(16.01)	58,873	1.70		1.88		0.28		96
25.61	(15.09)	253,353	0.55		0.73		1.40		96
24.74	(15.43)	3,908	1.05		1.23		0.91		96
24.88	(14.61)	9	0.70	(c)	0.88	(c)	1.30	(c)	96
24.81	(14.89)	9	1.20	(c)	1.38	(c)	0.85	(c)	96

33.30	9.11	863,259	0.95		1.10		0.82		119
31.17	8.27	154,414	1.70		1.85		0.09		119
31.01	8.27	100,803	1.70		1.85		0.07		119
34.07	9.56	594,020	0.55		0.70		1.22		119
32.98	9.01	15,884	1.05		1.20		0.72		119

31.79	9.51	611,999	0.99		1.15		0.79		129
29.92	8.72	78,110	1.75		1.90		0.01		129
29.78	8.73	36,628	1.75		1.90		0.03		129
32.48	9.97	644,250	0.59		0.75		1.22		129
31.50	9.39	13,019	1.09		1.25		0.70		129

29.13	13.75	477,204	1.09		1.19		0.93	(e)	142
27.52	12.87	108,595	1.84		1.94		0.19	(e)	142
27.39	12.86	38,380	1.84		1.94		0.20	(e)	142
29.72	14.16	269,545	0.69		0.79		1.23	(e)	142
28.88	13.61	10,328	1.15		1.25		0.84	(e)	142

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/1/09	4/30/10		4/30/10*	11/1/09	4/30/10		4/30/10*	11/1/09	4/30/10		4/30/10*	11/1/09	4/30/10		4/30/10*
Class A
Actual	$1,000.00	$1,117.70		$5.51	$1,000.00	$1,156.60		$5.08	$1,000.00	$1,179.80		$5.13	$1,000.00	$1,315.50		$7.18
Hypothetical 5% return	1,000.00	1,019.59	+	5.26	1,000.00	1,020.08	+	4.76	1,000.00	1,020.08	+	4.76	1,000.00	1,018.60	+	6.26

Class B
Actual	1,000.00	1,113.90		9.43	1,000.00	1,152.60		9.07	1,000.00	1,175.00		9.17	1,000.00	1,309.90		11.45
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,016.36	+	8.50	1,000.00	1,016.36	+	8.50	1,000.00	1,014.88	+	9.99

Class C
Actual	1,000.00	1,113.80		9.43	1,000.00	1,153.00		9.08	1,000.00	1,175.50		9.17	1,000.00	1,310.00		11.46
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,016.36	+	8.50	1,000.00	1,016.36	+	8.50	1,000.00	1,014.88	+	9.99

Institutional
Actual	1,000.00	1,120.00		3.42	1,000.00	1,159.90		2.95	1,000.00	1,183.50		2.98	1,000.00	1,317.90		4.89
Hypothetical 5% return	1,000.00	1,021.57	+	3.26	1,000.00	1,022.07	+	2.76	1,000.00	1,022.07	+	2.76	1,000.00	1,020.58	+	4.26

Service
Actual	N/A	N/A		N/A	1,000.00	1,156.70		5.61	1,000.00	1,179.70		5.67	1,000.00	1,314.80		7.75
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.59	+	5.26	1,000.00	1,019.59	+	5.26	1,000.00	1,018.10	+	6.76

Class IR
Actual	N/A	N/A		N/A	1,000.00	1,158.90		3.75	1,000.00	1,181.50		3.79	1,000.00	1,316.30		5.74
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,021.32	+	3.51	1,000.00	1,021.32	+	3.51	1,000.00	1,019.84	+	5.01

Class R
Actual	N/A	N/A		N/A	1,000.00	1,155.00		6.41	1,000.00	1,177.60		6.48	1,000.00	1,313.40		8.60
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.84	+	6.01	1,000.00	1,018.84	+	6.01	1,000.00	1,017.36	+	7.50

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2010 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/1/09	4/30/10		4/30/10*	11/1/09	4/30/10		4/30/10*	11/1/09	4/30/10		4/30/10*
Class A
Actual	$1,000.00	$1,272.70		$7.04	$1,000.00	$1,339.80		$7.25	$1,000.00	$1,158.00		$5.08
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,018.60	+	6.26	1,000.00	1,020.08	+	4.76

Class B
Actual	1,000.00	1,268.00		11.25	1,000.00	1,334.20		11.58	1,000.00	1,153.40		9.08
Hypothetical 5% return	1,000.00	1,014.88	+	9.99	1,000.00	1,014.88	+	9.99	1,000.00	1,016.36	+	8.50

Class C
Actual	1,000.00	1,268.30		11.25	1,000.00	1,335.30		11.58	1,000.00	1,153.40		9.08
Hypothetical 5% return	1,000.00	1,014.88	+	9.99	1,000.00	1,014.88	+	9.99	1,000.00	1,016.36	+	8.50

Institutional
Actual	1,000.00	1,274.70		4.79	1,000.00	1,342.10		4.94	1,000.00	1,160.00		2.95
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,020.58	+	4.26	1,000.00	1,022.07	+	2.76

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,156.90		5.62
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.59	+	5.26

Class IR
Actual	1,000.00	1,273.50		5.64	1,000.00	1,341.30		5.81	1,000.00	1,159.30		3.75
Hypothetical 5% return	1,000.00	1,019.84	+	5.01	1,000.00	1,019.84	+	5.01	1,000.00	1,021.32	+	3.51

Class R
Actual	1,000.00	1,270.90		8.45	1,000.00	1,337.50		8.69	1,000.00	1,155.90		6.41
Hypothetical 5% return	1,000.00	1,017.36	+	7.50	1,000.00	1,017.36	+	7.50	1,000.00	1,018.84	+	6.01

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.05%	1.80%	1.80%	0.65%	N/A	N/A	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05%	0.70%	1.20%
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(This page intentionally left blank)

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713.9 billion in assets under management as of March 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] ■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund

■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Structured International Equity
Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity
Portfolio

[1]	Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus and a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or the Prospectus carefully before investing. The summary prospectus and the Prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current summary prospectus or Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or Prospectus carefully before investing. The summary prospectus and Prospectus contain this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co.  All rights reserved.  37245.MF.TMPL STDOMSAR10 / 85.2K / 06-10

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: June 30, 2010